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                                                                  EXHIBIT 10.12





                              LICENSING AGREEMENT
                                    BETWEEN
                          APACHE MEDICAL SYSTEMS, INC.
                                      AND
                   QUALITY INFORMATION MANAGEMENT CORPORATION




                                 MARCH 24, 1994





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                             LICENSING AGREEMENT




        This LICENSING AGREEMENT is entered into as of this 24th day of March, 1994, by and between APACHE Medical Systems, Inc., a Delaware corporation ("APACHE") and Quality Information Management Corporation, an Ohio nonprofit corporation ("QIMC").

                                   WITNESSTH

        WHEREAS, QIMC is a nonprofit, membership corporation formed by certain local business and health care organizations located in and around Cleveland, Ohio, to encourage and undertake cooperative efforts to improve the quality of health care available in Cleveland and the surrounding areas, and in that regard, has instituted and maintained the Cleveland Health Quality CHOICE(SM) Program (the "Choice Program");

        WHEREAS, in connection with the Choice Program, QIMC has collected and compiled certain data and related information (the "Choice Data") regarding quality of health care at Participating Hospitals as defined herein, and has developed and owns specific methodologies, scoring systems, databases, equations, patient variables, co-efficient codes and supporting documentation (collectively, together with the Choice Data, and as more specifically delineated herein, the "Choice System"), which allow the Choice Data to be analyzed, compared and utilized based upon similar assumptions;

        WHEREAS, APACHE has developed an outcome predictive system relating to hospitals' intensive care units, and has substantial expertise and experience in developing and marketing similar predictive systems for use in other areas of health care, such as those addressed through use of the Choice System;

        WHEREAS, QIMC and APACHE desire to provide APACHE with access to the Choice System to allow APACHE to develop further and market the Choice System and upgraded versions of the Choice System alone or in connection with other product and service offerings by APACHE;

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto do hereby agree as follows:

        1. Licenses. (a) QIMC hereby grants to APACHE, under and subject to the terms hereof (i) a renewable, ten (10)-year, exclusive (except as explicitly provided herein), worldwide license (the "System License") to develop and market the Choice System and Core Choice System, together with all prior versions thereof and all future modifications, enhancements and upgrades of the Choice System or Core Choice System undertaken by QIMC under the terms hereof, including but not limited to all of QIMC's work-in-progress, including but not limited to that utilizing the UB-82-92 data variables described in Attachment A hereto (the "UB-82-92 Variables"), and (ii) a renewable, ten (10)-year, exclusive (except as


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explicitly provided herein), worldwide license to use in any legal manner the name "Choice" and any trademark, service mark, trade secret, copyrights and any other proprietary rights ("Rights" and, collectively with the System License, the "Licenses") owned or acquired by QIMC in connection with the Choice System. The System License shall be renewable at APACHE's option for successive three (3)-year terms after the termination of the initial license term by APACHE's providing one hundred eighty (180) day's notice of such renewal to QIMC. APACHE is authorized to use the Rights for one (1) year after the termination of this Agreement for any reason upon and subject to the terms and conditions to such use set forth herein.

           (b) QIMC and APACHE hereby acknowledge and agree that QIMC shall retain and have the following rights and interests with respect to the Choice System and the Core Choice System (as defined below):

              (1) the nonexclusive right, subject to APACHE's first right of refusal as set forth in Paragraph 2(b) and "second look" rights as set forth in Paragraph 11 hereof, to (i) continue to develop, enhance and upgrade the Core Choice System, and (ii) make any products of such efforts available to all hospitals listed on Schedule 2(c)(1) hereof (the "Participating Hospitals") or on Schedule 2(c)(2) hereof (the "Additional Hospitals") upon such terms and conditions as QIMC may deem appropriate, provided such terms and conditions are not inconsistent with the terms of this Agreement;

              (2) the nonexclusive right to continue to use the name "Choice" and any Rights associated therewith in connection with QIMC's activities and relationships with the Participating Hospitals and/or the Additional Hospitals pursuant to Section 4 of this Agreement, provided that in no event shall QIMC grant any further licenses or interests in such name or Rights; and

              (3) any and all other rights and interests explicitly granted to or explicitly retained by QIMC under this Agreement.

       2. Development and Enhancement of Choice System. (a) APACHE shall undertake at its cost reasonable efforts consistent with industry practice to complete the development of the Choice System to satisfy the characteristics set forth in Attachment B hereto (the Choice System with any or all characteristics specified in Attachment B hereto, and together with the Cleveland Database (as defined below) maintained and updated pursuant to this Agreement, shall be referred to herein as the "Core Choice System"). In undertaking its efforts to develop the Core Choice System, APACHE shall initially use the services of Michael Pine and Associates ("Pine") pursuant to an agreement in substantial conformance to that attached hereto as Attachment C (the "Pine Agreement"). If APACHE is unable to enter into the Pine Agreement with Pine, or terminates the Pine Agreement after its execution under the terms thereof: (1) APACHE shall be relieved of its obligations set forth in this


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Paragraph to complete the development of the Core Choice System; (2) QIMC shall complete the development of the Core Choice System within one year of the date hereof upon terms and conditions reasonably acceptable to APACHE, including, without limitation, the provision of acceptable documentation of the Core
Choice System, as described in Paragraph 12(a); (3) APACHE shall reimburse OIMC
for its costs incurred in such completion up to a maximum amount of [*    ];
and (4) APACHE shall retain all rights set forth herein to market the Core Choice System as if it had been developed by APACHE directly. The activities of Pine in connection with the development of the Core Choice System shall be directed by the party hereto responsible for developing the Core Choice System under the terms hereof.

        (b) If at any time during the term of the Licenses QIMC shall decide to expand, upgrade or enhance the Choice System or Core Choice System to incorporate characteristics beyond those specified for the Core Choice System, QIMC shall first offer APACHE the opportunity to undertake such development or enhancement efforts. Such offer shall contain the parameters and goals (including, without limitation, those related to cost and other economic factors) of such development or enhancement efforts. For a period of not less than ninety (90) days after presentation of such offer, QIMC shall work exclusively with APACHE to refine and develop such parameters and goals with an intent to enable APACHE, if it so desires, to undertake such development or enhancement. Should APACHE elect to undertake such development or enhancement under terms and conditions specified in such offer (or such other terms and conditions as may be acceptable to QIMC), QIMC shall exclusively retain APACHE to undertake such development or enhancement efforts and QIMC shall provide APACHE with all other information reasonably required by APACHE in connection with its decisions to accept QIMC's offer. Any enhancement, upgrade or development to or from the Core Choice System developed by APACHE under the terms hereof shall be considered part of the AMS Choice System as defined herein. Should APACHE not undertake such development or enhancement efforts, QIMC shall have access to the Core Choice System for the purposes of such development or enhancement efforts at QIMC's cost; provided that APACHE shall retain its first right-of-refusal to further develop, enhance and upgrade the Choice System as developed or enhanced by QIMC under the terms hereof, including, but not limited to, the first right of refusal to develop software or products in support of equations developed by QIMC or any enhancement, development or upgrade thereof; and provided further that APACHE shall retain the first right of refusal to market any enhancement, development or upgrade to the Core Choice System as developed or enhanced by QIMC under the terms hereof.

        (c) APACHE shall have the unrestricted right during the term hereof to modify, upgrade or enhance the Core Choice System in any manner it determines in its discretion to be appropriate, such as, without limitation, expanding the database supporting the Core Choice System; altering, modifying the methodologies, processes, equations, software, marketing procedures or co-efficients used in the Core Choice System; or adding additional methodologies, processes, equations, software, marketing procedures or coefficients to the Core Choice System (the Core Choice System, after any such modifications,



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- ---------
* Confidential portions omitted and filed separately with the Commission.

upgrades or enhancements by APACHE, shall be referred to herein as the "AMS Choice System" and the Choice System, Core Choice System and AMS Choice System shall be collectively referred to herein as the "Choice Systems"); provided that APACHE shall maintain the Core Choice System, without further modifications but with a current database containing all information furnished by the Participating Hospitals and the Additional Hospitals in connection with their use of any of the Choice Systems (the "Cleveland Database"), available for license and use by QIMC under the terms hereof with respect to the Participating Hospitals and/or the Additional Hospitals.

        3. Ownership of Choice Systems and AMS Choice Systems. (a) Subject only to the Licenses granted to APACHE hereunder, QIMC shall retain and own all patent, copyright, trade secret or other intellectual property or proprietary rights relating to the Core Choice System and to any enhancement, modification or upgrade of the Core Choice System developed by QIMC under the terms hereof. Subject only to APACHE's obligations and QIMC's rights explicitly granted or retained hereunder, APACHE shall own all patent, copyright, trade secret or other intellectual property or proprietary rights relating to the AMS Choice System and to any enhancement, modification or upgrade of the Core Choice System developed or funded by APACHE under the terms hereof, including, but not limited to, expanded databases or modified equations supporting or incorporated into one or more of the Choice Systems. Except as set forth herein, QIMC shall retain the right to determine the future direction and characteristics of the Choice Program.

        4. Marketing and Use of Choice Systems. (a) Except as provided herein, APACHE shall have the sole and exclusive right to market (commercially or non-commercially), license and use for any purpose consistent with this Agreement the Choice Systems and any enhancement, modification or upgrade of the Choice Systems developed by APACHE under the terms hereof, and to any and all products or services generated from such Systems worldwide. APACHE may market the Choice Systems under another name. QIMC shall retain the nonexclusive right to utilize at no cost: (i) the Core Choice System and "Choice" name for (A) development or enhancement efforts declined by APACHE under the terms of Paragraph 2(b) hereof and (B) making any products or results of QIMC's development or enhancement efforts undertaken in compliance with Paragraph 2(b) hereof available to Participating and Additional Hospitals; and
(ii) the Choice Systems and "Choice" name for analysis, research and publication purposes subject to APACHE standard agreements related to such efforts. In addition, in the event QIMC desires to utilize any component of the Choice Systems for any purpose for which QIMC does not have rights under this Agreement to so utilize such component, QIMC and Apache shall attempt in good faith to negotiate mutually-acceptable terms and conditions for such utilization; provided, however, that in no event shall APACHE be obligated to permit any such utilization in conflict with the provisions of Paragraph 4(b) hereof.

        (b) At no time prior to the third anniversary of the termination of this Agreement under the terms hereof shall QIMC have the right to develop, market, sell, license

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or offer for sale or license any of the Choice Systems or any enhancement, development, or upgrade of the Choice Systems in competition with APACHE's efforts to market such systems or any substantially similar products, services or predictive systems; except, however, that in no event shall the foregoing be deemed to prohibit or restrict the exercise by QIMC of its rights under Paragraph 1(b) or the third sentence of Paragraph 4(a).

            (c) Subject at all time to APACHE's determination as to the best manner of marketing the Choice Systems, the parties hereto shall in good faith undertake efforts to publicize the availability and characteristics of, and market and exploit, the Choice Systems. The specific obligations of the parties shall be set forth in annual marketing plans to be prepared and updated by APACHE and QIMC each calendar quarter after the date hereof (the Quarterly Plans), such Quarterly Plans to set forth obligations on the part of QIMC not materially greater than those QIMC obligations set forth in Attachment D hereto, which obligations shall continue for a period of five (5) years after the date of this Agreement. QIMC's obligations as set forth in the Quarterly Plans in this regard shall be directed towards achieving the following goals:

            (1) Facilitating the availability of laboratory settings for outcome management research and practical applications, including sponsorship, support and participation in research projects that advance the state of knowledge, quality and application of the Choice Systems;

            (2) Providing support of national awareness of the Choice Systems, successes and works-in-progress through publication and participation in relevant industry, government and other symposia;

            (3) Providing active assistance to APACHE with respect to the promotion of equations and applications relevant to individual physician groups, including facilitating the provision of research personnel, and clinicians in key therapeutic disciplines who will promote such awareness;

            (4) Providing continued leadership in outcomes researched through participation in influential governmental and ad hoc organizations wherever possible;

            (5) Participating in business/medical symposia sponsored by investment firms responsible for disseminating information on important initiatives in heath care reform such as the APACHE and QIMC initiatives; and

            (6) Supporting outcomes research that uses the Choice Systems and APACHE outcome determination systems to study new drugs, devices and clinical protocols for more efficient and meaningful clinical trials and cost-effective care.

            (d) Any failure of QIMC to perform in good faith its obligations set forth in

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the Quarterly Plans shall entitle APACHE to make an equitable set-off against the Service Fees specified herein as payable for such calendar quarter during which QIMC failed to perform its obligations; provided that the failure of QIMC's good faith efforts to cause customers to license Choice Systems for a fee shall not entitle APACHE to make any such set-off. In this regard, the parties hereto acknowledge and agree that compliance with their obligations to market the Choice Systems set forth in the Quarterly Plans shall be determined solely with reference to whether they fulfilled in good faith their obligations therein and not with reference to whether their efforts to sell and license the Choice Systems to customers were successful.

            (e) APACHE shall pay QIMC's reasonable, prudent and documented travel expenses incurred by it in fulfilling its obligations set forth in the Quarterly Plans in conformance with APACHE's standard travel expense reimbursement policies.

       5.   Fees and Royalties. APACHE shall pay to QIMC:

            (a) In consideration for the Licenses, a License Fee equal to $300,000 per year for five years, payable monthly starting on the date hereof (with appropriate proration for the first month of this Agreement) and thereafter, on the first day of each successive month, for a total payment equal to $1.5 million;

            (b) In consideration for QIMC's good faith effort to market the Choice Systems as set forth in the Quarterly Plans, a Service Fee for the performance of QIMC's obligations under Paragraph 4(c), equal to $100,000 per year, payable quarterly in arrears in equal installments of $25,000 within forty-five (45) days after the end of each respective calendar quarter, for five years beginning on the date hereof (with appropriate proration for the first month of this Agreement), for a total Service Fee of $500,000;

            (c) In consideration for the Licenses, Royalties ("Royalties") based upon the number of hospital end-users ("Customers") licensing any, or any portion, of the Choice Systems directly from APACHE or, with APACHE's consent, sublicensing such System(s) from APACHE's licensee, and for which APACHE has received appropriate licensing fees, shall be calculated and paid quarterly in arrears within forty-five (45) days after the end of each respective calendar quarter, on a per-Customer basis in accordance with Schedule 5(c) hereto.

     6. On-Going Negotiations. (a) QIMC currently has on-going discussions relating to licensing of the Choice Systems solely with the parties identified in Schedule 6(a) hereto. APACHE and QIMC shall hereafter jointly undertake such discussions or any similar discussions with other parties interested in licensing use of any of the Choice Systems. Any such Agreement to license use of the Choice Data or Choice Systems after the date hereof shall be on terms reasonably acceptable to APACHE and shall be executed and entered into by APACHE instead of QIMC; and any revenue resulting from any such agreement, or any


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agreement assumed by APACHE under the terms hereof, or in connection with the sale or license of Choice Systems after the date hereof, shall be paid to APACHE under the terms hereof, with Royalties from such revenues being paid to QIMC under the terms hereof. Notwithstanding anything to the contrary herein, APACHE shall not assume or be liable for, and QIMC shall indemnify and hold APACHE harmless from, any liability, damage, loss or obligation under or in connection with agreements negotiated or entered into by QIMC and relating to, or relating to the licensing of, the Choice Program or Choice Systems unless and until APACHE has explicitly agreed in writing to assume such obligations.

            (b) APACHE hereby acknowledges that QIMC is negotiating an agreement with the Greater St. Louis Health Care Alliance (the "Alliance") to license to the Alliance the Choice Data to allow the Alliance to develop its own determination and patient satisfaction measurement system. APACHE and QIMC shall collaborate to finalize such agreement and such negotiations and agreement shall be governed by the terms of Paragraph 6(a) hereof.

            (c) QIMC shall assign to APACHE (after obtaining all required consents to assignment), and APACHE shall assume the rights and obligations of QIMC under, any Beta Site Agreement that is in form and substance materially the same as Attachment E hereto and meeting the requirements of Paragraph 6 hereof, with all hospitals listed on Schedule 6(d)(1) hereto (the "Beta Sites"); provided that, for twelve (12) months following the date hereof, QIMC shall provide all required abstractor training, data cleaning, report production (subject to APACHE's approval of such reports' presentation and format) required in connection with services provided to the Beta Sites and APACHE shall pay for such services in accordance with the Fee Schedule attached hereto as Schedule 6(d)(2).

       7. Services to QIMC and Participating Hospitals.

            (a) APACHE shall license and allow Participating Hospitals to use the Choice System and/or Core Choice System at no charge or fee pursuant to an agreement (the "Choice Service Agreement"), in form reasonably acceptable to the parties, to be entered into between Apache and the Participating Hospitals (or a duly-authorized agent thereof). Apache shall license and allow Additional Hospitals to license and use the Choice System and/or Core Choice System for the fees set forth in Schedule 7(a) hereto pursuant to an agreement, in form reasonably acceptable to the parties, to be entered into between Apache and the Additional Hospitals (or a duly-authorized agent thereof). If QIMC has adequate authority, it may serve as such agent for the Participating Hospitals and/or the Additional Hospitals. QIMC shall provide at no charge to APACHE through the term of this Agreement, data cleaning and report production in connection with the data obtained from, and services provided to, Participating and Additional Hospitals, as described in
Schedule 6(d)(2), as part of the QIMC Executive Sales Objective presently provided to such Hospitals. If QIMC does not provide such services, AMS may provide such services to the Participating and/or Additional Hospitals and charge QIMC or the Hospitals for such services.



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

            (b) If requested and justified by the demand for such software, APACHE shall provide to the Participating Hospitals or their duly-authorized agent: (i) Choice ADT/Lab Batch Interface software (the "Interface Software")
as described in Attachment G hereto, for a fee equal to [*    ] per-patient
admission processed through the Interface; and (ii) on-site processing software, as described in Attachment H hereto (the "On-Site Processing Software"), for a
fee equal to [*    ] per-patient admission processed through the On-Site
Processing Software.

            (c) As a condition to APACHE's obligations hereunder, unless waived in writing by APACHE: (1) all parties thereto other than APACHE shall have executed and delivered the Choice Service Agreement; (2) all parties thereto other than APACHE shall have executed and delivered that certain Service Agreement in substantial conformance with Attachment I hereto; and (3) the Participating Hospitals (or a duly-authorized agent thereof) shall have retained APACHE to develop and provide to the Participating Hospitals Choice Data collection software as described in Attachment F hereto (the "Data Collection Software"), for three years starting upon delivery of such software by APACHE, on terms calling for APACHE to be paid annually a fee equal to
[*    ]  per-patient admission processed by the Data Collection Software during
the first year of this Agreement, [*    ]  per-patient admission processed by
the Data Collection Software during the second year of this Agreement, and
[*    ]  per-patient admission processed by the Data Collection Software during the third year of this Agreement, with a minimum annual payment to APACHE of
not less than [*      ] . If any of the foregoing conditions has not been
satisfied by the Approval Date (as defined in Paragraph 10 below), then APACHE by notice to QIMC may terminate this Agreement; and, in such event this Agreement will be of no further force or effect, except that the obligations of the parties under the provisions of Paragraphs 12(h), 14(a), 14(b), 15 and 17 hereof, and any Confidentiality Agreement executed pursuant to this Agreement, shall remain in full force and effect.

            (d) As a condition to QIMC's obligations hereunder, unless waived in writing by QIMC, APACHE shall have executed and delivered to QIMC that certain Service Agreement in substantial conformance with Attachment I hereto. If any of the foregoing conditions has not been satisfied by the Approval Date, then QIMC by notice to APACHE may terminate this Agreement; and in such event this Agreement will be of no further force or effect, except that the obligations of the parties under the provisions of Paragraphs 12(h), 14(a), 14(b), 15 and 17 hereof, and any Confidentiality Agreement executed pursuant to this Agreement, shall remain in full force and effect.

     8. Future Product Development. APACHE hereby acknowledges its commitment to maintain a competitive position for the marketing of outcome determinative database services such as the Core and AMS Choice Systems. In this regard, APACHE shall research the feasibility of developing and marketing a three-tier product suite, presently anticipated to include the following elements:

- ---------
*Confidential portions omitted and filed separately with the Commission.

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            (a)[*           ] Kit. The proposed product would provide groups
and hospitals with[


                                             *]

            (b)[*    ] Kit. This product would be marketed as a follow-on
product to the [                *    ] Kit, using [*                  ].  The
product is anticipated to be purchased[*





            ]

            (c) The standard APACHE III Management System product, expanded to an integrated management system including, if applicable, APACHE, AMS Choice, and other equations as research initiatives define and market considerations justify. These equations would support utilization management, clinical decision support and ad hoc reporting for purposes of responding to managed care demands, and would allow hospitals concurrently to manage individual patients and respond to utilization and quality initiatives.

QIMC recognizes, acknowledges and agrees that the exact specifications and characterizations of the products included within the proposed product suite, and/or similar products directed at maintaining a competitive position in the market, may change from time to time at APACHE's discretion.

     9. Training. (a) QIMC shall provide at its cost abstractor training as described in Attachment J hereto Participating and Additional
Hospitals in support of the Choice Program. If QIMC does not provide such training, AMS may provide such training to the Participating and Additional Hospitals and charge QIMC or the Hospitals for such training.

            (b)      For a fee payable by QIMC to APACHE of [*   ]  per-day,
plus QIMC's payment of APACHE's travel expenses, APACHE shall provide to Participating and Additional Hospital personnel all software training required to utilize the Core Data Collection Software, Interface Software and On-Site Processing Software, provided that no single class of such personnel shall exceed fifteen (15) persons.


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- ----------
*  Confidential portions omitted and filed separately with the Commission.

        10. Review of Choice Data and Intellectual Property. APACHE's performance hereunder, and all obligations applicable to APACHE herein, are subject and conditioned upon APACHE's review and approval of, and QIMC shall grant to APACHE complete access to, all intellectual property incorporated into, or related to, the Choice System and Choice Data, within QIMC's possession or control, including but not limited to models, patient variables, scoring, methodologies, databases, co-efficients and the UB-82-92 Variables, and all agreements, registrations, patents, documentation, software and all other materials and information relating to the Choice System or Choice Data (collectively, the "Choice Information"). QIMC shall provide APACHE with full and complete access to the Choice Information within five (5) days of the date hereof, subject to APACHE's compliance with a Confidentiality Agreement in substantial conformance with Attachment K hereto. In addition, QIMC shall provide APACHE with reasonable access to all persons within the control of QIMC having knowledge concerning the Choice Information, and shall use reasonable efforts to make other persons having knowledge concerning the Choice Information reasonably accessible to APACHE. APACHE's review and approval process under this Section shall be completed within sixty (60) days (the "Approval Date") after QIMC shall have provided to APACHE the CHOICE Information in conformance with this Paragraph, and APACHE shall notify QIMC in writing of the results of its review within five (5) days thereafter. If APACHE so notifies QIMC in writing that it has disapproved any of the Choice Data as a result of the analysis described in Schedule 10 hereto, or that a material problem exists with respect to any intellectual property incorporated into, or related to, the Choice System or Choice Data, APACHE may terminate this Agreement and, in such event, this Agreement will be of no further force or effect, except that the obligations of the parties under the provisions of Paragraphs 12(h), 14(a), 14(b), 15 and 17 hereof, and any Confidentiality Agreement executed pursuant to this Agreement shall remain in full force and effect.

        11. Attribution. Each party hereto shall (i) give appropriate credit to the other for its role in developing and marketing the Core and AMS Choice Systems in a form and manner agreed to by the parties in writing; (ii) credit the other in any paper or presentation relating to the Core or AMS Choice Systems. QIMC shall give APACHE the opportunity to review all papers and presentations to be published by QIMC in advance of their publication or presentation to assure accuracy of descriptions; shall protect all elements and results of the Choice Systems in compliance with the terms of a Confidentiality Agreement in substantial conformance with Attachment K hereto; and shall not publish any element or result of the Choice Systems without APACHE's prior written consent, which consent shall not be unreasonably withheld or delayed. If QIMC desires or is required under the terms of a proposed contract or grant with or from a third party to make a presentation or publish a paper that would reveal any confidential information relating to any development or enhancement described in the first sentence of Paragraph 2(b) after APACHE has failed to exercise its first right of refusal under Paragraph 2(b), at least ten (10) days prior to executing such contract or accepting such grant QIMC shall give APACHE the opportunity to take a second look at undertaking or funding such development or enhancement under the


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

same terms and conditions offered to such third party. If APACHE elects to undertake or fund such development or enhancement, the provisions of Paragraph 2(b) shall apply. Regardless of whether APACHE undertakes such development or enhancement, QIMC shall not publish any element or result of the Choice Systems incorporating or relating to such development or enhancement without first complying with the terms of this Paragraph 11, including, without limitation, obtaining APACHE's prior written consent to such publication, which consent shall not be unreasonably withheld or delayed.

     12. Representations. Warranties and Covenants of QIMC. QIMC represents, warrants and covenants to APACHE as follows:

           (a) Within 120 days of the date hereof, all information relating to the current version of the Choice System shall be presented to APACHE in a format reasonably acceptable and usable to APACHE, it being specifically understood by QIMC that the condition of the Choice Data as of the date hereof does not satisfy this requirement; All programs, datasets and supporting material shall completely document their purpose, functionality, means of utilization, operating environment and maintenance procedures throughout the complete software lifecycle and data processing workflow. If APACHE determines that this covenant for any reason has been breached, its exclusive remedy shall be to do one of the following: (i) to terminate this Agreement by notice to QIMC in writing within five (5) days after expiration of the 120 day period described above, specifying the nature of the breach, whereupon this Agreement shall immediately be deemed terminated and of no further force or effect, except that the obligations of the parties under Paragraphs 12(h), 14(a), 14(b), 15 and 17 of this Agreement, and any Confidentiality Agreement executed pursuant to this Agreement, shall remain in full force and effect; or (ii) to develop its own documentation and charge QIMC for APACHE's cost to develop the documentation, which cost shall be agreed upon in advance by APACHE and QIMC; or (iii) to give QIMC an additional 90 days to comply with its obligations under this Paragraph, provided that if QIMC fails to so comply, APACHE may terminate this Agreement or develop the documentation, as provided above. In the event APACHE develops the documentation, it shall pay such Royalties and License Fees in accordance with Paragraph 5 after deducting the agreed-upon cost of developing the documentation through the date of such payment. Any delay in QIMC's performance of its obligations under this Paragraph 12(a) shall entitle APACHE to extend all deadlines for its performance under this Agreement by a period of time corresponding to QIMC's delay.

           (b) To QIMC's best knowledge, the information and data provided to APACHE under the terms hereof is, in all material respects, the complete and accurate information and data currently utilized by QIMC in connection with the Choice System, and will accurately and completely describe the Choice System and all its constituting elements thereof, including the Choice Data.

           (c) The Choice System includes at least the following elements:

              (1) The CHOICE(SM) Outcome Measurement and Prediction Methodology, which uses demographic, diagnostic and physiological patient variables to measure outcomes and to calculate prediction outcomes from groups of patients in selected diagnostic categories, as set forth in ATTACHMENT L;

              (2) The CHOICE(SM) Data Base, containing demographic, diagnostic and physiological data obtained from individual medical records at the Participating Hospitals;

              (3) The CHOICE(SM) supporting documentation, including related methodology and data collection materials and procedures as well as protocols and procedures and materials as set forth in ATTACHMENT M; AND

              (4) All trademark, trade name, service mark, trade secret, copyright and other intellectual property rights owned or held by or licensed to QIMC and related to the Choice System or "Choice" name.

            (d) To the best knowledge of QIMC, all current versions of all material tangible or intangible data and property that is part of, or related to, the Choice System is listed on either Attachments L or M hereto, and QIMC shall update Attachments L and M whenever during the term of this Agreement it discovers additional elements of the Choice System not specified in such Attachments. The Choice Data being licensed to APACHE hereunder includes the entire database related to the Choice System. QIMC's performance of its obligations, including, without limitation, its licensing of the Choice System or the Core Choice System and Choice Data to APACHE, shall not conflict with the rights of any third party, or person or entity, and will not be inconsistent with or cause a default under agreement to which QIMC is a party or which is binding upon QIMC or which affects the Choice System, Core Choice System or Choice Data. The Choice Data have not been published or disseminated to third parties except as disclosed in Schedule 10 hereto.

            (e) The Choice System and Choice Data have been developed and compiled solely by QIMC and/or its employees, contractors or agents, and QIMC knows of no basis for any claim that the use of the Choice Data, Choice System, or Core Choice System if developed by QIMC or its employees, contractors or agents (other than APACHE), infringes or might infringe the rights of any third parties; except, however, that the foregoing shall not apply to any rights to or use of the "Choice" name. There are no pending or threatened claims of infringement or misappropriation against or involving QIMC relating to the Choice System, Choice Data, "Choice" name or Choice Program, and QIMC knows of no such claims against any other third parties. There are no facts known to QIMC that would support any such claim; except, however, that there are facts known to QIMC which might support such a claim with respect to the rights to or use of the "Choice" name, and QIMC therefore makes no representation as to whether the use of such name by QIMC and/or APACHE might constitute infringement or misappropriation or result in a claim based thereon. QIMC has all consents and approvals from the Participating Hospitals required to allow it to provide APACHE with access to all currently-existing hospital and patient-specific information (without patient identifiers) incorporated into the Choice Data under the terms hereof. QIMC's agreements with Participating Hospitals permit QIMC to collect hospital and patient-specific information (without patient identifiers) from the Hospitals on an on-going basis and no additional consents or approvals are required to allow QIMC to provide APACHE with access to such information. With respect to all other information incorporated into the Choice Data that might be created in the future under the terms hereof, QIMC shall use all reasonable efforts to obtain any such consents that are required to provide APACHE with access to such information.

            (f) All data, equations, products, protocols and data collection methodologies that are not in the public domain, and similar property and procedures developed by or for Michael Pine and Associates as an integral part of the Choice System, are owned by QIMC free from any security interest, lien, encumbrance, claim or right of Michael Pine or, to the best of QIMC's knowledge, any third party, and are included in the Choice System being licensed to APACHE hereunder.

            (g) All agreements, understandings or proposals to which QIMC (or, to QIMC's knowledge, a Participating or Additional Hospital) is a party and which grant or propose to grant to a party other than APACHE access to the Choice Data other than as an integral part of the Choice System, are indicated in Schedule 12(g).

            (h) QIMC shall not disclose any confidential or proprietary information relating to the Choice Systems or their derivatives to Participating or Additional Hospitals, Michael Pine and Associates or any other third parties unless such party is bound by a confidentiality agreement protecting such information, provided that if QIMC makes available to a third party the Choice System, it shall obtain a confidentiality agreement in substantial conformance with Attachment K hereto. QIMC shall take all steps reasonably required to protect the confidentiality of the Choice Systems and its constituting elements. Nothing in the foregoing shall be deemed to give QIMC any greater rights to use, market or develop the Choice System than are expressly provided under the terms of this Agreement.

            (i) QIMC is a nonprofit corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio; it has the power and authority and the legal right to own or lease, and to operate, its property, and to conduct the business in which it is currently engaged and in which it proposes to engage as contemplated by this Agreement; it is in compliance with all requirements of law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, assets (taken in the aggregate) or present or prospective financial condition of it.

            (j) Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby or thereby will, with or without the giving of notice or the passage of time or both, conflict with, result in a default or loss of rights or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, pursuant to the terms of (i) its Certificate of Incorporation or By-Laws, (ii) any note, bond, indenture, mortgage, contract, deed of trust, agreement, lease or other instrument or obligation to which it is a party or by which it or any of its property is bound or affected, or (iii) any law, order, judgment, ordinance, rule, regulation or decree to which it is a party, or by which it or its property is bound or affected.

           (k) QIMC has all necessary legal and other power, authority and right to make, deliver and perform this Agreement and has taken all necessary action to authorize the performance of its undertakings hereunder on the terms and conditions of this Agreement, and to enter into the transactions contemplated hereby. This Agreement has been executed on or before the date hereof, has been duly executed and delivered on behalf of QIMC, and constitutes a legal, valid and binding obligation of QIMC, enforceable against it in accordance with its terms, except as enforceability may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (ii) to the extent that the remedies of specific performance and injunctive or other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     13. Representations, and Warranties and Covenants of APACHE. APACHE represents, warrants and covenants to QIMC that:

           (a) It is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware; it has the power and authority and the legal right to own or lease, and to operate, its property, and to conduct the business in which it is currently engaged and in which it proposes to engage as contemplated by this Agreement; it is in compliance with all requirements of law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, assets (taken in the aggregate) or present or prospective financial condition of it.

           (b) Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated hereby or thereby will, with or without the giving of notice or the passage of time or both, conflict with, result in a default or loss of rights or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, pursuant to the terms of (i) its Certificate of Incorporation or By-Laws, (ii) any note, bond, indenture, mortgage, contract, deed of trust, agreement, lease or other instrument or obligation to which it is a party or by which it or any of its property is bound or affected, or (iii) any law, order, judgment, ordinance, rule, regulation or decree to which it is a party, or by which it or its property is bound or affected.

           (c) It has all necessary legal and other power, authority and right to make, deliver and perform this Agreement and has taken all necessary action to authorize the performance of its undertakings hereunder on the terms and conditions of this Agreement, and to enter into the transactions contemplated hereby. This Agreement has been executed on or before the date hereof has been duly executed and delivered on behalf of it constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited (i) by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally, and (ii) to the extent that the remedies of specific performance and injunctive or other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     14.   Additional Covenants.

           (a) Neither party shall at any time intentionally induce or attempt to induce any employee, affiliate, agent or other representative or associate of the other party, to terminate its relationship with such other party or in any way directly or indirectly interfere with such a relationship or any relationship between the other party and any of the foregoing.

           (b) Within forty-five (45) days after the end of each calendar quarter, APACHE shall provide QIMC with complete, accurate and certified statements in a format reasonably acceptable to QIMC (the "Royalty Statements") showing the names of all hospitals and other customers using any component of the Choice Systems, together with the revenues received therefrom.

           (c) APACHE agrees to keep complete and accurate records of the transactions underlying the Royalty Statements and, during the term of this Agreement (including any renewal term) and for a period of two (2) years thereafter, QIMC or its authorized agent shall be permitted to audit and review the above-described Royalty Statements and any underlying records, provided that QIMC may not do so more than twice yearly. Such Statements and records may be audited during regular business hours upon reasonable prior notice to APACHE.

     15. Indemnification; Equitable Remedies. (a) Each party hereto (the "Indemnifying Party") agrees to indemnify, defend and hold the other party hereto, and its licensees, customers, successors, assigns, directors, officers, employees, agents, and independent contractors harmless from and against any and all liabilities, expenses, losses and claims (including, but not limited to, reasonable attorneys' fees) resulting from any breach by the Indemnifying Party of its material representations, warranties and covenants hereunder.

           (b) Each of the parties to this Agreement acknowledges that its failure to perform or comply with its material obligations under Sections 2, 4, 10, 11, 12(h), 14(a), 16 and 17 of this Agreement may result in immediate and irreparable damage to the other party for which there is no adequate remedy at law. Accordingly, each of the parties hereby agrees that, in the event of such a failure on its part, the other party hereto shall be entitled to equitable relief by way of temporary and permanent injunctions and any further relief as a court of competent jurisdiction may deem just and proper.

      16. Further Assurances. QIMC agrees that it shall duly execute and deliver any instruments of transfer, license, assignment or conveyance to APACHE or any other instrument that may be reasonably requested at any time by APACHE in order to provide a more particular description of the Choice Data, or to assure or implement the license made hereunder. QIMC further agrees to provide APACHE with reasonable access to all documentation and records in its possession regarding any version or component of the Choice Data or System not delivered to APACHE pursuant to Paragraph 12(a) hereof, and shall reasonably cooperate with and assist APACHE in providing such additional documentation or information with respect to such versions or components as APACHE may deem necessary or appropriate in connection with its development or marketing of the Choice Systems. Both parties hereto shall duly execute and deliver to the other any document or agreement reasonably required to (i) apply for or obtain any patent or copyright in or in connection with any Choice Systems; (ii) to obtain, evidence or perfect any other intellectual property right in any portion of any Choice Systems; (iii) to protect or enforce any rights (including but not limited to trade secret rights) in any Choice Systems; or (iv) otherwise to carry out any of the terms or purposes of this Agreement.

      17. Arbitration and Termination.

            (a) In the event any dispute arises hereunder between the parties hereto, the parties agree that the entire matter shall be referred to the consideration of an arbitrator mutually agreeable to both parties, or, if no such arbitrator can be identified, to a panel of three arbitrators appointed as set forth in Paragraph 17(c) hereof, and agree to be bound absolutely and in all respects by the determination of such arbitrator or panel with respect to any such claim. In this regard, the parties hereto irrevocably waive to the fullest extent permitted by law any right they may have to trial by jury with respect to any claims under such dispute. The cost of any arbitration shall be allocated by the arbitrator(s).

            (b) The arbitration shall be conducted on a confidential basis, under the U.S. Arbitration Act, if applicable, and the then current Commercial Arbitration Rules of the American Arbitration Association ("Association") strictly in accordance with the terms of this Agreement and the substantive law of the District of Columbia. The Arbitration shall be conducted at the Association's closest regional office located equidistant from the parties' principal places of business. Judgment upon the arbitrator's or panel's award may be entered and enforced in any Court of competent jurisdiction. Neither party shall institute a proceeding hereunder unless at least sixty (60) days prior thereto such party shall have furnished to the other notice of its intent to do so. Neither party shall be precluded hereby from seeking additional remedies in the courts of any jurisdiction including, but not limited to, temporary restraining orders and preliminary injunctions, to protect its rights and interests, but such shall not be sought as a means to avoid or stay arbitration.

            (c) In the event the parties hereto cannot agree upon a mutually-acceptable arbitrator pursuant to Paragraph 17(a), each party shall appoint one arbitrator, and such two arbitrators shall in turn appoint a third arbitrator, and such three arbitrators shall constitute the panel, the determination of which with respect to claims between the parties shall be binding upon the parties pursuant to the preceding two Paragraphs. Should either party fail to appoint an arbitrator and to notify the other party of such appointment within fifteen (15) days after a demand has been made in writing by the other party for such appointment, or should either arbitrator so appointed decline to serve, then the arbitrator duly appointed and willing to serve shall be the sole arbitrator to consider the dispute.

            (d) This Agreement, and all rights and obligations of the parties hereunder (including, but not limited to, the right of APACHE to use or market the Choice Systems and the obligation to pay Royalties hereunder), shall expire and terminate upon expiration of the basic term of the Licenses, or any renewal term thereof duly exercised, as specified in Paragraph 1(a) hereof; except, however, that:

              (1) APACHE shall have the rights specified in that last sentence of Paragraph 1(a) for a period of one (1) year, subject to the provisions of this Agreement (including the provisions relating to payment of Royalties):

              (2) the parties' respective obligations under Paragraph 4(b) and under the provisions of Paragraphs 14(a), 15, and 17(a) through 17(c) shall continue for a period of three (3) years after such expiration and termination;

              (3) the parties' respective obligations under any Confidentiality Agreement executed pursuant hereto, and the obligations of QIMC under Paragraph 12(h) hereof, shall continue for the maximum period provided by law; and

              (4) the parties' respective obligations under the provisions of Paragraph 17(g) shall continue as provided therein.

            (e) Except as otherwise expressly provided in this Agreement, and subject to the provisions of Paragraphs 17(a)-(c) hereof, in the event of a material breach by either party of its obligations or representations under this Agreement, the other party shall be entitle to exercise any and all rights and remedies available to such party under this Agreement or at law or in equity, including (but not limited to) those specified in Paragraph 15 hereof.

            (f) Subject to the provisions of Paragraphs 17(a)-(c) hereof, in the event any of the following should occur and not be cured within a period of sixty (60) days thereafter:

              (1)    APACHE is adjudicated a bankrupt; or

              (2)    a petition in bankruptcy is filed by or against APACHE; or

              (3)    APACHE becomes insolvent or discontinues its business; or

              (4) APACHE makes an assignment for the benefit of its creditors or seeks the benefit of any insolvency or bankruptcy law; or

              (5) the winding-up, sale, consolidation, merger, or any sequestration by governmental authority of APACHE; or

              (6) the appointment of a receiver for APACHE or a substantial part of its business or assets;

then QIMC shall be entitled to exercise any of the remedies specified in Paragraph 17(e) as being available in the event of a material breach of this Agreement.

            (g) Notwithstanding any provision herein to the contrary, in the event this Agreement expires or is terminated pursuant hereto for any reason other than a material breach hereof by QIMC, APACHE shall, if requested by QIMC, license back to QIMC any components of the Choice Systems then owned by APACHE for use by QIMC with the Participating Hospitals and Additional Hospitals; provided that: (1) QIMC shall pay to APACHE a fee reasonably acceptable to APACHE; and (2) QIMC shall remain subject to the non-competition provisions of Paragraph 4(b) hereof until three years after it ceases use of such components of the Choice Systems. Such license from APACHE to QIMC shall be upon terms and conditions granting to each party the rights granted to the other in this Licensing Agreement, and shall be contained in an agreement to be entered into at such time. The parties hereby agree to negotiate the terms and conditions of such agreement in good faith, and that any disputes with respect thereto shall be subject to the provisions of Paragraph 17(a)-(c) hereof.

     18. General

            (a) This Agreement, including the Schedules, contains the entire Agreement between the parties concerning the subject matter hereof and supersedes all prior and contemporaneous proposals, discussions, understandings and all other agreements or representations, oral and written, between the parties relating to the subject matter hereof.

            (b) All notices to be sent to a party under this Agreement shall be in writing, shall be effective upon receipt, and shall be sent to such party at the address or facsimile number set forth below such party's name on the signature page, or to such address or facsimile number of which such party may from time to time give proper notice to the other parties. Notices shall be sent by (i) hand delivery, (ii) certified mail, return receipt requested, (iii) U.S. Express Mail, (iv) overnight courier service, or (v) facsimile, provided that any notice sent by facsimile shall also be sent, as soon as reasonably feasible, by one of the other foregoing means.

            (c) If any provision of this Agreement or any portion thereof is declared invalid or unenforceable, such provision shall be limited and construed so as to make it enforceable consistent with the parties' manifest intentions or, if such limitation of construction is not possible, such provision will be deemed stricken from this Agreement. In such event, all other provisions of this Agreement will remain in full force and effect, unless such enforcement would result in an injustice or be inconsistent with the purposes of this Agreement.

            (d) This Agreement may not be assigned by either party without the prior written consent of the other party, which shall not be unreasonably withheld. Except for sales, leases or licenses or sublicenses of the Choice Systems expressly permitted under the terms of this Agreement, neither party hereto shall sell, lease, license, sublicense, convey or otherwise grant any right or interest in the Choice Systems without the prior written consent of the other party. Except as provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

           (e) No waiver of any term of this Agreement shall be valid unless in a writing signed by the party against whom the waiver is sought to be enforced. The failure of any party at any time to require performance by another party of any provision hereof shall not affect in any way the right to require such performance at any time hereafter.

            (f) Nothing in this Agreement is intended to create a relationship between APACHE, on the one hand, and QIMC on the other hand, other than that of licensee/licensor. No party to this Agreement, nor any employees or staff of QIMC or APACHE, shall, by virtue of this Agreement, be construed to be the agent, employee or representative of any other.

            (g) This Agreement may not be modified, altered or amended except by a written instrument executed by the parties hereto.

            (h) This Agreement and performance hereunder shall be governed by and construed in accordance with the laws of the District of Columbia except for its principles for resolving conflicts of law.

            (i) All Attachments, Schedules and Appendices are incorporated into this Agreement by this reference.

            (j) The parties have executed this Agreement by their duly authorized representatives, effective as of the date of the last to sign as set forth below.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

APACHE MEDICAL SYSTEMS, INC.                     QUALITY INFORMATION
                                                 MANAGEMENT CORPORATION



By: /s/ Brion D. Umidi                           By: /s/ SIGNATURE ILLEGIBLE
    ------------------------------                   ---------------------------

Its: Vice President                              Its: Vice Chairman
    ------------------------------                    --------------------------

                                                 And: /s/ Dwain L. Harper
                                                      --------------------------

                                                 Its:  Executive Director
                                                      --------------------------


Address:  1901 Pennsylvania Ave, NW              Address:  Suite 741
          --------------------------                       ---------------------
          Suite 900                                        1127 Euclid Ave.
          --------------------------                       ---------------------
          Washington, DC 20006                             Cleveland, Ohio 44125
          --------------------------                       ---------------------
Fax No.:  (202) 785-6752                         Fax No.:  216/696-0002
          --------------------------                       --------------------

LICENSING AGREEMENT BETWEEN
APACHE MEDICAL SYSTEMS, INC., AND
QUALITY INFORMATION MANAGEMENT CORPORATION

                                   SCHEDULES



Schedule 2(c)(1).........................................Participating Hospitals

Schedule 2(c)(2)............................................Additional Hospitals

Schedule 5(c)..........................................................Royalties

Schedule 6(a) ............................................Parties In Negotiation

Schedule 6(d)(1)......................................................Beta Sites

Schedule 6(d)(2)...............................................QIMC Fee Schedule

Schedule 7(a).......................................Fees to Additional Hospitals

Schedule 10...............................................Due Diligence Criteria

Schedule 12(g) .............................Agreements Relating to CHOICE System



LICENSING AGREEMENT BETWEEN                                                                                        Schedule 2(c)(1)
APACHE MEDICAL SYSTEMS, INC., AND                                                                                            Page 1
QUALITY INFORMATION MANAGEMENT CORPORATION

                                                                                                                 FACT SHEET (12/93)

                                   PARTICIPATING HOSPITALS IN CLEVELAND AND HEALTH QUALITY CHOICE


===================================================================================================================================
Allen Memorial Hospital                   Lake Hospital System:                            Mt. Sinai Medical Center
200 West Lorain street                     LakeEast Hospital                               One Mt. Sinai Drive
Oberlin                                   Washington at Liberty                            Cleveland
                                          Painesville
- -----------------------------------------------------------------------------------------------------------------------------------
Brentwood Hospital                        LakeWest Hospital                                Parma Community General Hospital
4110 Warrensville Ctr. Rd.                36000 Euclid Avenue                              7007 Powers Boulevard
Cleveland                                 Willoughby                                       Parma
- -----------------------------------------------------------------------------------------------------------------------------------
Cleveland Clinic Foundation               Lakewood Hospital                                Richmond Heights General Hospital
9500 Euclid Avenue                        14519 Detroit Avenue                             27100 Chardon Road
Cleveland                                 Lakewood                                         Richmond Heights
- -----------------------------------------------------------------------------------------------------------------------------------
Community Hospital of Bedford             Lorain Community Hospital                        Saint Alexis Hospital Medical Center
44 Blaine Avenue                          3700 Kolbe Road                                  5163 Broadway
Cleveland                                 Lorain                                           Cleveland
- -----------------------------------------------------------------------------------------------------------------------------------
Deaconess Hospital of Cleveland           Marymount Hospital                               Saint Luke's Medical Center
4229 Pearl Road                           12300 McCracken Road                             11311 Shaker Blvd.
Cleveland                                 Garfield Heights                                 Cleveland
- -----------------------------------------------------------------------------------------------------------------------------------
EMH Regional Medical Center               Meridia Health System:                           Sisters of Charity of St. Augustine
630 East River street                      Meridia Euclid Hospital                          Health Network
Elyria                                    18901 Lake Shore Blvd.                            St. John West Shore Hospital
                                          Euclid                                            29000 Center Ridge Rd.
                                                                                           Westlake
- -----------------------------------------------------------------------------------------------------------------------------------
Geauga Hospital                           Meridia Hillcrest Hospital                       St. Vincent Charity Hospital
13207 Ravenna Road                        6780 Mayfield Road                               2351 East 22nd Street
Chardon                                   Mayfield Heights                                 Cleveland
- -----------------------------------------------------------------------------------------------------------------------------------
Grace Hospital (1)                        Meridia Huron Hospital                           St. Joseph Hospital and Health Center
2307 West 14th street                     13951 Terrace Road                               205 West 20th Street
Cleveland                                 East Cleveland                                   Lorain
- -----------------------------------------------------------------------------------------------------------------------------------
Health Cleveland: Fairview General        Meridia Suburban Hospital                        Southwest Community Health System
 Hospital                                 4180 Warrensville                                 & Hospital
18101 Lorain Road                         Ctr. Rd.                                         18697 East Bagley Road
Cleveland                                 Warrensville Heights                             Middleburg Heights
- -----------------------------------------------------------------------------------------------------------------------------------
Lutheran Medical Center                   MetroHealth Medical Center                       University Hospitals of Cleveland
2609 Franklin Boulevard                   2500 MetroHealth Drive                           2074 Abington Road
Cleveland                                 Cleveland                                        Cleveland
- -----------------------------------------------------------------------------------------------------------------------------------
Kaiser Foundation Hospitals
12301 Snow Road
Cleveland
===================================================================================================================================

- -----------------------------------------
1/ Participating hospital; data will appear in future reports.

LICENSING AGREEMENT BETWEEN                                    SCHEDULE 2(c)(2)
APACHE MEDICAL SYSTEMS, INC. AND
QUALITY INFORMATION MANAGEMENT CORPORATION


                           CHQC ADDITIONAL HOSPITALS



This schedule displays the identity of additional hospitals in the eight-county area originally defined as the Greater Cleveland Health Quality Choice area.

Cuyahoga County:
        Veterans Hospital of Cleveland (Cleveland)
        Laurelwood Hospital (specialty)
Lorain County:
        Amherst Hospital (Amherst)
Lake County:
Geauga County:
        Windsor Hospital (specialty)
        Heatherhill Hospital (specialty)
Ashtabula County:
        Ashtabula County Hospital (Ashtabula)
Portago County:
        Robinson Memorial Hospital (Ravenna)
Medina County:
        Medina General Hospital (Medina)
        Lodi Community Hospital (Lodi)
        Wadsworth Rittman Hospital (Wadsworth)
Summit County:
        Akron City Hospital (Akron)
        St. Thomas Hospital (Akron)
        Akron General Hospital (Akron)
        Barberton Citizens Hospital (Barberton)
        Cuyahoga Falls General Hospital (Cuyahoga Falls)
        Edwin Shaw Hospital (specialty)

LICENSING AGREEMENT BETWEEN                                    SCHEDULE 5(c)
APACHE MEDICAL SYSTEMS, INC. AND
QUALITY INFORMATION MANAGEMENT CORPORATION


                                ROYALTY SCHEDULE


Criteria/Year                  1994-99       1999      2000-2001     2002 on
- -------------                  -------       ----      ---------     -------
Base Amount per -
Hospital using Choice
and paying to AMS
at least [*         ]
in Choice or Apache
Licensing Fees:                [*   ]        [*   ]      [*   ]        [*   ]

If more than 25
hospitals are members
of CHQC, additional
per-Hospital fee:              [*   ]        [*   ]      [*   ]        [*   ]

If Hospitals
Implement Apache-developed
Refinements beyond Core
Choice, additional per-        [*   ]        [*   ]      [*   ]        [*   ]
Hospital fee:

If QIMC Submits to Apache
Abstracts of at least
three (3) scientific
articles per year,
additional per-
Hospital fee:                  [*   ]        [*   ]      [*   ]        [*   ]

Total Potential fee
Per-Hospital                   [*   ]        [*   ]      [*   ]        [*   ]

       For hospitals using some element of the Choice Systems but paying
Apache, directly or indirectly through sub-licensors, fees less than [*     ]
per-year for licenses of Choice or Apache software or licenses ("License Fees"), Apache shall pay to QIMC a Royalty equal to [*
     ] of all such License Fees actually received by Apache.


- -----------------------
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                       SCHEDULE 6(a)
APACHE MEDICAL SYSTEMS, INC. AND
QUALITY INFORMATION MANAGEMENT CORPORATION


                             PARTIES IN NEGOTIATION


This schedule provides, to the best of our knowledge, represents a listing of ongoing discussions with parties relating to such parties providing support to, or licensing usage of, the CHOICE System. [











           *]


- ----> In addition, CHQC has presented to community researchers that the CHQC database will be made available under protocol for research purposes. A number of grant applications have been filed under this agreement.

Dissemination and Publication of Data:

- -      Cleveland Hospital Quality Outcomes Measurements and Patient Satisfaction
       Report (Trained, qualified users & subscribers)
- -      Cleveland Summary Report
- -      Participating CHQC Hospitals
- -      QIMC Board of Trustees and specific committees
- -      Certain federal, state, local government agencies, consultants, and health policy analysts.
- -      Specific commitment to local academic researchers to utilize CHQC databases for purposes of research, grants, publications.


- ------------------
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                    SCHEDULE 6(d)(1)
APACHE MEDICAL SYSTEMS, INC. AND
QUALITY INFORMATION MANAGEMENT CORPORATION


                        IDENTIFIED POTENTIAL BETA-SITES



Beta-Site Negotiations


[     *     ]



Beta-Site Presentations

       -      Riverside Methodist Hospital (Columbus, Ohio)
       -      Cuyahoga Falls General Hospital (Cuyahoga Falls, Ohio)


_____________
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                    SCHEDULE 6(d)(2)
APACHE MEDICAL SYSTEMS, INC. AND                                         PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION


                               QIMC FEE SCHEDULE



This fee schedule indicates fees charged to Apache Medical Systems, Inc. for providing abstractor training, data cleaning, and report production for Beta-Sites. This schedule will also apply should Apache Medical Systems, Inc. determine to utilize the services for other CHOICE sites.




===============================================================================
       SERVICE         RATE PER HOUR        ESTIMATED           ESTIMATED
                                              HOURS               HOURS
                                           (Year One)          (Thereafter)
- -------------------------------------------------------------------------------
1. Abstractor             [*  ]              24/hrs               16/hrs
   Training
- -------------------------------------------------------------------------------
2. Data Cleaning          [*  ]           3 Hrs/1000 Patients  1.6 hrs/1000
                                                                 Patients
- -------------------------------------------------------------------------------
3. Report Production      [*  ]             10/1st Report        4/Thereafter
===============================================================================

Notes:


1. Abstractor Training: The first introduction to the CHOICE abstraction manual and abstraction forms require significant training time. It has been standard in Cleveland to hold a two-day (8 hours/day) initiation workshop, followed by two half-day sessions in the first year. These estimates may vary depending upon the knowledge of the abstractors. Hourly rates include preparation time (minimal).

2. Data cleaning is an interactive process which is very labor intensive. All data received from hospitals is scrutinized for accuracy. Certain data quality rules are applied to each element for each patient. These rules may require that specific data elements in question be imputed, be obtained from the institution, or eliminated. Our experience in Cleveland indicates that the initial rounds of data cleaning require significantly more effort (250%) than subsequent rounds. Three years into the project, data cleaning consumes approximately 2 hours/hospital with an average of 1,140 patients in each round.

3. The initial outlay of the report, using standardized reporting format adopted by CHQC, will require an increased effort. These reports will be submitted in the format utilized in the CHQC program. QIMC will provide six (6) copies of semi-annual reports for each statistical model including:

         - facilities volume of patients in the study;


- ------------------
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                    SCHEDULE 6(d)(2)
APACHE MEDICAL SYSTEMS, INC. AND                                         PAGE 2
QUALITY INFORMATION MANAGEMENT CORPORATION


              -      the actual (observed) outcome;

              -      the predicted (severity-adjusted) outcome;

              -      the statistical value;

              -      the 95% confidence interval.


       The report will also provide comparisons to the Cleveland mean and one other normative to be selected by the facility (similar facilities in the Cleveland database). The report will also include comparison tables and trends data when available. An ASCI file will also be provided to the facility.



4. For AMS' consideration, the following is QIMC's experience in providing data cleaning service for Participating hospitals:



=======================================================================
       TABLE 1                     TOTAL                HOSPITAL
- -----------------------------------------------------------------------
Number Hospitals                       29
- -----------------------------------------------------------------------
Number Patient Records             33,000                 1,140
- -----------------------------------------------------------------------
QIMC Hours                             60                   2.0
- -----------------------------------------------------------------------
Estimated Cost to AMS:              [*  ]                 [*  ]
Hospital/Study
- -----------------------------------------------------------------------
Estimated                           [*  ]                 [*  ]
Time:Hospital/Study
=======================================================================

- ---------------------------
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                  SCHEDULE 7(a)
APACHE MEDICAL SYSTEMS, INC. AND                                   PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION


                          FEES TO ADDITIONAL HOSPITALS



        Additional Hospitals will be charged an average fee of [*    ]  month.
This fee will be based off of a standard fee for the average Cleveland hospital (based upon volume).









- -----------------------
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                         SCHEDULE 10
APACHE MEDICAL SYSTEMS, INC., AND                                        PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION


                                  SCHEDULE 10
                             DUE DILIGENCE CRITERIA



       The CHOICE database and CHOICE System will be provided to, and reviewed by, Apache for purposes of conducting due diligence. Analyses will include:

       Variables and Coefficients

       1) Review patient selection criteria to confirm clinical relevance of disease categories

       2) Review data variables for each equation to confirm clinical relevance.

       3) Review coefficients for each equation to confirm clinical relevance.

       4) Examine the relative weighing of the coefficients to determine if they seem clinically and statistically reasonable, as well as if they are accurate.

       5) Determine how data variables values are measured or calculated in the data collection process.

       Database

       1)     Review missing values.

       2) Determine how missing values are handled within the database and utilized in equation calculations.

       3) Run equations, using MPA procedures, to compare ROC results for mortality and R(2) for length of stay.

       4)     Split data in half, rerun equations to determine similar results.

LICENSING AGREEMENT BETWEEN                                       SCHEDULE 12(g)
APACHE MEDICAL SYSTEMS, INC., AND                                         PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION



                      AGREEMENTS RELATING TO CHOICE SYSTEM


       -      Agreement     between QIMC and Michael Pine & Associates, Inc.
       - Service Agreement dated 11/9/93 between QIMC and St. Louis Healthcare Alliance

LICENSING AGREEMENT BETWEEN
APACHE MEDICAL SYSTEMS, INC., AND
QUALITY INFORMATION MANAGEMENT CORPORATION


                                   ATTACHMENTS

ATTACHMENT A ................................................UB-82-92 VARIABLES
ATTACHMENT B .......................................CORE CHOICE CHARACTERISTICS
ATTACHMENT C ...............PROPOSED AGREEMENT WITH MICHAEL PINE AND ASSOCIATES
ATTACHMENT D ............................................INITIAL QUARTERLY PLAN
ATTACHMENT E ...............................................BETA SITE AGREEMENT
ATTACHMENT F ......................................... DATA COLLECTION SOFTWARE
ATTACHMENT G .................................................INTERFACE SOFTWARE
ATTACHMENT H .......................................ON-SITE PROCESSING SOFTWARE
ATTACHMENT I .................................................SERVICE AGREEMENT
ATTACHMENT J ...........................................TRAINING SPECIFICATIONS
ATTACHMENT K .........................................CONFIDENTIALITY AGREEMENT
ATTACHMENT L ........................................CHOICE OUTCOME MEASUREMENT
ATTACHMENT M ......................................CHOICE SUPPORT DOCUMENTATION

LICENSING AGREEMENT BETWEEN                                     ATTACHMENT B
APACHE MEDICAL SYSTEMS, INC. AND                                      PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION


                          CORE CHOICE CHARACTERISTICS

         MODELS                                 MODEL SUBGROUP
Mortality                       Acute Myocardial Infarction
                                Congestive Heart Failure
                                Pneumonia/Obstructive Lung Disease
                                Stroke
                                GI Hemorrhage
                                Coronary Artery Bypass
                                Lower Bowel Resection
                                Vascular Repair
                                Obstructive Lung Disease
Length of Stay                  Acute Myocardial Infarction
                                Congestive Heart Failure
                                Pneumonia
                                Stroke
                                GI Hemorrhage
                                Coronary Artery Bypass
                                Lower Bowel Resection
                                Vascular Repair
                                Lung Resection
                                Carotid Endarterectomy
                                Hip Fracture
                                Hysterectomy
                                Laminectomy
                                Prostatectomy
Obstetrics                      Primary C-Section
                                Low APGAR
                                Repeat C-Section
                                Complications
Adverse Events in Hospital      Acute Myocardial Infarction
                                Nosocomial Infection
                                Respiratory Failure
                                Acute Blood Loss
                                Acute Renal Failure
                                Cardiac Arrest


                                                                   Attachment C

                                   AGREEMENT


     This Agreement is made and entered into by and between APACHE Medical Systems, Inc., ("AMS"), a Delaware corporation ("APACHE") with principal offices at 1901 Pennsylvania Avenue, Suite 900, Washington, D.C., 20006, and Michael Pine and Associates, Inc. ("MPA"), a corporation with principal offices at 5020 South Lake Shore Drive, Suite 304-N, Chicago, Illinois 60615.

     In consideration for the mutual promises set forth herein, the receipt and adequacy of which is hereby acknowledged, the parties hereto do agree as follows:

1.    SCOPE OF WORK

      MPA shall assist APACHE and other work groups assigned by APACHE and other work groups assigned by APACHE (collectively, the "Committees") to develop, modify and implement a monitoring system to assess the quality of health care (the "System") provided in the Greater Cleveland metropolitan area (the "Primary Area"). In consultation with APACHE, MPA shall perform those services identified below and as identified on Exhibit A attached hereto and made a part hereof:

      a.   assist in the continued development of [*     ]

      b.   unless otherwise requested by APACHE, continue to [*     ]
      c.   continue to [*     ] and

      d.   shall continue to develop [*     ]

 _____________
 * Confidential portions omitted and filed separately with the Commission.

           [*     ]

2.    DURATION

      This Agreement shall commence upon execution by both parties and, unless terminated earlier under terms of this Agreement, shall continue until December 31, 1994. Notwithstanding anything contained herein to the contrary, Paragraphs 5, 6, 7, 9, and 10 shall survive the termination of this Agreement.

3.    COMPENSATION
      QIMC shall pay MPA $______ each month for the months of January 1994 through December 1994. In addition, APACHE shall pay MPA an additional amount as shall be negotiated between the parties for any work performed for APACHE outside of the Primary Area.
      In addition, MPA shall be reimbursed by APACHE for reasonable, ________ and documents via receipts, costs incurred in any travel required, by mutual agreement, of MPA staff members or consultants in conformance with Apache's standard travel reimbursement policy. (Reasonable cash expenditures of less than $10 for such items as tips, brief taxi rides, bus fare, or local phone calls shall not require a receipt as a condition for reimbursement.) Travel expenses shall be submitted within 30 days after the travel date.
4.    REVIEW OF WORK

      All work performed by MPA shall be of the highest quality consistent with industry standards. The Chief Executive Officer of APACHE shall review the work performed under this Agreement and shall determine whether the services and work products substantially conform to the terms of this Agreement. If APACHE is dissatisfied with the work produced under this Agreement, APACHE will notify MPA within ten (10) days of receipt of the product, and the parties will attempt to resolve the problem through negotiation. Within ten (10) days of receipt of such notice, MPA shall make all reasonable efforts to satisfactorily supply the services in question. If a solution satisfactory to both parties is not reached within thirty (30) days of MPA receipt of APACHE's notice, APACHE shall provide written notice to MPA, specifying APACHE's objections to the work and reasons for withholding or delaying payment. Within ten (10) days following MPA's receipt of such written notice, the matter shall be submitted for arbitration to a third party agreeable to both APACHE and MPA, and the decision of third party shall be considered binding. Withholding or delay of payment must be based on a

   _________
   * Confidential portions omitted and filed separately with the Commission.

      failure of MPA to meet the terms of this Agreement in a timely and professional manner. Payment may be withheld for disputed services only and shall not affect payment for travel or for other work performed in a satisfactory manner.

5.    OWNERSHIP RIGHTS

      All products and materials prepared under this Agreement shall become and remain the sole and exclusive property of APACHE, including but not limited to, those described in Exhibit B attached. The parties agree that any work or draft prepared pursuant to this Agreement is and shall be considered "work for hire" under the Copyright Act, 17 U.S.C. Sec. 201
      (b), and that any and all copyrights to such work or draft prepared pursuant to this Agreement shall vest in APACHE by operation of law and agreement of the parties. APACHE acknowledges and agrees that the foregoing applies to work, products, drafts, and other documents (including any software programs) created by MPA under this Agreement and specifically identified in Exhibit A attached hereto. However, subject to the restrictions set forth in Section 8 below, it shall not apply to similar items, definitions, forms, or instructions that may be used in some other combination or context, nor to any other manuscript, analyses, instruments or monitoring system not related (directly or indirectly) to the System or possible applications for the System.

      MPA warrants to APACHE that any work or draft prepared pursuant to this Agreement does not infringe the rights, including these under the U.S. Copyright Act, of any third party.

6.    CONFIDENTIALITY

      For purposes of the Agreement, the term "trade secrets and proprietary information" shall include information, whether written or oral, that has not been made available to the public through means not in breach of this Agreement. Proprietary information shall include but not be limited to ______________________: deliberations of and communications from APACHE, QIMC and their officers, agents, employees, representatives, task force and committee members ("APACHE representatives"); data about individual patients, providers, or hospitals; and results of analyses performed for APACHE.

      MPA shall hold in strict confidence all trade secrets and proprietary information received directly and indirectly from APACHE or QIMC representatives while performing services pursuant to this Agreement, until such information is in the public domain through means not in breach with the Agreement. Any proprietary information given to MPA shall not be used by

      MPA in any work product other than APACHE's or for other than the sole benefit and at the request of APACHE. MPA shall not provide, disclose, or otherwise make available any trade secrets and proprietary information to any third party without the consent of APACHE.

7.    LIMITATION OF LIABILITY

      MPA shall provide competent and reliable services pursuant to this Agreement. MPA shall have the right to rely on reasonable data provided to it to provide its services.

      MPA shall notify APACHE promptly of any data which, in MPA's professional opinion, appear to be in error, inadequate or incomplete. However, MPA makes no warranties, representations, or guarantees, expressed or implied, to APACHE with respect to the accuracy or adequacy of any data or other information delivered to MPA by APACHE or QIMC, its members or affiliates, agents, task force or committee members, representatives of other contractors, or participating hospitals, so long as these data appear reasonable and complete.

      MPA shall be liable for actual damages arising from negligence or neglect of performance by MPA's employees or agents.

      MPA shall not be liable for incidental or consequential damages or for actions arising from the negligence or omissions of parties other than employees or agents of MPA, including APACHE employees, QIMC representatives, QIMC affiliates or members, participants in task forces or committees, representatives of other contracts, or participating hospitals.

      MPA shall have no liability for any default or failure or delay in performance resulting from circumstances beyond its reasonable control, including acts of God, fire, flood, public enemy, and incapacitation of MPA officers or employees performing substantive functions for MPA under this Agreement.

      APACHE shall defend, indemnify, and hold MPA harmless from any third party lawsuits or claims arising from MPA's work in compliance with this Agreement, except for claims or liability that result, directly or indirectly, from the failure of MPA to perform its duties under this Agreement, including, without limitation, work performed in breach of the rights of third parties, and work performed in connection with the development of the Core Choice System or resulting from the negligence of MPA.

8.  NONINTERFERENCE

    8.1 Throughout the term of this Agreement and for three (3) years thereafter, MPA shall not, without the prior written consent of APACHE, either directly or indirectly, operate or perform any advisory or consulting services for, market or invest in (other than the ownership of not more than one percent (1%) of the outstanding stock of a publicly-held corporation which is traded on a recognized securities exchange or over-the-counter), or otherwise become associated with in any capacity, any company, partnership, organization, proprietorship, or other entity which develops, manufactures, prepares, sells or distributes systems or otherwise performs services then in competition with APACHE, regardless of whether such systems or services are performed in the Primary Area or in any Additional Area.

    8.2 MPA shall not, at any time, without the prior written consent of APACHE, directly or indirectly induce or attempt to induce any employee, agent or other representative or associate of QIMC to terminate its relationship with APACHE, or in any way directly or indirectly interfere with such a relationship or any relationship between APACHE and any of its suppliers, customers or clients, employees or agents.

    8.3 MPA shall not, and shall cause each employee, agent or other representative of MPA to agree not to, without the prior written consent of APACHE, develop, sell, distribute or perform services in competition with APACHE, to directly or indirectly use the System in any manner whatsoever, including without limitation, in a manner which is competitive to APACHE or to take any other action which is intended to be competitive with APACHE.

    8.4 MPA acknowledges that the restrictions on its or his activities under this Section 9 and Sections, 6 and 7 hereof are required for the reasonable protection of APACHE. MPA further acknowledges and agrees that a breach of any of those obligations and agreements will result in irreparable and continuing damage to APACHE for which there will be no adequate remedy at law and agrees that in the event of any breach of said obligations and agreements, APACHE and its successors and assigns, shall be entitled to injunctive relief and to such other and further relief as is proper in the circumstances. In the event that any part of this Section 8, Sections 5 or 6 shall be found by a court of competent jurisdiction to be invalid or unenforceable as against public policy, such court shall exercise its discretion in reforming such provisions to the end that MPA, its employee, agents and representatives shall be subject to nondisclosure, noncompetition and noninterference covenants that are reasonable under the circumstances and enforceable by APACHE. In the event that any other provision or term of this Agreement is found to be void or unenforceable to any extent for any reason, it is the agreed-upon intent of the parties hereto that all remaining provisions or terms of the Agreement shall remain in full force and effect to the maximum extent permitted and that the Agreement shall be enforceable as if such void or unenforceable provision or term had never been a part hereof.

9.  COMPLETE AGREEMENT

    This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all other agreements, written or oral, with respect to the subject matter hereof.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the _____ day of_______, 1994.


         APACHE MEDICAL SYSTEMS, INC.  MICHAEL PINE & ASSOCIATES, INC.
         1901 Pennsylvania Avenue      5020 S. Lake Shore Drive
         Suite 900                     Suite 304-N
         Washington, D.C. 20006        Chicago, Illinois 60615

         By:______________________     By: _________________________

         Title:___________________     Title:_______________________

         Date:____________________     Date:________________________

                                                    APACHE MEDICAL SYSTEMS, INC.
                       MICHAEL PINE AND ASSOCIATES, INC.
                           DELIVERABLE SERVICES :1994

                                   EXHIBIT A


1.   Transition of Data Cleaning and Report Production responsibilities to
     QMIC

2.   Transition of completed Abstractor Glossary to QIMC (hardcopy & disc)

3.   Transition of Abstraction Instrument to QIMC (hardcopy & disc)

4. Complete the refinement and transfer ownership of the following models to QIMC


    ==========================================================================
    Mortality                  [*     ]                        November 1993
    --------------------------------------------------------------------------
    Mortality                  [*     ]                        November 1993
    --------------------------------------------------------------------------
    Mortality                  [*     ]                         April 1994
    --------------------------------------------------------------------------
    Length of Stay             [*     ]                        November 1993
    --------------------------------------------------------------------------
    Obstetrics                 [*     ]                        November 1993
    --------------------------------------------------------------------------
    Obstetrical                [*     ]                        November 1993
    ==========================================================================


5. Complete the development, testing, validation, and implementation of models yet to be completed.

   ===========================================================================
   Obstetrical                 [*     ]                         April 1994
   ---------------------------------------------------------------------------
   Obstetrical                 [*     ]                         April 1994
   ---------------------------------------------------------------------------
   Adverse Events in Hospital  [*     ]                        November 1994
   ---------------------------------------------------------------------------
   Adverse Events in Hospitals [*     ]                        November 1994
   ---------------------------------------------------------------------------
   Adverse Events in Hospital  [*     ]                        November 1994
   ---------------------------------------------------------------------------
   Adverse Events in Hospitals [*     ]                        November 1994
   ---------------------------------------------------------------------------
   Adverse Events in Hospitals [*     ]                        November 1994
   ===========================================================================


_________
* Confidential portions omitted and filed separately with the Commission.

                             EXHIBIT B TO AGREEMENT

                  LIST OF PRODUCTS AND MATERIALS OWNED BY AMS
                      PURSUANT TO PARAGRAPH 6 OF AGREEMENT


     All written materials and computer materials created under this Agreement (including final work products, drafts, notes, memoranda, and workpapers; software programs and stored data), specifically:

      Risk-Adjusted Reports of Outcomes

      Validation Studies and Reports

      Abstract Report Forms and Responses

      Lists or Descriptions of Variable Co-Efficients

      Data Abstraction Manuals and Instructions

                         MARKETING OBJECTIVES FOR QIMC

                                   MARCH 1994

GENERAL MARKETING

- -       Assist in the preparation and distribution of an APACHE/CHOICE press release announcing licensing agreement and joint marketing efforts

- -       Develop [*     ] for leads

        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
- -       Assist in preparation of sales presentation for [*    ]
- -       Assist in developing sales plan for [*     ]

- -       Assist in developing sales plan for [*     ]

- -       Conduct a minimum for 3 joint sales calls, to include:

        -       [*     ]
        -       [*     ]
- -       Follow up with [*     ] to determine next steps related to [*    ]
- -       Assist in developing [*     ]

- -       Revise Q2 Marketing Plan as required

[*    ] INITIATIVE

- -       Meet with [*     ] to determine plan for marketing to [*     ]

- ----------
*  Confidential portions omitted and filed
   separately with the Commission.

                         MARKETING OBJECTIVES FOR QIMC

                                    Q2 1994

GENERAL MARKETING

- -       Assist in development of [*     ]
- -       Coordinate [*    ] meeting(s) with hospitals regarding [*     ]
- -       Form a Marketing Advisory Board consisting of representatives from the following:
        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
        -       [*     ]
- -       Form an Applications Advisory Board consisting of:

        -       Physician advocates in the following disciplines:

                -       [*     ]        -       [*     ]
                -       [*     ]        -       [*     ]
                -       [*     ]        -       [*     ]

        -       Nurse advocates in the following disciplines:

                -       [*     ]        -       [*     ]
                -       [*     ]        -       [*     ]
                -       [*     ]        -       [*     ]

        -       Quality Assurance advocate

- -       Identify annual plan for [*     ]

- -       Meet with [*     ] to determine plan for marketing to Hospital
        Associations

- ----------
* Confidential portions omitted and filed separately with the Commission.

- -       Meet with [*     ] to determine plan for marketing to Coalitions

- -       Meet with potential Beta Sites

        -       [*     ]
        -       [*     ]
        -       [*     ]

- -       Conduct a minimum of 5 joint sales calls

- -       Assist in planning 4 regional presentations
        -       North
        -       South
        -       East
        -       West

- -       Revise Q3 Marketing Plan as required

[*    ] INITIATIVE

- -       Assist in developing sales plan for selling to [*     ]

- -       Conduct a minimum of 3 joint sales calls related to the [*     ]

- ----------
*  Confidential portions omitted and filed
   separately with the Commission.

                        MARKETING OBJECTIVES FOR QIMC

                                   Q3 1994



GENERAL MARKETING

- -       Form a CHOICE(SM) Users Group

- -       Prepare 1 case study on how CHOICE(SM) is used / benefits realized, etc.

- -       Find an RFP to respond to

- -       Identify states introducing health reform legislation

- -       Submit for publication one or more academic or commercial articles

- -       Conduct a minimum of 5 joint sales calls

- -       Conduct Marketing Advisory Board meeting

- -       Conduct Application Advisory Board meeting

- -       Revise Q4 Marketing Plan as required

[*    ] INITIATIVE


- -       Conduct a minimum or 3 joint sales calls related to the
        [*     ]

- -       Identify legislative process in the [*     ] i.e., determine
        if RFP to be issued, who makes decision, length of legislation, etc.

- -       Prepare Competitive Analysis for competition in [*     ]





- ----------
* Confidential portions omitted and filed separately with the Commission.

                        MARKETING OBJECTIVES FOR QIMC


                                   Q4 1994




GENERAL MARKETING

- -       Develop and implement quarterly marketing plan

- -       Participate in 4 regional presentations

        -       North
        -       South
        -       East
        -       West

- -       Conduct Users Group Meeting

- -       Submit for publication an article specifically related to
        CHOICE(SM) cost savings

- -       Prepare one case study on how CHOICE is used / benefits realized, etc.

- -       Prepare 1995 sales plan

- -       Conduct Marketing Advisory Board meeting

- -       Conduct Application Advisory Board meeting

- -       Conduct a minimum of 2 joint sales calls


[*    ] INITIATIVE


- -       Conduct a minimum of 4 joint sales calls related to the
        [*     ]


                            OTHER 1994 OBJECTIVES


- -       Participate, as a speaker or panelist, at a minimum of three relevant industry or government conferences

- -       Sponsor a minimum of one poster paper for conference review




- ----------
* Confidential portions omitted and filed separately with the Commission.

                                 ATTACHMENT E


                                  BETA SITE
                                  AGREEMENT

                                  Attachment E



                                                                          DRAFT
                                                               November 30, 1993


                     CHOICE(SM) BETA-SITE SERVICE AGREEMENT





This Agreement is made as of this ________ day of _______________, 1993, between and among Quality Information Management Corporation ("QIMC"), an Ohio nonprofit corporation with principal offices at Statler Office Tower, Suite 741, 1127 Euclid Avenue, Cleveland, Ohio 44115 and Shawnee Mission Medical Center, a Kansas corporation, with principal offices at ____________ (the "Beta-Site Hospital").
     WHEREAS, QIMC owns or holds exclusive commercial rights to the CHOICE(SM) System, a severity-adjustment outcome prediction system for general medicine, general surgery, and obstetrical patients (as further defined below, the "CHOICE(SM) System");
     WHEREAS, QIMC and the Beta-Site Hospital wish to enter into an agreement whereby the Beta-Site Hospital will license the services provided by QIMC, including, without limitation, training, data collection, error checking, database management, analysis and report generation using the CHOICE(SM)
System, (the "Project");

     NOW THEREFORE, in consideration of the mutual undertakings and promises described herein, the parties agree as follows:

1.   CHOICE(SM) System.

     1.1 QIMC owns or holds among other things exclusive commercial rights to the following works:

     (a) The CHOICE(SM) Outcome Measurement and Prediction System (designed to measure outcomes and calculate predicted outcomes for groups of patients in selected medical, surgical, and obstetrical diagnostic categories, based on demographic, diagnostic, and physiologic variables);
     (b) The CHOICE(SM) Representative Database (a community database of adult medical, surgical, and obstetrical patients containing descriptive information about each patient together with observed outcomes and predicted values assigned them by The CHOICE(SM) Outcome Measurement and Prediction System);
     (c) The CHOICE(SM) System Software (a software package using a proprietary statistical and mathematical analysis of The CHOICE(SM) Database for, among other uses, to compare data on unrelated groups of patients with the data) in The CHOICE(SM) Representative Database;

     (d) The CHOICE(SM) Abstraction Software (designed to assist in data abstraction, data transmittal, data editing, data audit, and data analysis); and

     (e) The CHOICE(SM) Support Materials (designed to support operation and use of The CHOICE(SM) Outcome Measurement and Prediction System, including related methodology and data collection materials and procedures, as well as ancillary protocols, procedures, and materials).

     1.2  The CHOICE(SM) Outcome Measurement and Prediction System,
     CHOICE(SM) Representative Database, CHOICE(SM) System Software, CHOICE(SM) Abstraction Software, the CHOICE(SM) Support Materials, all related methodology and data collection procedures, ancillary protocols, procedures and materials, are hereafter collectively referred to herein as the "CHOICE(SM) System."

2.   Services and Products To Be Provided.

     QIMC agrees to provide the services and deliver the products as each is further identified on Exhibit A appended hereto and hereafter collectively referred to as the "Core Beta-Site Program Features" and actual and predicted outcome information as described on Exhibit B appended hereto and hereafter referred collectively as the "CHOICE(SM) Outcome Measurement and Prediction Models" and the Beta-Site Hospital agrees to purchase such services related to the CHOICE(SM) System as defined on Exhibits A and B of this Agreement.

3.   Training.

     3.l As part of the Project, each Beta-Site Hospital shall have at least two (2) individuals trained by QIMC in data collection procedures in order to ensure that the Beta-Site Hospital personnel enter accurate and complete data in connection with the Project. QIMC will provide the Beta-Site Hospital with two (2) one-day data collection training programs per each year during the term of this Agreement. The fee charged by QIMC for the initial training sessions for each Beta-Site Hospital shall be included in the core price for the Project (as defined below in Section 9 and as outlined on Exhibit C attached hereto and made a part hereof). Notwithstanding the foregoing QIMC shall receive reimbursement for all reasonable expenses incurred in connection with the data collection training, including but not limited to transportation, lodging, meals, and ancillary expenses directly related to preparation for such training session. Training sessions will be held at a location chosen by QIMC on dates mutually agreed-upon between QIMC and the Beta-Site Hospital.

     3.2 Each Beta-Site Hospital shall, at all times during the term of this Agreement, have at least two (2) individuals trained by QIMC in data collection, and shall be responsible for having additional individuals trained by QIMC as necessary to perform its responsibilities under this Agreement. To accommodate the Beta-Site Hospital's continued training needs, additional training sessions will be made available by QIMC at such times and at such locations mutually agreed upon between QIMC and the Beta-Site Hospital. Additional data collection training sessions beyond the two annual training sessions to be provided by QIMC per Paragraph 3.1 shall be priced according to the fee schedule provided on Exhibit C. Notwithstanding the foregoing QIMC shall receive reimbursement for all reasonable expenses incurred in connection therewith, including but not limited to transportation, lodging, meals, and ancillary expenses directly related to preparation for such training session. QIMC shall not be required to conduct a training session at which fewer than five (5) individuals are to be trained.

      3.3 Each Beta-Site Hospital shall, upon the completion of the initial data collection training sessions described in Paragraph 3.1, prepare and submit to QIMC a list of Beta-Site Hospital personnel trained by QIMC in the data collection procedures. The Beta-Site Hospital agrees to notify QIMC within five (5) business days whenever a listed data collector is no longer involved in data collection for the Project, or if a new data collector is appointed.

4.    Delivery and Use of Materials.

      4.1 Following the successful completion of the initial data collection training sessions described in Paragraph 3.1, the Beta-Site Hospital shall be supplied with the materials necessary to collect data for submission to QIMC. These materials shall include, but are not limited to:

             a.   CHOICE(SM) data collection manuals; and
             b.   CHOICE(SM) data collection templates and forms.
The manuals, templates and forms listed above, as well as any copies thereof, whether or not authorized by this Agreement (the "Materials"), contain confidential information of QIMC and will at all times be owned by QIMC. The Materials are protected by the copyright laws of the United States. QIMC reserves the right to supplement, revise, or amend any of the materials, or to substitute new materials for existing Materials, by delivering revisions, amendments or substitute materials to the Beta-Site Hospital. All materials so delivered will constitute "Materials" under this Agreement. Significant changes to the Materials may require supplemental training by QIMC; provided, however, that additional training required due to changes in the Materials (other than changes specifically requested by the Beta-Site Hospital) shall be provided by QIMC at no additional charge to the Beta-Site Hospital. QIMC hereby grants to the Beta-Site Hospital a revocable, non-exclusive, nontransferable, limited term license to use the Materials only in connection with data collection in furtherance of the Project.
      4.2 The Beta-Site Hospital shall, and shall use its best efforts to cause its respective employees to, hold in strict confidence QIMC's proprietary or confidential information, including the methodologies, procedures, protocols, techniques and approaches contained in the Materials or communicated by QIMC to the Beta-Site Hospital, or its respective employees. Upon reviewing notice of the same, the Beta-Site Hospital agrees to notify QIMC of any unauthorized possession, reproduction, copying or use of the Materials, and to cooperate in all reasonable manner with QIMC in protecting or enforcing QIMC's rights in the Materials.
      4.3 The Beta-Site Hospital may distribute the Materials only to its own employees and only for the purposes set forth in this Agreement. The Beta-Site Hospital shall use the Materials only in accordance with QIMC's methods. Except as set forth herein, the Materials may not be used by the Beta-Site Hospital to train any employee or any third party. The Beta-Site Hospital shall use all best efforts to require each terminating employee to return to it any Materials under the control of such employee. In addition, any Beta-Site Hospital that ceases to participate in the Project shall promptly return to QIMC all Materials under its control.

5.    Data Collection and Quality Assurance.
      5.1 Each Beta-Site Hospital agrees to collect data strictly according to the protocols and procedures established by QIMC, and to submit to QIMC all data required by the Materials. Data collection which is both accurate and strictly follows QIMC's coding instructions is critical to the success of the Project. Each Beta-Site Hospital shall be responsible for collecting, coding, inputting and assuring the quality of its own patient records, in each case following protocols and procedures supplied by QIMC. Each Beta-Site Hospital shall be responsible for transmitting the data collected in furtherance of the Project to QIMC, in an agreed-upon format. QIMC shall have the sole discretion to set all data collection protocols and procedures, and shall reserve the right to amend or supplement such procedures at any time upon reasonable notice thereof to the Beta-Site Hospital.
      5.2 QIMC reserves the right to monitor the Beta-Site Hospital's data collection and entry. In the event QIMC determines that data has been improperly collected or entered, it may report the problem to the Beta-Site Hospital, and QIMC shall, upon request, provide an estimate of the likely cost to re-edit and analyze such data, on a time and materials basis at QIMC's appropriate then-current standard rates, plus any incidental costs. If requested, QIMC, as appropriate, shall perform the necessary re-editing and analysis to correct the noted deficiencies, if possible. The costs of such corrective measures shall be borne by the Beta-Site Hospital that submitted the inaccurate data. In the event QIMC is not asked to correct such improper data, QIMC shall have no obligation to include such data in any Report (as defined in Paragraph 6.2)

 6.   Reports; Limitations; Data Compilation.

      6.1 QIMC shall prepare reports each quarter commencing on ______________ and continuing on ________________, ________________, __________________,
      and _________________, ("Quarterly Reports") utilizing the CHOICE(SM) System, based upon the data collected and transmitted to QIMC and the Beta-Site Hospital. Semiannual Reports will contain information believed by QIMC to identify, within the limits of statistical significance, where the data transmitted to QIMC indicates mean mortality rates or lengths of stay which are greater or lesser than predicted using the CHOICE(SM) System. Concurrent with each Quarterly Report QIMC shall prepare and shall provide a status report indicating an update of key information with written analysis ("Quarterly Updates").

      6.2 In addition to the Quarterly Reports and Quarterly Updates, QIMC shall, upon request by the Beta-Site Hospital and without additional charge, prepare up to two (2) Ad Hoc reports ("Ad Hoc Reports") per calendar year during the term of this Agreement. Upon request by the Beta-Site Hospital, and subject to the terms of this Agreement, QIMC may produce additional Ad Hoc Reports during any calendar year, based upon QIMC's then-current standard hourly rates as the same shall be modified from time to time, plus any incidental costs.

      6.3 The Beta-Site Hospital shall submit data collected for the Project no later than forty-five (45) days following the close of each calendar quarter or at such other dates as approved by QIMC which coincide with data compilation for the QIMC Report (the "Reporting Deadline"). Should the Beta-Site Hospital submit data late, after the Reporting Deadline, QIMC shall charge the Beta-Site Hospital a fifty dollar ($50) per day late fee provided, however, there shall be no late fee if the data is submitted late due to a malfunction of the CHOICE(SM) Software. QIMC shall use its best efforts to provide, but in no way can guarantee, that data submitted after the Reporting Deadline will be included in the subsequent Report. Beta-Site Hospital data excluded from Reports due to a failure to meet the Reporting Deadline will be so indicated in such Reports. Notwithstanding anything contained herein to the contrary QIMC shall have the right to approve the data submitted by a Beta-Site Hospital and the analysis of the data to be included in any Report. No such data or data analysis shall be included in any Report without the prior consent of QIMC.

      6.4 Reports will be delivered by QIMC only to the Executive Director of the Beta-Site Hospital or to another representative appointed in writing by the Beta-Site Hospital.

      6.5 QIMC hereby licenses the Beta-Site Hospital to use the Reports for the sole purpose of conducting the Project and for such research and other purposes as set forth on Exhibit A. Except as set forth herein or in a writing signed by both parties, the Beta-Site Hospital shall not develop or publish, nor shall it cooperate with or authorize the development or publication of, any works based upon or derived from any of the Reports, or the Materials, in any manner or media whatsoever, without the prior written consent of QIMC. QIMC will not unreasonably withhold consent to the publication of the Project results in scholarly journals or to the presentation of the results of the Project in scientific meetings and to regulatory bodies with appropriate jurisdiction; provided, however, that any such activities do not disclose confidential information of QIMC, and subject to the right of QIMC: (i) to participate in and comment upon any such activities; and (ii) to require that the author(s) grant appropriate attribution to QIMC for the analytical support provided during the Project in any such publication or presentation.

      6.6 Upon the issuance of a Report, the Beta-Site Hospital may request that data submitted by it be returned to it in ASCII text, on a computer disk in an agreed-upon format. Such requests: (i) must be submitted in writing at least annually and at any other time requested by QIMC; (ii) shall be signed by an officer of the Beta-Site Hospital; and (iii) must specify the purpose of the request, the intended use of the data, and the identity of those to whom the data will be disclosed. QIMC shall release ASCII data pursuant to this Paragraph only upon the receipt of a satisfactory request, as set forth herein, and only by delivery of one (1) disk per Report. QIMC shall be relieved of any confidentiality obligations, as set forth in this Agreement or otherwise, with respect to the data contained in such disk, upon its release to the Beta-Site Hospital.

7.    Data Ownership and Access.

      7.1 Except as provided in this Agreement, each Beta-Site Hospital shall retain ownership of its own data, but shall not own the Reports, which shall remain the property of QIMC. QIMC shall not provide any Beta-Site Hospital access to data relating to other Beta-Site Hospitals on a hospital-specific basis. QIMC will maintain the security and confidentiality of all Beta-Site Hospital-specific data, as well as individually identifiable patient data under its control. QIMC will not be responsible for hospital-specific data that may become available to other Beta-Site Hospitals other than through release by QIMC.

      7.2 Notwithstanding anything contained herein to the contrary, QIMC shall have the right to (i) use all data transmitted by the Beta-Site Hospital in any manner consistent with the terms of this Agreement, and to analyze and incorporate such data in databases, reports, scores or scoring systems generated therefrom, (ii) publish the results of analyses performed by QIMC, and (iii) create and distribute works and derivative works based on such data.

8.    Term; Termination.

      8.1 The term of this Agreement shall be for a period of thirty-six (36) months. The initial term of this Agreement will begin on ______________ and end on ___________________ for data collection ("Data Collection Term"), and continue for one hundred twenty (120) days thereafter for purposes of the final Report ("Report Term"). This Agreement shall automatically be renewed for two (2) successive one (1) year Data Collection Terms and related Report Terms (each, "Renewal Terms") unless either QIMC or the Beta-Site Hospital gives the other party written notice at least sixty (60) days prior to the end of any Data Collection Term that it will not renew this Agreement, whereupon this Agreement shall terminate, with respect to the party that gave notice, at the end of the next Report Term.

      8.2 QIMC may, in addition to the termination rights provided for in Paragraph 8.1, terminate this Agreement with respect to the Beta-Site Hospital on at least twenty (20) days' written notice to the Beta-Site Hospital if the Beta-Site Hospital (i) breaches the provisions of Paragraphs 4.1, 4.2 or 4.3 and such breach is not remedied within thirty
      (30) days of the Beta-Site Hospital's receipt of notice from QIMC of such breach, or (ii) fails to pay any invoice for a period of thirty (30) days when due unless the Beta-Site Hospital cures such breach prior to such longer termination date specified by QIMC in its notice of termination.

      8.3 QIMC or the Beta-Site Hospital may terminate this Agreement upon written notice to the other if the other files a petition in bankruptcy or is adjudicated as bankrupt or insolvent, or makes an assignment for the benefit of creditors, or an arrangement pursuant to bankruptcy law, or if a receiver is appointed for the other party, or for the other party's business.

      8.4 Upon termination or non-renewal of this Agreement, the Beta-Site Hospital with respect to which the Agreement is terminated shall, as soon as is reasonable, but in any event not more than thirty (30) days from the date of termination, return to QIMC all Materials under its control.

      8.5 The Beta Site Hospital may terminate its participation in this Agreement, on thirty (30) days' written notice to QIMC if the State of Kansas shall mandate (under statute) that all similar facilities in the State of Kansas must submit to the purchase and participation in a program that employs a severity-adjustment outcome measurement system, and QIMC agrees to provide outcomes data to the Beta Site Hospital prior to the termination of this Agreement.

9.    Payment.

      9.1 By signing this Agreement, the Beta-Site Hospital agrees to pay QIMC an amount which shall be no less than the rates set forth in Paragraph 9.2, for the following periods: (i) if this Agreement is terminated pursuant to Paragraph 8.1, through the end of the next Report Term, and
      (ii) if this Agreement is terminated pursuant to any other Paragraph hereof, through the date of such termination.

      9.2 The rates at which the Beta-Site Hospital shall pay QIMC, as described in Paragraph 9.1, shall, through the initial Report Term, be the rates set forth in this Paragraph 9.2. Upon execution of this Agreement, the Beta-Site Hospital shall pay QIMC a fee of Thirty Thousand Dollars ($30,000) for the Core Beta-Site Program Features as outlined on Exhibit C attached hereto. As of the date of this Agreement, thereafter during the following two years of the term of this Agreement, the annual fee shall increase by the percentage increase, if any, in the Consumer Price Index (All Cities, All Urban Wage Earners and Clerical Workers, Revised 1982-84=100). Payment will be made in quarterly installments due and payable at the beginning of each quarter of the Agreement. The Beta-Site Hospital shall compensate QIMC for any additional services not inclusive to this agreement at the rates displayed in Exhibit C (attached hereto) and shall reimburse QIMC for all reasonable expenses incurred by QIMC in the performance of these services. QIMC shall furnish the Beta-Site Hospital with the appropriate documents required by the Internal Revenue Code and the regulations thereunder in connection with such expenses.

      9.3 Any rates so adjusted according to Paragraph 9.2 will become effective at the beginning of the next Data Collection Term; provided, however, that with respect to any party that tenders an effective notice of nonrenewal in accordance with the provisions of Paragraph 9.1, the rate payable by such party through the next Data Collection Term shall be the rate in effect during the prior period.

      9.4 Payments shall be due thirty (30) days after receipt of any invoice, with amounts unpaid forty-five (45) days after receipt of any invoice bearing interest at the rate of 1.5 percent per month (not to exceed the
      maximum rate permitted by applicable law).   QIMC reserves the right to
      withhold the statistics of the Beta-Site Hospital from inclusion in Reports if any sum is unpaid sixty (60) days after delivery of a proper invoice, or where data transmitted by the Beta-Site Hospital to QIMC does not meet QIMC's standards.

10.   Miscellaneous.

      10.1 This Agreement does not constitute a partnership or joint venture between QIMC or the Beta-Site Hospital. The Beta-Site Hospital shall have no right or authority to obligate or bind QIMC in any manner whatsoever.

      10.2 The rights and obligations set forth in Sections 4 and 10 shall survive the termination or expiration of this Agreement and termination of the Beta-Site Hospital's participation in this Agreement.

      10.3 If any one or more of the provisions of this Agreement is held to be unenforceable, such provision shall be limited and construed so as to make it enforceable consistent with the parties' manifest intentions or, if such limitation or construction is not possible or would be inconsistent with the parties' manifest intentions, such provision will be deemed stricken from this Agreement. In any such event, all other provisions of this Agreement will remain in full force and effect, unless such enforcement would result in an injustice or be inconsistent with the purposes of this Agreement.

      10.4 This Agreement is made in the State of Ohio, and shall be governed and construed by the internal laws of the State of Ohio. The parties agree that exclusive jurisdiction over any legal action arising out of or in connection with this Agreement will be in state or federal courts located in the State of Ohio, and the parties hereby agree to such jurisdiction and venue.

      10.5 No party to this Agreement shall be deemed in default or otherwise liable hereunder due to its inability to perform by reason of cause beyond the reasonable control of such Party ("Force Majeure"). Any delay in performance shall be of no greater duration than the Force Majeure event causing the delay. If a Force Majeure event continues uninterrupted for a period exceeding six (6) calendar months, any party may elect to terminate this Agreement upon notice to the other, but such right of termination, if not exercised, shall expire immediately upon the discontinuance of the Force Majeure event.

      10.6 No waiver of any term of this Agreement shall be valid unless in a writing signed by the party against which the waiver is sought to be enforced. No waiver by any party of any breach of or failure of performance under this Agreement shall be deemed a continuing waiver or a waiver as to any subsequent or similar breach. This Agreement contains the entire agreement between the parties with regard to its subject matter, and supersedes all prior agreements between them pertaining to its subject matter. This Agreement may be altered or amended only in a writing executed by an authorized agent for each party. Neither QIMC nor the Beta-Site Hospital may assign its rights or obligations hereunder, and any such purported assignment shall be void.

      10.7 Any notice under this Agreement shall be sent by U.S. Express Mail, postage prepaid, by express or overnight courier service, or by facsimile (confirmed by U.S. Express Mail, express or overnight courier service); shall be deemed given on the earlier of the date of confirmed receipt; and shall be sent to the addresses given below, or such other addresses of which any party may give notice:

      To QIMC:

            Quality Information
              Management Corp.
             Statler Office Tower, Suite 741
             1127 Euclid Avenue
             Cleveland, Ohio 44115
             Attention:   Dwain Harper
             Facsimile No.:__________________

      To the Beta-Site Hospital:

             Name: __________________________

             Address: _______________________

             ________________________________

             Attention: _____________________

             Facsimile No.: _________________

      10.8 The paragraph titles are intended solely for convenience and shall in no event affect the interpretation of this Agreement.

     The parties have executed this Agreement by their duly authorized representatives on the dates set forth below.


Quality Information Management             ______________________________
  Corp.

By:____________________________            By:___________________________

Title:_________________________            Title:________________________

Dated:_________________________            Dated:________________________

                                                        Chief Executive Officer



                                                             Exhibit A
                                                  Core Beta-Site Program Features


License                                                         The fee for use of the CHOICE(SM) System is waived for Beta-Site facilities

Data Cleaning                                                   Data cleaning is an interactive process which is very labor intensive.  All data received from hospitals is scrutinized for accuracy.  Certain data quality rules are applied to each data element for each patient.  These rules may require that specific data elements in question be imputed, be obtained from the institution, or eliminated.  The established fee is based upon an annual Beta-Site facility volume of 2000 patients per year.  The fee structure for volumes over 2000 each year is defined.

Report Production                                               The Quality Information Management Corporation will provide 6 copies of semi-annual reports for each/all causes statistical model and that includes the facilities volume of patients in the study, the actual (observed) outcome, the predicted
                                                                (severity-adjusted) outcome, the statistical value, and the
                                                                95% confidence interval.  The report will also provide com-
                                                                parisons to the Cleveland mean, and one other normative to be selected by the Beta-Site (similar facilities in the
                                                                Cleveland database).  The report will also include
                                                                comparison tables and trends data when available.  An
                                                                ASCI file will be provided to the Beta-Site facility.

Ad Hoc Reports                                                  Two Ad Hoc Reports, to be mutually agreed upon by the
                                                                QIMC and the Beta-Site will be provided each year.  These
                                                                reports will be estimated to consume approximately 15
                                                                hours of computer time.  Additional ad-hoc reports may be
                                                                provided at rates defined in this document.
Abstractor Training                                             The Quality Information Management Committee will
                                                                provide (on-site) two 1-day abstractor training programs
                                                                each year.   This program will include the inaugural
                                                                training program and one update program each year.
                                                                additional abstractor training will be provided at hourly
                                                                rates defined in this document.  This service includes
                                                                a glossary of rules pertaining to abstraction and the
                                                                abstraction instrument.
Abstraction Software                                            Software will be provided which may be used for the
                                                                purpose of transmitting abstracted data.  This software
                                                                will include data edits and help windows that specify
                                                                the abstraction rules for each data element.  The service
                                                                includes onsite software maintenance (2 days per year)

                                                             Exhibit C
                                                    Beta-Site Pricing Structure

       Service                                   Core Price                                Additional  Costs

Core Beta-Site Services                                $30,000/Year(1)
Data Cleaning                                                                   Increases $2,500 for each increment
                                                                                of 500 included admissions above
                                                                                2000 per year.

Report Production                                                               N/A

Ad Hoc Reports                                                                  $250/hour (estimate 6 hours per additional
                                                                                ad hoc report)
Abstractor Training                                                             $150/hour + expenses
Abstraction Software                                                            N/A
Data Analyses and Review                                                        $275/hour + expenses
External Audit (Optional)                                                       $75.00/hour + expenses
                                                                                (estimate 8-10 hours for an
                                                                                audit).

All fees quoted are for services performed on site and in preparation. Incurred expenses for travel will be billed in addition to the stated fees.
1.  The Beta-Site fee will increase in accordance with the CPI annually for a period of 3 years.


LICENSING AGREEMENT BETWEEN                                         ATTACHMENT F
APACHE MEDICAL SYSTEMS, INC. AND                                          PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION.


                            DATA COLLECTION SOFTWARE
                              PRODUCT DESCRIPTION

The data collection software consists of five primary features:

              1.   Data Model and Database
              2.   Data Entry
              3.   Data Editing and Base Reports
              4.   Data Export
              5.   System Security

These features are described below.

1.   DATA MODEL AND DATABASE

     [*     ]

2.   DATA ENTRY PROCESS

     [*     ]

     [*     ]

___________
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                        ATTACHMENT F
APACHE MEDICAL SYSTEMS, INC. AND                                         PAGE 2
QUALITY INFORMATION MANAGEMENT CORPORATION.




[*     ]

3.   DATA EDITING AND BASE REPORTS

     [*     ]

     [*     ]

4.   DATA EXPORT

     [*     ]


5.   SYSTEM SECURITY

     [*     ]

     [*     ]

____________
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                         ATTACHMENT F
APACHE MEDICAL SYSTEMS, INC. AND                                          PAGE 3
QUALITY INFORMATION MANAGEMENT CORPORATION.



[*     ]


[*     ]


[*     ]





_____________
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                         ATTACHMENT G
APACHE MEDICAL SYSTEMS, INC. AND                                          PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION


                            ADT/LAB BATCH INTERFACE
                              PRODUCT DESCRIPTION


     The use of existing hospital systems to collect patient data whenever possible eases use by hospital personnel and the time and burden of manual data entry, and improves data entry accuracy and quality. Because the CHOICE model uses patient data retrospectively, a real-time interface is not required, thus
allowing for a lower-cost approach using a batch file transfer. [*    ]

[*     ]




___________
* Confidential portions omitted and filed separately with the Commission.

LICENSING AGREEMENT BETWEEN                                         ATTACHMENT H
APACHE MEDICAL SYSTEMS, INC. AND                                          PAGE 1
QUALITY INFORMATION MANAGEMENT CORPORATION


                   CHOICE ON-SITE REPORT GENERATION SOFTWARE
                              PRODUCT DESCRIPTION


     The Choice On-Site Report Generating Software will consist of three primary features:

        1.   CHOICE Predictive Model
        2.   Audit Utility
        3.   User-Defined Reports

i. CHOICE PREDICTIVE MODEL

      This feature would provide an implementation of the CHOICE predictive model for generating outcomes predictions, as well as new graphic screens and reports for reviewing the predictions. Together, these features will provide an individual hospital with the ability to analyze their own performance on an ongoing basis, comparing their actual outcomes to those predicted by the CHOICE model.

     The model provided by QIMC will be converted into the appropriate "C" language code to automate the generation of predictions. The predictions will be stored in the database along with the other patients data. New reports will provide information similar to that found in existing QIMC quarterly reports so that hospitals may follow their own progress. Other reports will list more detailed patient data as appropriate with the CHOICE model to provide further insight. In addition, new interactive graphic screens will enable a hospital to analyze their data.

ii.  AUDIT UTILITY

     This enhanced product option will include a utility to automate the process of auditing process, the purpose of which would be to provide a tool for conducting internal and external validation of the data collection and entry processes.

     The first function of the audit utility is to select the patient cases to be audited. A number of rules can be applied for this purpose; random sample or every "Nth" case; percentage of sample coverage; and time frame. From these parameters, a list of cases to be audited may be generated so that the records can be collected.

     A second function of the audit utility will allow re-abstracted data to be entered into a separate database. This prevents the audit function from causing duplicate records in the database for the audited cases.

LICENSING AGREEMENT BETWEEN                                         ATTACHMENT H
APACHE MEDICAL SYSTEMS, INC. AND                                          PAGE 2
QUALITY INFORMATION MANAGEMENT CORPORATION


     A third function of the audit utility will compare cases in the audit database with cases in the regular database, and identify differences between the two versions. A report which documents the differences can then be generated.

iii. USER-DEFINED REPORTS

     The basic product includes standard reports; the enhanced product option will add additional reports, all of which provide pre-defined information and formats. Although basic reports will be easily-generated by a hospital, they will not always provide all of the desired information. Furthermore, it is not practical to anticipate every report preference or requirement. Therefore, a utility generating user-defined reports will be part of this enhancement.

     User-defined reports will be generated using a commercial off-the-shelf reporting tool that is compatible with the ODBC database access method employed by the product. A set of "starter templates" will be provided to facilitate the initial creation of user-defined reports. The reporting tool will allow users to select data items, define search criteria, set sort orders, and define the formatting of the information. Reports which are created by the user may be saved and reused again at a later time.

     AMS also will provide technical support of this reporting tool as part of the product. In addition, a hospital may select its own commercial reporting tool so long as it is compatible with ODBC. In this case, however, AMS will not provide technical support.

                                                                   DRAFT 2/16/94

                               SERVICE AGREEMENT

     Agreement made this _____ day of ___________, 1994, between and among Quality Information Management Corp. ("QIMC"), an Ohio corporation, APACHE Medical Systems, Inc. ("AMS"), a Delaware corporation, and certain hospitals as further described below.

     WHEREAS, QIMC is a corporation formed by business and health care groups, including the Greater Cleveland Hospital Association, to encourage cooperative efforts to improve the quality of healthcare available in the greater Cleveland metropolitan area;

     WHEREAS, AMS owns or holds exclusive commercial rights to certain severity-of-illness scoring systems and related databases and computer software useful in evaluating certain aspects of the quality of health care;

     WHEREAS, AMS and QIMC have previously entered into a letter agreement dated November 30, 1990 (the "Letter Agreement"), and certain hospitals have joined the Letter Agreement, as further described below;

     WHEREAS, the parties wish to restate and clarify certain terms of the Letter Agreement and to extend the term of the services provided by AMS, including training, data collection, error checking, database management, analysis and report generation using the APACHE(1) III System, as described below (the "Project").

     NOW THEREFORE, in consideration of the mutual undertakings and promises described herein, the parties agree as follows:

1.   APACHE III SYSTEM.

     1.1. AMS owns or holds exclusive commercial rights to the following works, among other things:

     a. The APACHE III Prognostic Scoring System, which is a system designed to rate the severity of illness, and predicted outcomes for individual patients, as well as groups of patients, based on acute and chronic health status and symptoms.

     b. The APACHE III Database, which is a national database (which includes several subsets, e.g., teaching hospitals, and several number-of-bed categories) of adult intensive care unit ("ICU") patients, the scores assigned them pursuant to the APACHE III Prognostic Scoring System, their length of stay in the ICU, outcome and other factors;

 ___________________________

 (1) APACHE is a trademark and service mark of AMS.

      c. The APACHE III Software, which embodies the results of a proprietary statistical and mathematical analysis of the APACHE III Database and which can be used, among other things, to compare data on individual patients or groups of patients with that contained in the APACHE III Database, and to establish expected outcomes for such patients; and

      d.   The Materials, as described in Paragraph 4.1.

      1.2. The APACHE III Prognostic Scoring System, APACHE III Database, APACHE III Software, Materials, related methodology and data collection procedures, as they presently exist and as they may be modified or enhanced in the future, and ancillary protocols, procedures and materials, are hereafter collectively referred to as the APACHE III System.

2.    PARTICIPATING HOSPITALS.

      Any hospital that is a member of the Greater Cleveland Hospital Association, is represented to QIMC, and wishes to participate in the Project may join this Agreement by executing a copy of the Memorandum attached hereto as
Exhibit 1. For the purposes of this Agreement, a hospital that has executed such Memorandum shall be referred to as a "Hospital." Each Hospital shall be subject to all the terms and conditions of this Agreement, including but not limited to the license restrictions, confidentiality, and reporting and payment obligations described below.

3.    TRAINING.

      3.1. Each Hospital, upon joining this Agreement, shall have two (2) or more individuals trained by AMS in data collection procedures; provided, however, that any Hospital that also joined the earlier Letter Agreement need not have additional personnel trained if the requisite number of people currently on the Hospital's staff have already been trained by AMS. The purpose of such training shall be to ensure that Hospital personnel enter data to be used in connection with the Project accurately and completely. The fee for each training session for Hospital personnel
      shall be [*     ] per day, plus AMS' reasonable expenses incurred in
      connection therewith, including but not limited to transportation, lodging, meals, and ancillary expenses directly related to preparation for such training session. Each training session shall consist of no more than forty (40) people for sessions covering methodology and no more than fifteen (15) people for sessions covering data collection. Such training sessions will be held at a location chosen and provided by QIMC on dates mutually agreed upon between QIMC and AMS.

      3.2. Each Hospital shall, at all times, have at least two (2) individuals trained by AMS in data collection, and shall be responsible for having additional individuals trained by AMS as necessary to perform such Hospital's responsibilities under this Agreement. To accommodate Hospitals' continued training needs, additional training sessions will be



_______________
* Confidential portions omitted and filed separately with the Commission.

    made available by AMS for the fee, plus expenses, and subject to the limitations on class size, described in Paragraph 3.1. If no subsequent training sessions are likely to be scheduled within a ninety (90) day period, and one or more individuals needs to be trained to maintain the requisite number of trained individuals at each Hospital, QIMC shall schedule such a training session.

    3.3. Each Hospital shall prepare and submit to AMS a list of Hospital personnel trained by AMS in the data collection procedures. Each Hospital agrees to notify AMS within five (5) days whenever a listed data collector is no longer involved in data collection for the Project, or if a new data collector is appointed.

    3.4. QIMC shall pay AMS' training fees and expenses no later than thirty
    (30) days after receipt of AMS' invoice therefor. QIMC shall be solely responsible for AMS' training fees and expenses and for allocating them, if it so chooses, among the Hospitals. QIMC shall not withhold payment on any invoice received from AMS on account of the failure of any Hospital to pay training fees or expenses to QIMC. QIMC shall not charge any Hospital a training fee that exceeds AMS' training fee described in Paragraph 3.1.

4.  DELIVERY AND USE OF MATERIALS; CONFIDENTIALITY.

    4.1. Following the successful completion of the initial training session described in Paragraph 3, each Hospital shall be supplied with the materials necessary to collect data for submission to AMS for processing. These materials may include, but are not limited to:

    a.   APACHE III data collection software:
    b.   APACHE III data collection manuals; and
    C.   APACHE III data collection templates and forms.

    The software (including any disks or tapes on which it may be supplied, and related documentation), manuals, templates and forms listed above, as well as any copies thereof, whether or not authorized by this Agreement (the "Materials"), the Reports (as defined in Section 6.4) and the Patient
    Files and Results (as defined in Section 6.3), contain confidential information of AMS and will at all times be owned by AMS. The Materials, Reports, Patient Files and Results are protected by the copyright laws of the United States and other countries, and by international treaties. AMS reserves the right to supplement, revise, or amend any of the Materials, Reports, Patient Files and Results, or to substitute new materials for existing Materials, Reports, Patient Files and Results, by delivering revisions, amendments or substitute materials, reports or files to QIMC and the Hospitals.

    4.2. All materials so delivered will constitute "Materials" under this Agreement. Significant changes to the Materials may require supplemental training by AMS, which would in such event be mandatory for QIMC and all Hospitals. The cost of such training shall be based on AMS' then-current standard rates, plus any incidental costs, and shall be borne by QIMC, which may allocate such-expenses among Hospitals, as agreed between

      QIMC and the Hospitals. AMS hereby grants to QIMC and the Hospitals a revocable, non-exclusive, non-transferable, limited term license to use the Materials only in connection with data collection in furtherance of the Project. Each Hospital may make one archival or back-up copy of the APACHE III data collection software, as well as ephemeral copies necessary to normal operations, and shall not modify, decompile, disassemble, reverse-engineer or otherwise attempt to obtain the source code for such software.

      4.3. QIMC and the Hospitals shall, and shall cause their respective employees to, hold in strict confidence AMS' proprietary or confidential information, including the methodologies, procedures, protocols, techniques and approaches contained in the Materials, Reports, Patient Files or Results, or communicated by AMS to QIMC, the Hospitals, or their respective employees. QIMC and the Hospitals agree to notify AMS of any unauthorized possession, reproduction, copying or use of the Materials, Reports, Patient Files or Results, and to cooperate with AMS in protecting or enforcing AMS' rights in the Materials, Reports, Patient Files or Results.

      4.4. QIMC and each Hospital may distribute the Materials, Reports, Patient Files and Results only to its own employees and only for the purposes set forth in this Agreement, except to the extent AMS has authorized other disclosure in writing. At AMS' request, a Hospital shall provide AMS with the names of all employees who will have access to the Materials, Patient Files or Results and, upon AMS' written request, require such employees to execute and deliver to AMS a confidentiality and limited use agreement provided by AMS, relating to the Materials or the Patient Files and Results (or all of these), as a condition to such employees having access to the Materials, Patient Files or Results. Each Hospital shall use the Materials only in accordance with AMS' methods. The Materials may not be used by QIMC or any Hospital to train any employee or any third party. QIMC and each Hospital shall require each terminating employee to return to it any Materials, Reports, Patient Files or Results under the control of such employee. In addition, any Hospital that ceases to participate in the Project shall promptly return to AMS all Materials under its control.

5.    DATA COLLECTION AND QUALITY ASSURANCE.

      5.1. After initial training of its personnel and the delivery of the Materials, each Hospital shall conduct a pilot study of all ICU patients admitted consecutively to include fifty (50) patients; provided, however, that Hospitals successfully participating in the Project under the Letter Agreement need not conduct such a pilot study. In the pilot study, AMS shall, with the cooperation of the Hospital participating in the pilot study, compare data collection and entry reports submitted by the Hospital to patient records, to verify accuracy and consistent coding of admission and chronic health history. Until a successful pilot study demonstrates mastery of data entry, coding and quality assurance to the satisfaction of AMS, no data from such Hospital will be used in compiling any Reports (as defined in Paragraph 6.2). After the successful conclusion of a pilot study (and immediately for those Hospitals that successfully participated in the Project under the Letter Agreement), verification of the accuracy of all data entered will be the sole responsibility of each Hospital and QIMC.

      5.2. Each Hospital agrees to collect data strictly following AMS procedures, and to submit all data required by the Materials. Data collection which is both accurate and strictly follows AMS' coding instructions is critical to the success of the Project. Each Hospital shall be responsible for collecting, coding, inputting and assuring the quality of its own adult, ICU patient records, in each case following protocols and procedures supplied by AMS. Each Hospital shall be responsible for transmitting the data collected in furtherance of the Project to AMS on diskette in an agreed-upon format unless an alternative delivery mechanism is agreed to in writing between the Hospital and AMS. AMS shall have the sole discretion to set all data collection protocols and procedures, and reserves the right to amend or supplement such procedures at any time upon reasonable notice thereof to the Hospitals and to QIMC.

      5.3. AMS reserves the right to monitor Hospital data collection and entry. In the event AMS determines that data has been improperly collected or entered, it may report the problem to QIMC and the affected Hospital, and shall, upon request, provide an estimate of the likely cost to re-edit and analyze such data, on a time and materials basis at AMS' then-current standard rates, plus any incidental costs. If requested, AMS shall perform the necessary re-editing and analysis to correct the noted deficiencies, if possible. The costs of such corrective measures shall be borne by the Hospital that submitted the inaccurate data. In the event AMS is not asked to correct such improper data, it shall have no obligation to include such data in any Report (as defined in Paragraph 6.2).

6.    REPORTS; LIMITATIONS.

      6.1. AMS shall prepare reports twice yearly ("Semiannual Reports") utilizing the APACHE III System, based upon the data collected and transmitted to AMS by the Hospitals. Semiannual Reports will contain information believed by AMS to identify, within the limits of statistical significance, Hospitals where the data transmitted to AMS indicates mean mortality rates or lengths of stay which are greater or lesser than predicted using the APACHE III System. Promptly after each September 30 and March 31 AMS shall prepare and shall provide a status report indicating an update of key information without written analysis ("Quarterly Updates").

      6.2. The Semiannual Reports described in Paragraph 6.1 shall include predicted and observed Hospital mortality rates and lengths of stay in comparison to the aggregate experience of the other Hospitals (the mean ICU mortality rates and lengths of stay for the Hospitals are referred to herein as the "Cleveland Norm" and the portion of the Reports containing this information is referred to as the "Choice Project Cleveland Hospital Comparison"). AMS shall conduct an annual review of the Cleveland Norm to evaluate whether updates are needed in the software generating the Choice Project Cleveland Hospital Comparison to reflect changes in the Cleveland Norm.

      6.3. In addition to the reports described in Sections 6.1 and 6.2, upon written approval from the Hospitals and a written request from QIMC, AMS shall provide QIMC a file in ASCII text, on a computer disk in an agreed-upon format, containing raw patient data as collected from Hospital records, such as patients' physiology, age and chronic health, on a patient-by-patient basis ("Raw Data"), APACHE III score, observed and predicted hospital mortality, and observed and predicted ICU length of stay (collectively, the "Patient Files"). The portion of the Patient
      Files consisting of the APACHE III score, predicted hospital mortality, and predicted ICU length of stay is referred to herein as the "Results". The Patient Files and Results shall be used by QIMC solely to perform, on behalf of Hospitals, in support of the Project, certain low level functions involving audit of the contents of Reports or analysis of or research into the contents of Reports, as listed in Exhibit 2 ("Permitted Uses"). The Patient Files and Results shall not be used for purposes other than Permitted Uses and, in particular, shall not be used for sophisticated research or analysis, or to create new reports. QIMC will charge Hospitals no more than QIMC's reasonable costs for work performed by QIMC employees relating to the Permitted Uses. The Permitted Uses listed in Exhibit 2 may be changed upon written request by QIMC and written consent by AMS, which consent will not be unreasonably withheld.

      6.4. In addition to the reports described in Sections 6.1 - 6.3, AMS shall, upon request by QIMC and without additional charge, prepare up to three (3) Ad Hoc reports ("Ad Hoc Reports") per calendar year during the term of this Agreement. Upon request by QIMC, and subject to the terms of this Agreement, AMS may produce additional Ad Hoc Reports during any calendar year, based upon AMS' then-current standard rates, plus any incidental costs. AMS also anticipates having the capacity, beginning in 1994, to prepare the following reports ("Supplemental Reports") upon request by QIMC and subject to the terms of this Agreement: (a) Organ system specific or diagnostic specific outcome reports (requires that at least 200 cases exist in a category for a Hospital); and (b) Active treatment/low risk monitor reports outlining the results of data collected using the APACHE III System and TISS. There will be no additional fee for the Supplemental Reports. Semiannual Reports, Quarterly Updates, Ad Hoc Reports and Supplemental Reports are referred to in this Agreement, collectively, as "Reports."

      6.5. Hospitals shall submit data collected for the Project no later than forty-five (45) days following the close of each calendar quarter. Hospitals which submit data late but wish to be included in the subsequent Report may be subject to a fifty dollar ($50) per day late fee. AMS shall make reasonable efforts to provide, but in no way can guarantee, that data submitted after the reporting deadline will be included in the subsequent Report. Hospital data excluded from Reports due to a failure to meet the reporting deadline will be so indicated in such Reports.

      6.6. Reports and Patient Files (if released) will be delivered by AMS only to the Executive Director of QIMC or to another representative appointed in writing by QIMC.

      6.7. Title to the Reports, Patient Files and Results will remain with AMS. AMS hereby licenses QIMC and the Hospitals to use the Reports for the sole purpose of conducting the Project, and to use the Patient Files and Results solely for Permitted Uses. QIMC and the Hospitals shall not develop or publish, nor shall they cooperate with or authorize the development or publication of, any works based upon or derived from any of the Reports, the Patient Files, the Results or the Materials, in any manner or media whatsoever, without the prior written consent of AMS.
      AMS will not unreasonably withhold consent to the publication of the Project results in scholarly journals or to the presentation of the results of the Project in scientific meetings and to regulatory bodies with appropriate jurisdiction; provided, however, that any such activities do not disclose confidential information of AMS, and subject to the right of AMS: (i) to participate in and comment upon any such activities; and (ii) to require that the author(s) grant appropriate attribution to AMS for the analytical support provided during the Project in any such publication or presentation.

      6.8. Upon the issuance of a Report, a Hospital may request that data submitted by such individual Hospital be returned to it in ASCII text, on a computer disk in an agreed-upon format. Such requests: (i) must be submitted in writing at least annually and at any other time requested by AMS; (ii) shall be signed by an officer of the Hospital; and (iii) must specify the purpose of the request, the intended use of the data, and the identity of those to whom the data will be disclosed. AMS shall release ASCII data pursuant to this Paragraph only upon the receipt of a satisfactory request, as set forth herein, and only by delivery of one
      (1) disk per Report. AMS shall be relieved of any confidentiality obligations, as set forth in this Agreement or otherwise, with respect to the data contained in such disk, upon its release to the submitting Hospital.

      6.9. The significance and use of any of the Reports, Patient Files or Results is wholly within the judgment of QIMC and the Hospitals. AMS shall have no responsibility or liability to any person based on or related to the use of any of the Reports, Patient Files or Results by QIMC or any Hospital. QIMC and any Hospital involved in any claim by any third party based on or related to the use of any of the Reports, Patient Files or Results or the release by AMS of the Patient Files or Results to QIMC shall defend and indemnify AMS against any such claim. AMS makes no representation or warranty with respect to the APACHE III System or any part thereof, or with respect to any of the Reports, Patient Files or Results, other than as expressly set forth in this Agreement, and AMS DISCLAIMS ANY OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.    DATA OWNERSHIP AND ACCESS.
      7.1. Each Hospital shall retain ownership of its Raw Data, but shall not own the Reports, Patient Files or Results, which shall remain the property of AMS, as provided in this Agreement. AMS shall not provide any Hospital access to data relating to other Hospitals on a hospital-specific basis. AMS will use reasonable commercial efforts to maintain the security and confidentiality of all Hospital-specific data, as well as individually identifiable patient data, under its control.
      Upon the mutual written request of QIMC and a Hospital, AMS may release to QIMC the data relating to such Hospital or the Patient Files relating to such Hospital, or both, as agreed to between QIMC and such Hospital. Upon such authorized release of Hospital data or Patient Files to QIMC, AMS is released from responsibility for data security with respect to the data or Patient Files released to QIMC. In addition, AMS will not be responsible for hospital-specific data that may become available to other Hospitals other than through release by AMS.

      7.2. In consideration for its performance under this Agreement, AMS shall have a perpetual, world-wide, royalty-free right and license (i) to use all data transmitted to it by Hospitals in any manner consistent with the terms of this Agreement, and to analyze and incorporate such data in databases, reports, scores or scoring systems generated therefrom, (ii) to publish the methods and general results of the Project, and (iii) to create and distribute works and derivative works based on such data, in each case provided that the confidentiality of individual Hospitals and patients is protected.

8.    TERM; TERMINATION.

      8.1. The initial term of this Agreement will begin on the date hereof and end on December 31, 1994 for data collection ("Data Collection Term"), and one hundred twenty (120) days thereafter for purposes of the final Report ("Report Term"). This Agreement shall automatically be renewed for successive one (1) year Data Collection Terms and related Report Terms unless either AMS, QIMC or any Hospital gives the other parties written notice at least sixty (60) days prior to the end of any Data Collection Term that it will not renew this Agreement, whereupon this Agreement shall terminate, with respect to the party that gave notice, at the end of the next Report Term.

      8.2. Notwithstanding the provisions of Paragraph 8.1, in the event that at any time fewer than twenty-two (22) Hospitals are participating in the Project, AMS shall have the right to terminate this Agreement on ninety
      (90) days' prior written notice to QIMC and each Hospital.

      8.3. AMS may, in addition to the termination rights provided for in Paragraphs 8.1 and 8.2, terminate this Agreement with respect to QIMC or with respect to both QIMC and the Hospitals on at least twenty (20) days' written notice to QIMC or, in the event of termination with respect to QIMC and the Hospitals, to QIMC and the Hospitals, if QIMC (i) breaches the provisions of Paragraphs 4.1, 4.3 or 4.4, or (ii) fails to pay any invoice when due, unless QIMC cures such breach prior to the termination date specified by AMS in its notice of termination.

      8.4. AMS may terminate the participation of any Hospital in this Agreement on at least twenty (20) days' written notice to such Hospital and QIMC if such Hospital (i) breaches the provisions of Paragraphs 4.1, 4.3 or 4.4, or (ii) fails to pay any invoice when due, unless the Hospital cures such breach prior to the termination date specified by AMS in its notice of termination.

      8.5. QIMC and any Hospital may terminate such party's participation in this Agreement, on twenty (20) days' written notice to AMS if AMS repeatedly and materially fails to perform its obligations under this Agreement, unless AMS brings its performance into compliance with this Agreement prior to the termination date specified by QIMC or the Hospital in its notice of termination.

      8.6. Upon termination or non-renewal of this Agreement, QIMC and the Hospital(s) with respect to which the Agreement is terminated shall immediately stop using and return to AMS all Materials, Patient Files and Results under their respective control. QIMC and the Hospitals shall have the right to use the Reports following termination of this Agreement solely in connection with the CHOICE Project (a separate analytical and predictive project in which AMS and QIMC are engaged that involves major medical surgery) and in accordance with Paragraph 6.7.

9.    PAYMENT.

      9.1. By joining this Agreement, each Hospital agrees to pay AMS the rates set forth below, for the following periods: (i) if this Agreement is terminated pursuant to Paragraph 8.1, through the end of the next Report Term, and (ii) if this Agreement is terminated pursuant to any other Paragraph hereof, through the date of such termination.

      9.2. The rates at which Hospitals shall pay AMS, as described in Paragraph 9.1, shall, through the initial Data Collection Term, be the rates set forth in this Paragraph 9.2.

      9.2.1. Upon execution of the Memorandum, each Hospital that did not participate in the Project under the Letter Agreement shall pay to
              AMS an initial entry fee of  [*     ]. In addition, each such
              Hospital shall pay AMS [*     ] per month for the first ICU, and
              [*     ] per month for each additional ICU, payable annually in
              accordance with Section 9.4., pro-rated through December 31 of the year in which the Hospital executes the Memorandum.

      9.2.2. Each Hospital that participated in the Project under the Letter Agreement and that renews its participation by executing and
              delivering the Memorandum shall pay AMS [*     ] per month for the
              first ICU, and [*     ] per month for each additional ICU, payable
              annually in accordance with Section 9.4., pro-rated for the 1994 calendar year.

      9.2.3. Should QIMC or a Hospital request additional reporting functions, or should other factors result in an increase in the AMS workload in connection with this Agreement, the parties agree to negotiate a mutually acceptable rate increase.

- --------------
* Confidential portions omitted and filed separately with the Commission.

      9.3. The rates set forth herein may be adjusted by AMS, effective after the close of any Data Collection Term, by giving QIMC and each Hospital written notice of the new rates at least ninety (90) days before the end of the Data Collection Term. Rate adjustments will not exceed the annual percentage change in the Consumer Price Index for all urban consumers for the preceding year published by the Bureau of Labor Statistics for the greater of (a) all items covered by the Index and (b) the medical care portion of such Index. Any rates so adjusted will become effective at the beginning of the next Data Collection Term; provided, however, that with respect to any party that tenders an effective notice of non-renewal in accordance with the provisions of Paragraph 8.1, the rate payable by such party through the next Report Term shall be the rate in effect during the prior period.

      9.4. The initial entry fee (if required in accordance with Paragraph 9.2.1.) and the monthly fees for the calendar year in which the Memorandum is executed are due upon execution of the Memorandum. All other monthly fees shall be due annually in advance, on January 1 of each year. Amounts unpaid forty-five (45) days after their due dates shall bear interest at the rate of 1.5 percent per month (not to exceed the maximum rate permitted by applicable law). AMS reserves the right to withhold the statistics of any Hospital from inclusion in Reports if any sum is unpaid sixty (60) days after its due date, or where data transmitted by such Hospital to AMS does not meet AMS' standards.

10.   MISCELLANEOUS.

      10.1. This Agreement does not constitute a partnership or joint venture between AMS and QIMC or any Hospital. Neither QIMC nor any Hospital shall have any right to obligate or bind AMS in any manner whatsoever.

      10.2. The rights and obligations set forth in Paragraphs 4.1.-4.4., 6.7. (to the extent described in Paragraph 8.6.), 7.2., 8.6. and 9 shall survive the termination or expiration of this Agreement and termination of any Hospital's participation in this Agreement.

      10.3. If any one or more of the provisions of this Agreement is held to be unenforceable, such provision shall be limited and construed so as to make it enforceable consistent with the parties' manifest intentions or, if such limitation or construction is not possible or would be inconsistent with the parties' manifest intentions, such provision will be deemed stricken from this Agreement. In any such event, all other provisions of this Agreement will remain in full force and effect, unless such enforcement would result in an injustice or be inconsistent with the purposes of this Agreement.

      10.4. This Agreement is made in the District of Columbia, and shall be governed and construed by the internal laws of the District of Columbia. The parties agree that exclusive jurisdiction over any legal action arising out of or in connection with this Agreement will be in state or federal courts located in the District of Columbia, and the parties hereby agree to such jurisdiction and venue.

      10.5. No party to this Agreement shall be deemed in default or otherwise liable hereunder due to its inability to perform by reason of cause beyond the reasonable control of such party ("Force Majeure"). Any delay in performance shall be of no greater duration than the Force Majeure event causing the delay. If a Force Majeure event continues uninterrupted for a period exceeding six (6) calendar months, any party may elect to terminate this Agreement upon notice to the other, but such right of termination, if not exercised, shall expire immediately upon the discontinuance of the Force Majeure event.

      10.6. No waiver of any term of this Agreement shall be valid unless in a writing signed by the party against which the waiver is sought to be enforced. No waiver by any party of any breach of or failure of performance under this Agreement shall be deemed a continuing waiver or a waiver as to any subsequent or similar breach. This Agreement contains the entire agreement between the parties with regard to its subject matter, and supersedes all prior agreements between them pertaining to its subject matter (including, but not limited to, the Letter Agreement between AMS and QIMC dated November 30, 1990, and all memoranda executed by Hospitals pursuant to that Letter Agreement). This Agreement may be altered or amended only in a writing executed by an authorized agent for each party. Neither QIMC nor any Hospital may assign its rights or obligations hereunder, and any such purported assignment shall be void.

      10.7. Any notice under this Agreement shall be sent by U.S. Express Mail, postage prepaid, by express or overnight courier service, or by facsimile (confirmed by U.S. Express Mail, express or overnight courier service); shall be deemed given on the earlier of the date of confirmed receipt; and shall be sent to the addresses given below, or such other addresses of which any party may give notice:

      To AMS:

            APACHE Medical Systems, Inc.
            1901 Pennsylvania Avenue
            Suite 900
            Washington, D.C. 20006
            Attention:_____________________
            Facsimile No.: ________________

      To QIMC:

            Quality Information
             Management Corp.
            _______________________________
            _______________________________
            Attention:_____________________
            Facsimile No.:_________________

      To a Hospital: at the address specified in the Memorandum executed on behalf of such Hospital.

      10.8. The paragraph titles are intended solely for convenience and shall in no event affect the interpretation of this Agreement.

      The parties have executed this Agreement by their duly authorized representatives on the dates set forth below.

      Hospitals are invited to join this Agreement by completing, signing and returning to AMS the Memorandum, which will become effective upon acceptance by AMS.


Quality Information Management Corp.           APACHE Medical Systems, Inc.


By: ________________________________           By:_____________________________
                                               Gerald E. Bisbee, Jr., Ph.D.
Title:______________________________           Chairman and CEO

Dated:______________________________

                                   EXHIBIT 1

                                   MEMORANDUM

To:         APACHE Medical Systems, Inc. ("AMS")

From:

cc:         Quality Information Management Corp. ("QIMC")

Date:

Re: Joining the Service Agreement between AMS and QIMC dated ____________________, 1994 (the "Agreement")

Gentlemen:

     This institution elects to join the above-captioned Agreement as a Hospital, assuming all the rights and obligations of such a party. This institution has been provided with a copy of the Agreement, and has read and understands it. All terms and conditions contained in the Agreement are incorporated herein by reference, and are agreed to and accepted by this institution. The signature below constitutes a representation that this institution has authorized the execution of this Memorandum and is bound by the terms of the Agreement.

     Please address any and all notices to the following officer at the stated address (with telephone and facsimile numbers):

       Name of Institution:   __________________________________

       Address:               __________________________________

                              __________________________________

       Attention:             __________________________________

       Facsimile:             __________________________________

 Accepted:


APACHE Medical Systems, Inc.                  _________________________________
                                              Name of Institution

By:  ____________________________             By:______________________________

Title: __________________________             Title:___________________________

Date: ___________________________             Date:____________________________

                                   EXHIBIT 2


                        PERMITTED USES OF PATIENT FILES

                                 ATTACHMENT J

                         OUTLINE & SUPPORT MATERIALS
                                     FOR
                          CHOICE(SM) ABSTRACTOR TRAINING

                 [CLEVELAND HEALTH QUALITY CHOICE LETTERHEAD]
                        CHOICE(SM) ABSTRACTOR TRAINING
                                    DAY 1
                               8:30am - 4:00pm
                               MEDICAL/SURGICAL
                                   OUTLINE



I.      Introduction

II.     Review of Section I:
        Description of the Cleveland Health Quality Choice Program

III.    Review of Section II:
        General Information and Instructions

IV.     Review of Section III:
        Criteria for Inclusion of Patients

V.      Review of Section V:
        Medical/Surgical Data Abstraction Forms and Data Collection
        Guidelines

VI.     Closing

                 [CLEVELAND HEALTH QUALITY CHOICE LETTERHEAD]
                        CHOICE(SM) ABSTRACTOR TRAINING
                                    DAY 2
                               8:30am - 12:00pm
                                 OBSTETRICAL
                                   OUTLINE



I.      Introduction


II.     Review of Section II:
        General Information and Instructions


III.    Review of Section III:
        Criteria for Inclusion of Patients and Rules for Abstraction Form Selection


IV.     Review of Section IV:
        Obstetrical Data Abstraction Forms and Data Collection Guidelines


V.      Closing

                                 ATTACHMENT J

                                    CHOICE
                                  ABSTRACTOR
                                   TRAINING



                See Attachment M.     Manuals Used For Training Sessions.

                                 ATTACHMENT J


                                    CHOICE
                                  ABSTRACTOR
                                   TRAINING



TYPES OF SESSIONS:

1.  Training For New Abstractors

        Objective:  To review the abstraction protocols in a very
                    detailed manner.
        Frequency:  Quarterly.
        Duration:   6-8 hours, depending on the number and complexity
                    of the questions raised.
        Staff:      QIMC Staff; Michael Pine and Associates Staff as
                    needed.
        Materials:  CHOICE Abstraction Manual and Form.


2.  Update Sessions

        Objective:  To highlight and discuss changes to the abstraction form and/or manual.
                    These sessions are geared to those individuals who
                    have already attended a formal training session as
                    described in #1 above.
        Frequency:  Semi-annually.
        Duration:   3-4 hours, depending on the number and complexity
                    of the questions raised.
        Staff:      QIMC Staff; Michael Pine and Associates Staff as
                    needed.
        Materials:  CHOICE Abstraction Manual and/or Form.

3.  User's Group Sessions

        Objective:  To raise and discuss issues related to the CHOICE abstraction protocols.
        Frequency:  As requested by the abstractors.
        Duration:   3 hours or less.
        Staff:      CHOICE abstractors serve as facilitators, selected
                    either through self-appointment or peer-appointment.
                    Representatives from Quality Information Management
                    Corporation and Michael Pine and Associates (as needed) also attend.
        Materials:  Agenda prepared by facilitators.

THE QUALITY INFORMATION MANAGEMENT CORPORATION STAFF:
Dwain Harper, D.O., the QIMC's first Executive Director and chief operating officer, first became involved in the program in the summer of 1990 as chairman of the newly formed Systems Advisory Committee. He has chaired all subsequent technical committees (Interim Technical Group and Quality Information Managment Committee). Dr. Harper is a board certified osteopathic pediatrician. Dr. Harper's professional career spans twenty-five years; sixteen of which he devoted to the private practice of pediatrics in Columbus, Ohio. In 1981, he left private practice to begin a career in medical administration. His initial position as Vice President for Professional Affairs in a multi-hospital university medical center in New Jersey exposed him to the pioneering prospective program (DRGs) which eventually became the basis for federal reimbursement to hospitals. He has served as Assistant Dean and Professor of Pediatrics at the College of Osteopathic Medicine, Ohio University, and Assistant Professor of Pediatrics, College of Medicine, Ohio State University; and has been a senior executive administrator in three large health care systems. Before assuming his present position, Dr. Harper served as Executive Vice President and Chief Medical Officer for the Sisters of Charity of St. Augustine Health Network in Cleveland. He is a published author, medical educator, noted national speaker and lecturer on such topics as prospective reimbursement, medical staff/hospital relations, quality assessment, physician leadership, and healthcare reform.

Patricia Hammar, R.N., serves as the Program Manager and has been involved with the project since August 1991. As liaison among the participating hospitals' data abstractors and the three vendors, she has overseen the development and standardization of data abstraction. She developed and implemented the data auditing process that ensures the quality of data submitted through the program. She also oversees the coordination of periodic training programs for data abstractors. Previously, she served as a Registered Nurse at MetroHealth Medical Center in Cleveland, one of the leading county facilities in the country. Patricia has served as a member of the Quality Management Department where her focus was proper utilization of resources and quality of care at the facility. Ms. Hammar received her license in nursing in 1985 and her Bachelor's Degree in Business Administration from Baldwin-Wallace College in 1990. She is actively pursuing her Master's Degree in Business Administration at Kent State University.

Charlene Kolz, R.N., serves as a Data Quality Specialist for the program. Her responsibilities include the evaluation of the quality of data abstraction at the participating hospitals through medical record audits and assisting in the coordination and conduction of training and update sessions for abstractors. Previous to this position, she served as a Registered Nurse at Mt. Sinai Medical Center in various clinical areas. She also served as coordinator of a pilot program which focused on improving the utilization of transport and radiology services throughout the facility.

Charlotte Malkut, CLPN, CPHQ, serves as a Data Quality Specialist for the program. Her responsibilities include the evaluation of the quality of data abstraction at the participating hospitals through medical record audits and assisting in the coordination and conduction of training and update sessions for abstractors. Previous to this position, she was employed in the Quality Management Department at Meridia Huron Hospital where she supervised all activity related to both the CHOICE and APACHE components of the Cleveland Health Quality Choice Program. As Coordinator of Special Projects, Mrs. Malkut was also responsible for all activity related to JCAHO monitoring, medical staff QA for the Department of Medicine and served as the PRO liaison for the facility. She is currently serving as President-Elect of the Region IX association affiliate of the Ohio Association for Health Quality.

Gary Rosenthal, M.D., provides technical support to the staff, physician advisory panels, technical committees, and governing body. As the program's outcomes research consultant, he has overseen the development and implementation of newly designed risk-adjustment systems and has been instrumental in developing formats for the comparative reports. Dr. Rosenthal possesses expertise in outcomes research methodologies, hospital quality improvement, and in clinical medicine. He is a full-time faculty member of the Case Western Reserve University School of Medicine and a practicing internist at the Cleveland VA Medical Center. He is the author of 10 peer-reviewed publications in the area of clinical Epidemiology and health service research. His research includes the development of severity of illness measures, identification of patient characteristics affecting hospital mortality and resource utilization, and the reorganization of health care delivery systems to optimize patient outcomes. He is a principle investigator on research studies funded by the NIH and the Robert Woods Johnson Foundation.


Lynne Way, M.B.A., is the program's chief data analyst and is responsible for management and reporting of the project's data. Ms. Way was previously employed as a statistician and systems consultant at the Case Western Reserve University School of Medicine. In this position, she was responsible for data analysis, project management, and quality improvement initiatives. She also assisted researchers in publishing scientific findings, as well as serving as co-author on some scientific papers. She has earned her B.S. in Mathematics and Statistics from Miami University and her M.B.A. from Weatherhead School of Management, Case Western Reserve University, concentrating in Health Systems Management and Management Policy.

MICHAEL PINE AND ASSOCIATES' QUALITY MANAGEMENT CONSULTANTS

Michael Pine, M.D., M.B.A., President of the firm, is a Fellow of the American College of Physicians and the American College of Cardiology. He has been on the medical faculties of Harvard, the University of California at Irvine, the University of Cincinnati, and the University of Chicago. Before founding Michael Pine and Associates, Dr. Pine was Project Manager for Clinical Indicators for the Joint Commission on Accreditation of Healthcare Organizations' Agenda for Change. He also has directed a statewide pilot peer review organization for the Veterans Administration and served as chief of cardiology at a 350-bed tertiary care center. He is a graduate of Harvard Medical School and the University of Cincinnati School of Business.
Richard R. Balsamo, M.D., J.D., Vice-President, Medical Quality, has successfully applied a variety of state-of-the art quality monitoring techniques and strategies to both inpatient and ambulatory care. Dr. Balsamo is board-certified in internal medicine and a member of the Illinois Bar. A practicing physician for twelve years, he also has been the medical director responsible for quality of care in a large metropolitan area HMO. His management responsibilities have included supervising a large multispecialty teaching clinic and developing clinical policies and procedures to reduce liability risk.
Marija J. Norusis, Ph.D., M.P.H., Consultant in Data Analysis and Systems Design, has extensive practical experience in applying sophisticated mathematic techniques to difficult problems in the health care field. She is nationally prominent as the author of more than a dozen manuals on statistical methods and on the statistical software SPSS, which she helped to develop. Dr. Norusis has been Associate Professor and Senior Biostatistician in the Section of Epidemiology and Biostatistics of Rush-Presbyterian St. Luke's Medical Center in Chicago and Senior Statistician and Technical Director of SPSS, Inc. She earned her graduate degrees at the University of Michigan.

Barbara L. Jones, M.A., Director of Data Systems Development, is expert both in developing new systems for data collection and processing and in maximizing the usefulness of clinical outcome data from current sources. She has developed data processing formats and programs for special studies of public and institutional data for a variety of clients of Michael Pine and Associates. She has been Senior Research Associate and Project Director for the Annual Survey of Dental Practice at the American Dental Association. She was Data Management Coordinator for the Department of Endocrinology, Northwestern Medical School, and Chief of Data Management of the Social Psychiatry Study Center at the University of Chicago. She also was an applications programmer/analyst at the National Opinion Research Center.

                           CONFIDENTIALITY AGREEMENT

         THIS CONFIDENTIALITY AGREEMENT is entered into as of this ___ day of _____ 199_, between [Owner of Data], a _________________ ("[Owner]"), and [User
of Data, a________________________ ("[User]").

                                  WITNESSETH:
         WHEREAS, Owner is a________________, and owns or has all required rights to use certain data, methodologies, scoring systems, databases, equations, patient variables, co-efficient codes and supporting documentation incorporated into an outcome determination predictive system (collectively, the "System");
         WHEREAS Owner and User have agreed pursuant to that certain Licensing Agreement dated concurrently herewith (the "Licensing Agreement") to allow User access to the System under certain terms and conditions, including User's execution and delivery to Owner of this Confidentiality Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

         1. Confidentiality. User and its officers, directors, agents, employees and representatives (collectively, "Representatives"), hereby agree that the System, and all incorporated elements and data therein (collectively, the "Confidential Information"), will be kept confidential and will not, without the prior written consent of Owner, be disclosed, directly or indirectly, to any third party, in any manner whatsoever, in whole or in part, unless (i) User reasonably determines that such individuals have a need to know such Confidential Information for the purposes of performing their responsibility as allowed under the Licensing Agreement; and (ii) such individuals agree in writing to be bound by the terms of this Agreement. User will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the System.

         2. Disclosure of Confidential Information. Without the prior written consent of Owner, neither User nor any of its Representatives will disclose to any other person or entity that the System has been made available or any of the terms, conditions or other facts with respect to the System.

         3. Limitation. The obligations imposed upon User herein shall not apply to Confidential Information that becomes generally available or known to the public through no act of User or a Representative, or which is released pursuant to the binding order of a government agency or a court.

         4. Enforcement of Agreement. User agrees that Owner shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, User agrees further to reimburse Owner for any expenses, attorneys fees and other costs incurred by Owner in connection with the enforcement of this Agreement if Owner is successful in such action. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by Owner.

         5. Noninterference. User agrees not to interfere with the relationship between Owner and any hospital or any other third party.

         6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

         (a)     If to Owner, to:

                 [Name]
                 [Address]
                 [City, State Zip Code]

         with a copy to:

                 [Attorney]
                 [Firm]
                 [Address]
                 [City, State Zip Code]

         (b)     If to User:

                 [Name]
                 [Address]
                 [City, State Zip Code]
         with a copy to:

                 [Attorney]
                 [Firm]
                 [Address]
                 [City, State Zip Code]


         6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same document.

         6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of _________ applicable to contracts made and to be performed entirely within such State.

         6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

         6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by Owner and User and the parities have taken all necessary corporation action required hereunder.

         6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

         6.8 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.

         6.9 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

         6.10 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that User shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by Owner.

         6.11 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by Owner from User shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

         6.12 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

         6.13 Integration. The parties hereto acknowledge that they have read this agreement in its entirely and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                        [OWNER]



                                        BY:___________________________

                                        Its:__________________________

                                                [USER]



                                                BY:
                                                   ----------------------

                                                Its:
                                                    -------------------

                                 ATTACHMENT K


                               CONFIDENTIALITY
                                  REGARDING
                                  PUBLISHING

                                 Attachment K


                     Hospitals with CHOICE Coefficients:


                         Cleveland Clinic Foundation


                         EMH Regional Medical Center


                               Geauga Hospital


    Health Cleveland (Fairview General Hospital & Lutheran Medical Center)


                             Lake Hospital System


                              Lakewood Hospital


                            Meridia Health System


                          MetroHealth Medical Center


                       Parma Community General Hospital


                 Southwest Community Health System & Hospital


                        St. Vincent Charity Hospital


                      University Hospitals of Cleveland

CLEVELAND
HEALTH                        January 28, 1994
QUALITY
CHOICE


Floyd D. Loop, M.D.
Chairman, Board of Governors
Cleveland Clinic Foundation
9500 Euclid Avenue
Cleveland, Ohio 44195

Dear Fred:

You have requested the custody and use of the coefficients for the CHOICE(SM) and NCG Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  The Coefficients for NCG Medical/Surgical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc:  Robert Kay, M.D.
     John Clough, M.D.
     Thomas Keys, M.D.
     Gerry Beck, Ph.D.
     Eric Christiansen

CLEVELAND
HEALTH                        March 17, 1993
QUALITY
CHOICE

Floyd D. Loop, M.D.
Chairman, Board of Governors
The Cleveland Clinic Foundation
9500 Euclid Avenue
Cleveland, Ohio 44195

RE:     CHOICE(SM) Coefficients

Dear Fred:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the CHOICE(SM)
   Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Greater Cleveland Health Quality Choice Mortality
   Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
- - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,



                                  /s/ Dwain L. Harper
                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:  Robert Kay, M.D.
     Thomas Keys, M.D.

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 16th Day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS; the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS; QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Floyd D. Loop, M.D.
                Executive Vice President
                The Cleveland Clinic Foundation
                9500 Euclid Ave.
                Cleveland, OH.  44195

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                THE CLEVELAND CLINIC FOUNDATION
                                -------------------------------

/s/[Signature Illegible]        By: /s/ Floyd D. Loop, M.D.
- ------------------------            ---------------------------
                                    ---------------------------
                                     Executive Vice President

                                  EXHIBIT A


HOSPITAL NAME:  The Cleveland Clinic Foundation
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   Floyd D. Loop, M.D.
                         ----------------------------------

                     2.   Robert Kay, M.D.
                         ----------------------------------

                     3.   Thomas Keys, M.D.
                         ----------------------------------

                     4.
                         ----------------------------------



                              /s/ Floyd D. Loop
                         ----------------------------------
                              Chief Executive Officer

CLEVELAND
HEALTH                        February 11, 1994
QUALITY
CHOICE


Mr. James Keegan
President & CEO
EMH Regional Medical Center
630 East River Street
Elyria, Ohio 44035


Dear Jim:

You have requested the custody and use of the coefficients for the CHOICE(SM) and NCG Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  The Coefficients for NCG Medical/Surgical Models;
- -  The Coefficients for NCG Obstetrical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  ---------------------
                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc:  Mary Wnek
     Kathy O'Connor

                          CONFIDENTIALITY AGREEMENT


        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 24 day of January, 1994, between Quality Information Management Corporation, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").

                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS, QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114
        (b)  If to the Hospital, to:

                James L. Keegan CEO
                EMH Regional Medical Center
                630 E. River Street
                Elyria, Ohio 44035

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith Spada                By: /s/ Dwain L. Harper
- ----------------                    ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                -------------------------------

/s/ Katy Arcaro                 By: /s/ James L. Keegan
- ---------------                 ---------------------------
                                Its: President & CEO
                                ---------------------------

                                  EXHIBIT A


HOSPITAL NAME:
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   Dr. Richard Kepple - Medical Director
                         --------------------------------------

                     2.   Mrs. Mary Wnek, Director - DA
                         --------------------------------------

                     3.
                         --------------------------------------

                     4.
                         --------------------------------------




                         -------------------------------------
                              Chief Executive Officer

CLEVELAND
HEALTH                        January 4, 1994
QUALITY
CHOICE


Mr. Richard Frenchie
President & CEO
Geauga Hospital
13207 Ravenna Road
Chardon, Ohio 44024

Dear Mr. Frenchie:

You have requested the custody and use of the coefficients for the CHOICE(SM), NCG Medical/Surgical and NCG Obstetrical Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  The Coefficients for NCG Medical/Surgical Models;
- -  The Coefficients for NCG Obstetrical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  ---------------------
                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc:  Sally Klock

CLEVELAND
HEALTH
QUALITY
CHOICE
                                  March 14, 1993



Mr. Richard J. Frenchie
President and CEO
Geauga Hospital
13207 Ravenna Road
Chardon, Ohio 44024

RE: CHOICE(SM) Coefficients

Dear Richard:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the CHOICE(SM) Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
- - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined
   Data;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  ---------------------
                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:  Dr. Bruce Andreas
     Jeff Driver

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 5th day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS, QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Mr. Jeff Driver
                Director, Risk Management
                Geauga Hospital
                13207 Ravenna Road
                Chardon, Ohio  44024

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 --------------------------------------
                                Its:  Executive Director
                                    --------------------------------------


                                THE CLEVELAND CLINIC FOUNDATION
                                ------------------------------------------


                                By: /s/ Richard Frenchie
- -------------------                 --------------------------------------
                                Its: President and Chief Executive Officer
                                    --------------------------------------
                                     3-5-93

                                  EXHIBIT A


HOSPITAL NAME:  GEAUGA HOSPITAL
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   Mr. Richard Frenchie
                         ----------------------------------

                     2.   Dr. Bruce Andreas
                         ----------------------------------

                     3.   Mr. Jeff Driver
                         ----------------------------------

                     4.
                         ----------------------------------


                              /s/ Richard Frenchie
                              Mr. Richard Frenchie
                         ----------------------------------
                              Chief Executive Officer

CLEVELAND
HEALTH                        January 4, 1994
QUALITY
CHOICE


Mr. Thomas LaMotte
President & CEO
Health Cleveland
18101 Lorain Avenue
Cleveland, Ohio 44111

Dear Mr. Lamotte:

You have requested the custody and use of the coefficients for the CHOICE(SM), NCG Medical/Surgical and NCG Obstetrical Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  The Coefficients for NCG Medical/Surgical Models;
- -  The Coefficients for NCG Obstetrical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc: Carmen Santin
    Mary Coon
    Patricia Kach
    Sandy Richards
    Kathy George
    Anita Woodward

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 6th Day of JANUARY, 1994, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS; the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS; QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Thomas LaMotte, Pres. & CEO
                Health Cleveland, Inc.
                18101 Lorain Avenue
                Cleveland, Ohio 44111

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION

/s/Judith M. Spada              By:  /s/ Dwain L. Harper
- ------------------                   -----------------------------------
                                Its: Executive Director
                                     ------------------------------------

                                HEALTH CLEVELAND INC.
                                ----------------------------------------

/s/ [Signature Illegible]       By:  /s/ Thomas LaMotte
- ------------------------             -----------------------------------
                                     -----------------------------------

                                  EXHIBIT A


HOSPITAL NAME:  Fairview General Hospital/Lutheran Medical Center
              ---------------------------------------------------
                (Health Cleveland, Inc.)


The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


          1.   Carmen Santin, Assoc. VP Quality Mgmt.
              -----------------------------------------------------------

          2.   Mary Coon, Director-Quality Mgmt.
              -----------------------------------------------------------
               Patricia Kach, Director-Health Information Services
          3.   Sandy Richards, Asst. Director-Health Information Services
              -----------------------------------------------------------
               Kathy George, Director-Medical Records
          4.   Anita Woodward, Director-Customer Relations
              -----------------------------------------------------------



                   /s/ Thomas LaMotte
              ----------------------------------
                   Chief Executive Officer
                   Thomas LaMotte

CLEVELAND
HEALTH                        May 24, 1993
QUALITY
CHOICE


Mr. Gary Campbell
President and CEO
Lake Hospital System
Washington at Liberty
Painesville, Ohio  44077

RE:  CHOICE(SM) Coefficients

Dear Gary:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the CHOICE(SM) Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
- - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  ---------------------
                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:  Vicki Edick
     Ferole Minns
     Ben Orris
     Lynette Becks

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 25th day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS, QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                   Vicki L. Edick
                   Corporate Information & Quality Officer
                   10 E. Washington Street
                   Painesville, Ohio  44077

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written; for as long as Lake Hospital System participates in the Cleveland Health Quality Choice Program.

WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Spada             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                LAKE HOSPITAL SYSTEM
                                -------------------------------

/s/ Lillian E. Garry            By: /s/ Gary Campbell
- --------------------                ---------------------------
                               Its: CEO
                                    ---------------------------

                                  EXHIBIT A


HOSPITAL NAME:  LAKE HOSPITAL SYSTEM, INC.
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                 TO THE FOLLOWING HOSPITAL REPRESENTATIVES
                 NAME:

                     1.       Vicki Edick
                         ----------------------------------

                     2.       Ferole Minns
                         ----------------------------------

                     3.       Ben Orris
                         ----------------------------------

                     4.       Lynette Becks
                         ----------------------------------


                 I HAVE REVIEWED THE CONTRACT AND AGREE TO ABIDE BY
                 ITS TERMS:
                     1.   /s/ Vicki Edick
                         ----------------------------------

                     2.   /s/ Ferole Minns
                         ----------------------------------

                     3.   /s/ Ben Orris
                         ----------------------------------

                     4.   /s/ Lynette Becks
                         ----------------------------------

                          /s/ Gary Campbell
                         ----------------------------------
                          Chief Executive Officer

CLEVELAND
HEALTH                        January 4, 1994
QUALITY
CHOICE


Mr. Jules Bouthillet
President & CEO
Lakewood Hospital
14519 Detroit Avenue
Lakewood, Ohio 44107


Dear Mr. Bouthillet:

You have requested the custody and use of the coefficients for the CHOICE(SM), NCG Medical/Surgical and NCG Obstetrical Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  The Coefficients for NCG Medical/Surgical Models;
- -  The Coefficients for NCG Obstetrical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc:  Paul Sahney
     James Stewart, M.D.
     Joan Novak
     Robert Sousek
     Virginia Ledger

CLEVELAND
HEALTH                        August 2, 1993
QUALITY
CHOICE


Mr. Jules Bouthillet
President and CEO
Lakewood Hospital
14519 Detroit Avenue
Lakewood, Ohio 44107

RE: CHOICE(SM) Coefficients


Dear Mr. Jules:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality
Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following:

     -    Requirements for Receipt of the CHOICE(SM) Coefficients;
     -    A signed copy of the Confidentiality Agreement;
     - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
     - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combine Data;
     - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     -    Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:  Paul Sahney
     James Stewart, M.D.
     Joan Novak
     Robert Sousek
     Virginia Ledger

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this __ day of July, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS, QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Paul Sahney, VP/CFO
                Lakewood Hospital
                14519 Detroit Avenue
                Lakewood, OH  44107

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                LAKEWOOD HOSPITAL
                                -------------------------------

                                By: /s/ Paul Sahney
- --------------                      ---------------------------
                                Its: VP/CFO     7/29/93
                                    ---------------------------

                                  EXHIBIT A


HOSPITAL NAME:  LAKEWOOD HOSPITAL
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                          COEFFICIENTS DISCLOSED
                TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                   1.   Paul Sahney, V.P./C.F.O.
                       ----------------------------------

                   2.   James L. Stewart M.D., V.P./Medical Affairs
                       ----------------------------------

                   3.   Joan Novak, Director Quality Assurance
                       ----------------------------------

                   4.   Robert L. Sousek, Director Business Analysis & Planning
                       ----------------------------------

                   5.   Virginia Ledger, Financial Analyst
                       ----------------------------------


                            /s/ Jules Bouthillet
                       ----------------------------------
                            Chief Executive Officer

                 [CLEVELAND HEALTH QUALITY CHOICE LETTERHEAD]
                               January 13, 1994



Mr. Michael McMillan
Sr. V.P., Planning & Marketing
Meridia Health System
6700 Beta Drive
Mayfield Village, Ohio 44143


Dear Mr. McMillan:

Per Katie Wilson's request, I am forwarding to you copies of the coefficients for the CHOICE(SM), NCG Medical/Surgical and NCG Obstetrical Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program. If you have any questions, please do not hesitate to contact us.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc:  Gary Robinson
     Katie Wilson

CLEVELAND
HEALTH                        March 12, 1993
QUALITY
CHOICE


Mr. Richard J. McCann
President and CEO
Meridia Health System
6700 Beta Drive
Mayfield Village, Ohio 44143

RE:     CHOICE(SM) Coefficients

Dear Richard:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:
     -  Requirements for Receipt of the CHOICE(SM)
        Coefficients;
     -  A signed copy of the Confidentiality Agreement;
     - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
     - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,

                                  /s/ Dwain L. Harper
                             Dwain L. Harper, D.O.
                              Executive Director




Enclosures
cc:  Michael McMillan
     Lori Zindel
     Dr. Edward Sivak
     Judy Malasky

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 9th day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS, QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Michael C. McMillan
                Meridia Health System
                6700 Beta Drive
                Mayfield Village, OH  44143

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                  Meridia Health System
                                -------------------------------

                                     /s/ Richard J. McCann

                                By:   Richard J. McCann
- --------------                      ---------------------------
                                Its:  President and Chief Executive Officer
                                    ---------------------------------------

                                  EXHIBIT A


HOSPITAL NAME:
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   Michael C. McMillan
                         ----------------------------------

                     2.   Lori Zindel
                         ----------------------------------

                     3.   Dr. Edward Sivak
                         ----------------------------------

                     4.   Judy Malasky
                         ----------------------------------


                              /s/ Richard J. McCann
                         ----------------------------------
                              Chief Executive Officer

                 [CLEVELAND HEALTH QUALITY CHOICE LETTERHEAD]



                                March 12, 1993



Mr. Henry E. Manning
President and CEO
The MetroHealth System
2500 MetroHealth Drive
Cleveland, Ohio 44109-1998

RE:  CHOICE(SM) Coefficients

Dear Henry:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality
Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following:

    -   Requirements for Receipt of the CHOICE(SM) Coefficients;
    -   A signed copy of the Confidentiality Agreement;
    - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
    - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I and II Combined Data;
    -   The Greater Cleveland Health Quality Choice Length of
        Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
    -   Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper
                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:  Dr. Thomas Helmrath
     Jan Hoffman

                          CONFIDENTIALITY AGREEMENT


        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 5 Day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").

                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and
        WHEREAS, QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;
        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Thomas Helmrata, M.D.
                The MetroHealth System
                2500 MetroHealth Drive
                Cleveland, Ohio  44109-1998

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------

                                    THE METROHEALTH SYSTEM
                                -------------------------------

/s/[Signature illegible]        By: /s/ Henry Manning
- ------------------------            ---------------------------
                                Its:    Pres./CEO
                                      -------------------------

                                  EXHIBIT A


HOSPITAL NAME:  MetroHealth Medical Center
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES

                     1.   Jan Hoffman
                         ----------------------------------

                     2.   Dr. Thomas Helmrata M.D.
                         ----------------------------------

                     3.
                         ----------------------------------

                     4.
                         ----------------------------------



                              /s/ Henry Manning
                         ----------------------------------
                              Chief Executive Officer

CLEVELAND
HEALTH                        January 4, 1994
QUALITY
CHOICE


Mr. Thomas Selden
President & CEO
Parma Community General Hospital
7007 Powers Boulevard
Parma, Ohio 44129

Dear Mr. Selden:

You have requested the custody and use of the coefficients for the CHOICE(SM), NCG Medical/Surgical and NCG Obstetrical Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:

- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  The Coefficients for NCG Medical/Surgical Models;
- -  The Coefficients for NCG Obstetrical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director




DLH/jms
Enclosures
cc:  Pat Ruflin
     Rick Floyd
     Paul Schneider

CLEVELAND
HEALTH                        April 27, 1993
QUALITY
CHOICE


Mr. Thomas Selden
Administrator/CEO
Parma Community General Hospital
7007 Powers Boulevard
Parma, Ohio 44129

RE:  CHOICE(SM) Coefficients

Dear Tom:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following:
     -  Requirements for Receipt of the CHOICE(SM) Coefficients;
     -  A signed copy of the Confidentiality Agreement;
     - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
     - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:   Richard Floyd
      Sheryl Roller
      Patricia Moore

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 27th Day of April, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS; the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS; QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                PATRICIA MOORE
                PARMA COMMUNITY GENERAL HOSPITAL
                7007 POWERS BOULEVARD
                PARMA, OHIO  44129

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Spada             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                PARMA COMMUNITY GENERAL HOSPITAL
                                --------------------------------

/s/ Kathleen N. Leickly         By: /s/ THOMAS SELDEN
- -----------------------             ---------------------------
                                Its: ADMINISTRATOR/CHIEF EXECUTIVE OFFICER
                                    --------------------------------------

                                  EXHIBIT A


HOSPITAL NAME:  Parma Community General Hospital
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. PLEASE LIST THE NAMES OF EACH REPRESENTATIVE BELOW:

                                COEFFICIENTS DISCLOSED
                      TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                                 PARMA COMMUNITY GENERAL HOSPITAL

                     1.   THOMAS SELDEN
                          ----------------------------------------

                     2.   RICHARD FLOYD
                         ----------------------------------------

                     3.   SHERYL L. ROLLER
                         ----------------------------------------

                     4.   PATRICIA MOORE
                         ----------------------------------------



                                /s/ Thomas L. Selden
                         ----------------------------------
                               Chief Executive Officer

CLEVELAND
HEALTH                        March 12, 1993
QUALITY
CHOICE


Mr. Jon L. Schurmeier
President and CEO
Southwest Community Health System
  & Hospital
18697 East Bagley Road
Middleburg Heights, Ohio 44130

RE:  CHOICE(SM) Coefficients

Dear Jon:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following:
     -  Requirements for Receipt of the CHOICE(SM) Coefficients;
     -  A signed copy of the Confidentiality Agreement;
     - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
     - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director




Enclosures
cc:  Arvind Salvekar

CLEVELAND
HEALTH                        January 4, 1994
QUALITY
CHOICE


Mr. L. Jon Schurmeier
President & CEO
Southwest General Hospital
18697 Bagley Road
Middleburg Heights, Ohio 44130-3497

Dear Mr. Schurmeier:

You have requested the custody and use of the coefficients for the CHOICE(SM), Risk-Adjustment Models developed for the Cleveland Health Quality Choice Program.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following documents:
- -  Requirements for Receipt of the Coefficients;
- -  A signed copy of the Confidentiality Agreement;
- - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
- -  The Coefficients for CHOICE(SM) Medical/Surgical Models;
- -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director



DLH/jms
Enclosures
cc:  Arvind Salvekar

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 8th Day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS; QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114
        (b)  If to the Hospital, to:  Southwest General

                 /s/ L. Jon Schurmeier
                -----------------------------
                President/CEO
                -----------------------------
                18697 Bagley Road
                -----------------------------
                Middleburg Hts. 44130
                -----------------------------

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                QUALITY INFORMATION MANAGEMENT CORPORATION

                                WITNESS:

/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------


                                SOUTHWEST GENERAL HOSPITAL
                                -------------------------------


                                By: /s/ L. John Schurmeier
- --------------                      ---------------------------
                                Its: President/CEO
                                    ---------------------------

                                  EXHIBIT A


HOSPITAL NAME:  SOUTHWEST GENERAL
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:
                                                 COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   /s/ Arvind Salvekar, [Title Illegible]
                         ----------------------------------------

                     2.
                         ----------------------------------

                     3.
                         ----------------------------------

                     4.
                         ----------------------------------



                              /s/ L. Jon Schurmeier
                         ----------------------------------
                              Chief Executive Officer

CLEVELAND
HEALTH                        August 25, 1993
QUALITY
CHOICE


Mr. Samuel Turner
President and CEO
St. Vincent Charity Hospital
2351 East 22nd Street
Cleveland, Ohio 44115

RE:  CHOICE(SM) Coefficients

Dear Mr. Turner:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following:
     -  Requirements for Receipt of the CHOICE(SM) Coefficients;
     -  A signed copy of the Confidentiality Agreement;
     - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
     - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combine Data;
     - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director



DLH/jmw
Enclosures
cc:  Joseph Sopko, M.D.
     Catherine Keating, M.D.
     Benjamin Reichstein, M.D.
     Rosemary Pinczuk, R.N.
     Debbie Billie

                          CONFIDENTIALITY AGREEMENT


        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 25 day of August, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").

                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS, the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and
        WHEREAS QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;
        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                   Mr. Samuel H. Turner
                   St. Vincent Charity Hospital
                   2351 E. 22nd Street
                   Cleveland, OH  44115

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 --------------------------------------
                                Its:  Executive Director
                                    --------------------------------------


                                St. Vincent Charity Hospital
                                ------------------------------------------


                                By: /s/ Samuel H. Turner
- -------------------                 --------------------------------------
                                Its: President and Chief Executive Officer
                                    --------------------------------------

                                  EXHIBIT A


HOSPITAL NAME:  St. Vincent Charity Hospital
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:
                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   Dr. J. Sopko, Dir., Dept. of Medicine
                         ---------------------------------------

                     2.   Dr. C. Keating, Assoc. Dir., Dept. of Medicine
                         ------------------------------------------------

                     3.   Dr. E. Reichstein, Dir. Gen. & Trauma Surgery
                         -----------------------------------------------

                     4.   R. Pinczuk, R.N. Admin. Qual. Management
                         -----------------------------------------
                          D. Billie, Dir. Medical Records


                              /s/ Samuel H. Turner
                         ----------------------------------
                              Chief Executive Officer

CLEVELAND
HEALTH                        March 15, 1993
QUALITY
CHOICE


Ms. Farah Walters
President and CEO
University Hospitals
2074 Abington Road
Cleveland, Ohio 44106

RE:  CHOICE(SM) Coefficients

Dear Farah:

You have requested the custody and use of the coefficients for the CHOICE(SM) risk adjustment system developed for the Cleveland Health Quality Choice Program by Michael Pine and Associates, Inc.

Our records indicate that your organization has met all of the obligations required by the Board of Trustees of the Quality Information Management Corporation to receive the coefficients.

This packet contains the following:
     -  Requirements for Receipt of the CHOICE(SM) Coefficients;
     -  A signed copy of the Confidentiality Agreement;
     - A copy of the QIMC Board of Trustees' Resolution pertaining to the release and use of the coefficients;
     - The Greater Cleveland Health Quality Choice Mortality Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     - The Greater Cleveland Health Quality Choice Length of Stay Models Analysis (including coefficients and patient variables) of Wave I & II Combined Data;
     -  Information regarding the QIMC Data Analyses Services.

If you have any questions, please do not hesitate to call me.


                                  Sincerely,


                                  /s/ Dwain L. Harper

                                  Dwain L. Harper, D.O.
                                   Executive Director



Enclosures
cc:  M. Orry Jacobs
     Terry Hammons, M.D.
     Robert Post, M.D.
     Manny Balmore, Ph.D.

                          CONFIDENTIALITY AGREEMENT



        THIS CONFIDENTIALITY AGREEMENT is entered into as of this 15th Day of March, 1993, between Quality Information Management Systems, Inc., an Ohio not-for-profit corporation ("QIMC"), and the hospital signatory hereto (the "Hospital").


                                 WITNESSETH:


        WHEREAS, QIMC is a corporation formed by certain local businesses and hospitals and other health care providers, including, without limitation, the Hospital (together, the "Participating Hospitals"), to encourage cooperative efforts to improve the quality of health care available in Cleveland and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and the Participating Hospitals are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-Efficients"); and

        WHEREAS, the parties hereto desire that QIMC continue to receive directly from the Hospital all data as may be required in connection with the Project (the "Data") and QIMC has and shall retain title to the Data; and

        WHEREAS; the Hospital has requested QIMC provide the Hospital copies of the Co-Efficients to permit the Hospital to analyze information specific to its operations; and

        WHEREAS; QIMC is willing to share the Co-Efficients with the Hospital subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. The Hospital, and the Hospital's agents, employees and representatives (the "Representatives"), hereby agree that the Co-Efficients and the Data interpreted with the use of the Co-Efficients will be kept confidential and will not, without the prior written consent of QIMC, be disclosed directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by the Hospital or its Representatives for any purpose other than evaluating the Co-Efficients and all Data produced by the Co-Efficients. More-over, the Hospital agrees to provide the Co-Efficients only to Representatives who need to know the Co-Efficients for the purpose of evaluating the Data, who are informed of the confidential nature of the Co-Efficients and who are provided with a copy of, and agree to be bound by the terms of, this Agreement. The Hospital agrees to notify QIMC prior to delivery or disclosure of the Co-Efficients to its Representatives, as to the identity of such Representatives. The Hospital will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients.

        2.  Disclosure of Confidential Information.

            (a) Without the prior written consent of QIMC, neither the Hospital nor any of its Representatives will disclose to any other person or entity that the Co-Efficients have been made available or any of the terms, conditions or other facts with respect to the Project, except as required by law and then only with written notice to QIMC.

            (b) This Agreement shall not apply in the event the Co-Efficients are or become generally available to the public other than as a result of any breach of this Agreement by the Hospital or its Representatives.

        3. Enforcement of Agreement. The undersigned agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, removal from the Project and the right to participate in the Project in the future. The Hospital agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        4. Title to Data. QIMC shall at all times retain, and the Hospital hereby grants to QIMC, all right, title and interest in and to the Data. The Hospital agrees to take all action necessary or appropriate to transfer title in and to the Data to QIMC. Notwithstanding anything contained herein to the contrary, QIMC shall provide the Hospital access to the Data supplied by the Hospital.

        5.  Noncompetition/Noninterference.

            5.1 Noncompetition. The Hospital agrees, without the prior written consent of QIMC, not to (A) develop, sell, distribute or perform services in competition with QIMC or the Project or to directly or indirectly use the Co-Efficients in a manner which is not in the best interest of the Project; or

(B) directly or indirectly own, manage, operate or control any entity or person that performs services in direct or indirect competition with the Project or QIMC.

            5.2 Noninterference. The Hospital agrees not to interfere with the relationship between QIMC and any other Participating Hospital or any other third party.

        6.  Miscellaneous Provisions.

            6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)  If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, Ohio  44115

             with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                Suite 1800
                800 Superior Avenue
                Cleveland, Ohio 44114

        (b)  If to the Hospital, to:

                Mr. M. Orry Jacobs
                Senior Vice President - Strategic Planning
                University Hospitals of Cleveland
                2074 Abington Road
                Cleveland, Ohio  44106

             6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

             6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

             6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

                6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

                6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and the Hospital and the parties have taken all necessary corporate action required hereunder.

                6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

                6.8 Indemnification. The Hospital agrees to protect, defend, indemnify and hold harmless QIMC and its officers, trustees, employees and other representatives from and against any and all costs (including all reasonable attorneys' fees), expenses, claims, demands, causes of action, damages and judgments arising from the distribution by the Hospital or its agents, employees or representatives of the Co-Efficients.

                6.9 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto, which such consent shall not be unreasonably withheld.

                6.10 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

                6.11 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that the Hospital shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

                6.12 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from the Hospital shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

                6.13 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

                6.14 Integration. The parties hereto acknowledge that they have read this Agreement in its entirety and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

WITNESS:                        QUALITY INFORMATION MANAGEMENT
                                CORPORATION


/s/ Judith M. Werle             By: /s/ Dwain L. Harper
- -------------------                 ---------------------------
                                Its:  Executive Director
                                    ---------------------------

                                 /s/ M. Orry Jacobs
                                -------------------------------

/s/ Elaine L. Allen             By:  M. Orry Jacobs
- --------------------                 ---------------------------
                                Its: Senior Vice President
                                    ---------------------------
                                     Strategic Planning

                                  EXHIBIT A


HOSPITAL NAME:  University Hospitals of Cleveland
              -----------------------------------------------



The Confidentiality Agreement requires hospital's to disclose to the QIMC the identity of representatives who have received the coefficients. Please list the names of each representative below:

                            COEFFICIENTS DISCLOSED
                  TO THE FOLLOWING HOSPITAL REPRESENTATIVES


                     1.   M. Orry Jacobs
                         ----------------------------------

                     2.   Terry Hammons, M.D.
                         ----------------------------------

                     3.   Robert Post, M.D.
                         ----------------------------------

                     4.   Manny Bellmore, Ph.D.
                         ----------------------------------



                              /s/ M. Orry Jacobs
                         ----------------------------------
                         for Chief Executive Officer

                                 ADDENDUM #1


                                   AMS-QIMC
                               CONFIDENTIALITY
                                  AGREEMENT

                          CONFIDENTIALITY AGREEMENT

        THIS CONFIDENTIALITY AGREEMENT is entered into as of this ___ day of January, 1994, between Quality Information Management Corporation, an Ohio nonprofit corporation ("QIMC"), and APACHE Medical Systems, Inc., a Delaware corporation ("APACHE").

                                 WITNESSETH:


        WHEREAS, QIMC is a membership corporation formed by certain local businesses and health care organizations to encourage cooperative efforts to improve the quality of health care available in Cleveland, Ohio and surrounding areas (the "Project"); and

        WHEREAS, in connection with the Project, QIMC and hospitals participating in the Project ("Participating Hospitals") are collecting and compiling data and related information regarding quality of care and patient satisfaction at the Participating Hospitals, and QIMC has developed or licensed from third parties specific patient variables and co-efficients codes allowing the data collected from the Participating Hospitals to be analyzed and compared based upon similar assumptions (the "Co-efficients");

        WHEREAS QIMC and Apache are presently negotiating the terms of a prospective business relationship and, in connection with such negotiations, APACHE has requested QIMC to provide copies of the Co-Efficients, patient variables, and certain other information and data (all of which are collectively referred to herein as the "Data") to permit APACHE to analyze information specific to the models developed by QIMC in connection with the Project; and

        WHEREAS, QIMC is willing to share the Data with APACHE subject to the terms and conditions contained herein;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Confidentiality. APACHE and its agents, employees and representatives (the "Representatives"), hereby agree that the Data will be kept confidential and will not, without the prior written consent of QIMC, be disclosed by them directly or indirectly to any third party, in any manner whatsoever, in whole or in part, and will not be used by APACHE or its Representatives for any purpose other than evaluating the Co-Efficients and models. Moreover, APACHE agrees to provide the Co-Efficients and Data only to Representatives who APACHE reasonably believes need to know the Co-Efficients and Data for the purpose of evaluating the models, who are informed of the confidential nature of the Co-Efficients and Data and who are provided with a copy of, and agree in writing to be bound by the terms of, this Agreement. APACHE will be responsible for any breach of this Agreement by its Representatives, and agrees, at its expense, to take all reasonable measures to restrain its Representatives from unauthorized disclosure or use of the Co-Efficients or Data.

        2. Disclosure of Confidential Information. Without the prior written consent of QIMC, neither APACHE nor any of its Representatives will disclose to any other person or entity that the Co-Efficients or Data have been made available or any of the terms, conditions or other facts with respect to the Project.

        3. Limitation. The obligations imposed upon Apache herein shall not apply to Confidential Information that becomes generally available or known to the public through no act of Apache or a Representative, or which is released pursuant to the binding order of a government agency or a court.

        4. Enforcement of Agreement. APACHE agrees that QIMC shall be entitled to equitable relief, including, without limitation, by injunction or specific performance, APACHE agrees further to reimburse QIMC for any expenses, attorneys fees and other costs incurred by QIMC in connection with the enforcement of this Agreement if QIMC is successful in such action. Such remedies shall not be deemed to be exclusive, but shall be in addition to all other remedies available at law or in equity, including a claim for lost profits and other actual and consequential damages suffered by QIMC.

        5. Noninterference. APACHE agrees not to interfere with the relationship between QIMC and any Participating Hospital or any other third party.

        6.1 Notices. All notices and other communications required by this Agreement shall be in writing and shall be deemed given if delivered by hand or mailed by registered or certified mail to the parties at the following addresses (or at such other address for a party as shall be specified by notice pursuant hereto):

        (a)     If to QIMC, to:

                Dr. Dwain L. Harper
                Quality Information Management Corporation
                1127 Euclid Avenue, Suite 741
                Cleveland, OH  44115
        with a copy to:

                John P. Batt, Esq.
                Calfee, Halter & Griswold
                800 Superior Avenue, Suite 1800
                Cleveland, OH 44114

        (b)     If to APACHE Medical Systems, Inc., to:

                Mr. Gary Bisbee
                APACHE Medical Systems, Inc.
                1901 Pennsylvania Ave., N.W., #900
                Washington, D.C. 20006

        with a copy to:

                David C. Main, Esq.
                Gardner, Carton & Douglas
                1301 K Street, N.W., Suite 900 East
                Washington, D.C. 20005

        6.2 Binding Effect. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        6.3 Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same document.

        6.4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio applicable to contracts made and to be performed entirely within Ohio.

        6.5 Severability. If any provision of this Agreement shall be held unenforceable, invalid or void to any extent for any reason, such provision shall remain in force and effect to the maximum extent allowable, if any, and the enforceability or validity of the remaining provisions of this Agreement shall not be affected thereby.

        6.6 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by QIMC and APACHE and the parties have taken all necessary corporation action required hereunder.

        6.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the parties. No supplement, modification, amendment or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby.

        6.8 Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party hereto.

        6.9 Further Acts. The parties agree to execute such other documents and perform such further acts as may be necessary or desirable to carry out the purposes of this Agreement.

        6.10 Reformation of Agreement. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion in reforming such provision to the end that APACHE shall be subject to nondisclosure and noninterference covenants that are reasonable under the circumstances and enforceable by QIMC.

        6.11 Waiver. Failure by any party to enforce any rights under this Agreement shall not be construed as a waiver of such rights. Any waiver, including waiver of default, in any one instance shall not constitute a continuing waiver or a waiver in any other instance. Any acceptance of money or other performance by QIMC from APACHE shall not constitute a waiver of any default except as to the payment of the particular payment or performance so received.

        6.12 Third Parties. The parties intend to confer no benefit or right on any person or entity not a party to this Agreement and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.

        6.13 Integration. The parties hereto acknowledge that they have read this agreement in its entirely and understand and agree to be bound by all of its terms and conditions, and further agree that this Agreement and any exhibits or schedules hereto constitute a complete and exclusive statement of the understanding between the parties with respect to the subject matter hereof which supersede any and all other communications between the parties, whether written or oral. Any prior agreements, promises, negotiations or representations related to the subject matter hereof not expressly set forth in this Agreement or any exhibits or schedules hereto are of no force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

                                        QUALITY INFORMATION
                                        MANAGEMENT CORPORATION


                                        BY:
                                           -----------------------------


                                        Its:
                                            ----------------------------


                                        APACHE MEDICAL SYSTEMS, INC.


                                        BY: /s/ Brion D. Umidi
                                           -----------------------------


                                        Its:    Vice President
                                            ----------------------------

                                Agenda Item 4.A
                                September, 1993

                          EXECUTIVE DIRECTOR'S REPORT
                                September, 1993


Gary Rosenthal and I have held meetings with the following individuals. We have reached agreement in principle to collaborate with them to seek grant funding for research projects.

- ------------------------------------------------------------------------------------------------------
     PRINCIPLE                            AFFILIATION                    GRANT SUBJECT
- ------------------------------------------------------------------------------------------------------
J.B. Silvers, Treuhart               Weatherhead School of        Evaluation of impact of
Professor of Management,             Management, CWRU             CHQC Program and Use of
and Director, Health Systems                                      data by Purchasers...RWJ &
Management Center                                                 AHCPR
- ------------------------------------------------------------------------------------------------------
Alfred Rimm, Ph.D.,                  School of Medicine, CWRU     Comprehensive grant.
Professor and Chairman,              and MetroHealth Medical      Establish an Analysis Center
Department of Epidemiology           Center                       at CHQC to use CHQC data
and Biostatistics                                                 and develop other
                                                                  applications and uses of the
                                                                  data...Cleveland Foundation
- ------------------------------------------------------------------------------------------------------
Randy Cebul, MD, Head,               CWRU School of Medicine      Examine appropriateness of
Dev. of Internal Medicine and        and MetroHealth Medical      care for specific procedures
Assoc. Professor                     Center                       (hysterectomy) and measure
                                                                  inhospital complications...AHCPR
- ------------------------------------------------------------------------------------------------------
Seth Landerfeld, MD, Head,           Cleveland VA and CWRU        Analysis of existing data.
Section of Medicine and
Assoc. professor
- ------------------------------------------------------------------------------------------------------
Meetings scheduled:                  Tom Keys, CCF,
                                     Terry Hammons, UH
- ------------------------------------------------------------------------------------------------------
Carl Sirio, MD, Assoc.               University of Pittsburgh,    Use of Apache ICU data by
Professor of Emergency               School of Medicine           hospitals to improve quality
Medicine                                                          of care...AHCPR
- ------------------------------------------------------------------------------------------------------
Invite Others
- ------------------------------------------------------------------------------------------------------

                                 ATTACHMENT L


                                CHOICE OUTCOME
                                MEASUREMENT &
                                  PREDICTION
                                    SYSTEM

                                                                   CONFIDENTIAL


                               Mortality Models


                    Variable Descriptions and Coefficients

                   MORTALITY ANALYSIS - LOGISTIC REGRESSION

CONDITION:  [*     ]

Total Eligible Cases:     [*     ]
Regression Cases:         [*     ]


Grouping              Variable Name      Variable Description                                 Missing Values
- --------              -------------      --------------------                                 --------------
[*     ]


[*     ]




                             *Confidential portions omitted and filed separately
                              with the Commission.

                         [  *]
                            The LOGISTIC Procedure

                   Analysis of Maximum Likelihood Estimates

                        Parameter     Standard           Wald            Pr >         Standardized       Odds
Variable        DF       Estimate       Error         Chi-Square      Chi-Square        Estimate        Ratio

[   *]

         Association of Predicted Probabilities and Observed Responses
                Concordant = [  *]              Somers' D =  [  *]
                Discordant = [  *]              Gamma     =  [  *]
                Tied       = [  *]              Tau-a     =  [  *]
                [  *]                           c         =  [  *]

                                                -------
                                                *Confidential portions omitted
                                                 and filed separately with
                                                 the Commission.

                                    [*     ]

                            The LOGISTIC Procedure

                   Analysis of Maximum Likelihood Estimates



                             Parameter       Standard             Wald          Pr >    Standardized          Odds
Variable            DF        Estimate          Error       Chi-Square    Chi-Square        Estimate         Ratio

[*     ]

         Association of Predicted Probabilities and Observed Responses

                               Concordant          = [*     ]            Somers' D       =  [*     ]
                               Discordant          = [*     ]            Gamma            = [*     ]
                               Tied                = [*     ]            Tau-a            = [*     ]
                               [*     ]                                  c                = [*     ]




                           * Confidential portions omitted and filed separately
                             with the Commission.

                   MORTALITY ANALYSIS - LOGISTIC REGRESSION
CONDITION:              [    *]

Total Eligible Cases:   [    *]
Regression Cases:       [    *]



Grouping                Variable Name*  Variable Description                                            Missing Values
- --------                -------------   --------------------                                            --------------
[   *]


[   *]
                                         --------------
                                         *Confidential portions omitted and
                                         filed separately with the Commission.

                   MORTALITY ANALYSIS - LOGISTIC REGRESSION

CONDITION:                [*     ]
Total Eligible Cases:     [*     ]
Regression Cases:         [*     ]


Grouping              Variable Name*     Variable Description                                              Missing Values
- --------              -------------      --------------------                                              --------------
[*     ]




[*     ]




                           * Confidential portions omitted and filed separately
                             with the Commission.

                                   [*     ]

                            The LOGISTIC Procedure

                   Analysis of Maximum Likelihood Estimates


                              Parameter       Standard          Wald          Pr >        Standardized        Odds
Variable            DF        Estimate         Error         Chi-Square    Chi-Square       Estimate         Ratio

[*      ]

        Association of Predicted Probabilities and Observed Responses

                               Concordant       = [*     ]                Somers' D       = [*     ]
                               Discordant       = [*     ]                Gamma           = [*     ]
                               Tied             = [*     ]                Tau-a           = [*     ]
                               [*     ]                                   c               = [*     ]





                            * Confidential portions omitted and filed separately
                              with the Commission.

                   MORTALITY ANALYSIS - LOGISTIC REGRESSION

CONDITION:                [*    ]
Total Eligible Cases:     [*    ]
Regression Cases:         [*    ]


Grouping              Variable Name      Variable Description                                              Missing Values
- --------              -------------      --------------------                                              --------------
[*    ]






                           * Confidential portions omitted and filed separately
                             with the Commission.

                                   [*     ]

                             The LOGISTIC Procedure

                    Analysis of Maximum Likelihood Estimates


                              Parameter        Standard       Wald            Pr >           Standardized         Odds
Variable            DF        Estimate          Error      Chi-Square       Chi-Square         Estimate          Ratio

[*     ]


         Association of Predicted Probabilities and Observed Responses

                               Concordant       = [*    ]                 Somers' D       = [*     ]
                               Discordant       = [*    ]                 Gamma           = [*     ]
                               Tied             = [*    ]                 Tau-a           = [*     ]
                               [*     ]                                   c               = [*     ]





                            * Confidential portions omitted and filed separately
                              with the Commission.

                    MORTALITY ANALYSIS - LOGISTIC REGRESSION


CONDITION:                [*     ]

Total Eligible Cases:     [*     ]
Regression Cases:         [*     ]


Grouping              Variable Name    Variable Description                                              Missing Values
- --------              -------------    --------------------                                              --------------
[*     ]





                            * Confidential portions omitted and filed separately
                              with the Commission.

                                   [*     ]

                             The LOGISTIC Procedure

                    Analysis of Maximum Likelihood Estimates


                              Parameter         Standard              Wald            Pr >              Standardized          Odds
Variable            DF        Estimate            Error          Chi-Square          Chi-Square             Estimate           Ratio

[*     ]



         Association of Predicted Probabilities and Observed Responses

      Concordant       = [*     ]                Somers' D       = [*     ]
      Discordant       = [*     ]                Gamma           = [*     ]
      Tied             = [*     ]                Tau-a           = [*     ]
      [*     ]                                   c               = [*     ]






                           * Confidential portions omitted and filed separately
                              with the Commission.

                    MORTALITY ANALYSIS - LOGISTIC REGRESSION


CONDITION:
                                   [*     ]

Total Eligible Cases:     [*     ]
Regression Cases:         [*     ]



Grouping                  Variable Name     Variable Description                                            Missing Values
- --------                  -------------     --------------------                                            --------------

[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                                   [*     ]

                                        Analysis of Maximum Likelihood Estimates


                               Parameter      Standard           Wald                Pr >              Standardized         Odds
Variable            DF         Estimate        Error          Chi-Square         Chi-Square              Estimate          Ratio


[*     ]


         Association of Predicted Probabilities and Observed Responses

      Concordant       = [*     ]                Somers' D       = [*     ]
      Discordant       = [*     ]                Gamma           = [*     ]
      Tied             = [*     ]                Tau-a           = [*     ]
      [*     ]                                   c               = [*     ]





                            * Confidential portions omitted and filed separately
                              with the Commission.

                         MORTALITY ANALYSIS - [*    ]

          VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION






                     Grouping       Variable Description
                     --------       ---------------------


                     [*     ]




                           * Confidential portions omitted and filed separately
                             with the Commission.

                           * Confidential portions omitted and filed separately
                             with the Commission.

                            LENGTH OF STAY MODELS


                    VARIABLE DESCRIPTIONS AND COEFFICIENTS

                      LENGTH OF STAY ANALYSIS - REGRESSION


CONDITION:  [*    ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]



Grouping              Variable Name     Variable Description                                                 Missing Values
- --------              -------------     --------------------                                                 --------------
[*    ]





[*    ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                LENGTH OF STAY - [*     ]


Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance

                                        Sum of                Mean
Source                  DF              Squares             Square       F Value            Prob>F

Model              [*   ]           [*     ]             [*    ]          [*     ]        [*      ]
Error              [*   ]           [*     ]             [*    ]
C Total            [*   ]           [*     ]

         Root MSE            [*     ]               R-square         [*      ]
         Dep Mean            [*     ]              Adj. R-sq         [*      ]
         C.V.                [*     ]


                              Parameter Estimates

                                    Parameter         Standard            T for HO:
Variable                DF          Estimate           Error            Parameter = 0         Prob > T
[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                     LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*    ]
Total Eligible LOS Cases:         [*    ]
Regression Cases:                 [*    ]


Grouping              Variable Name  Variable Description                                                  Missing Values
- --------              -------------  --------------------                                                  --------------
[*    ]



[*    ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                LENGTH OF STAY - [*                               ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance

                                    Sum of              Mean
Source               DF             Squares            Square            F Value             Prob>F
Model                [*  ]         [*        ]        [*      ]         [*      ]          [*     ]
Error              [*    ]         [*        ]        [*      ]
C Total            [*    ]         [*        ]


         Root MSE            [*      ]             R-square         [*     ]
         Dep Mean            [*      ]            Adj. R-sq         [*     ]
         C.V.                [*      ]

                              Parameter Estimates

                                      Parameter            Standard            T for H0:
Variable                DF            Estimate             Error             Parameter=0        Prob > / T /
[*      ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:  [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]



Grouping               Variable Name      Variable Description                                              Missing Values
- --------               -------------      --------------------                                              --------------
[*     ]


[*     ]





                          * Confidential portions omitted and filed separately
                            with the Commission.

                  LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance

                                       Sum of              Mean
Source                 DF             Squares             Square            F Value           Prob>F

Model              [*    ]        [*         ]         [*       ]       [*     ]        [*     ]
Error              [*    ]        [*         ]         [*       ]
C Total            [*    ]        [*         ]

         Root MSE            [*     ]             R-square         [*     ]
         Dep Mean            [*     ]            Adj. R-sq         [*     ]
         C.V.                [*     ]

                              Parameter Estimates

                             Parameter        Standard           T for H0:
Variable          DF         Estimate           Error          Parameter=0        Prob > / T /
[*     ]






                           * Confidential portions omitted and filed separately
                             with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]


Grouping              Variable Name  Variable Description                                               Missing Values
- --------              -------------  --------------------                                               --------------
[*     ]


[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                       LENGTH OF STAY - [*      ]

Model:  MODEL1
Dependent Variable:  LOGLOS
                              Analysis of Variance


                                 Sum of             Mean
Source           DF             Squares            Square           F Value             Prob>F
Model         [*    ]        [*     ]        [*      ]        [*     ]                [*     ]
Error         [*    ]        [*     ]        [*      ]
C Total       [*    ]        [*     ]

         Root MSE            [*    ]         R-square        [*      ]
         Dep Mean            [*    ]            Adj. R-sq    [*      ]
         C.V.                [*    ]

                              Parameter Estimates


                              Parameter          Standard           T for H0:
Variable         DF           Estimate            Error           Parameter=0        Prob > / T /
[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                     LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]


Grouping          Variable Name     Variable Description                                                     Missing Values
- --------          -------------     --------------------                                                     --------------
[*     ]


[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

CONDITION:  [*      ]

[*     ]


[*     ]


                           * Confidential portions omitted and filed separately
                             with the Commission.

                        LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance


                               Sum of             Mean
Source           DF           Squares           Square          F Value          Prob>F

Model         [*     ]      [*     ]           [*     ]         [*     ]         [*      ]
Error         [*     ]      [*     ]           [*     ]
C Total       [*     ]      [*     ]

         Root MSE           [*     ]               R-square         [*     ]
         Dep Mean           [*     ]              Adj. R-sq         [*     ]
         C.V.               [*     ]


                              Parameter Estimates

                               Parameter           Standard             T for H0:
Variable          DF            Estimate              Error             Parameter=0         Prob > / T /
[*      ]





* Confidential portions omitted and filed separately with the Commission.

                     LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]


Grouping             Variable Name      Variable Description                                                 Missing Values
- --------             -------------      --------------------                                                 --------------
[*     ]



[*     ]




                           * Confidential portions omitted and filed separately
                             with the Commission.

                        LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance


                                         Sum of             Mean
Source                DF                Squares             Square            F Value           Prob>F

Model              [*     ]           [*     ]             [*     ]            [*     ]          [*     ]
Error              [*     ]           [*     ]             [*     ]
C Total            [*     ]           [*     ]

         Root MSE            [*      ]              R-square        [*     ]
         Dep Mean            [*      ]             Adj. R-sq        [*     ]
         C.V.                [*      ]

                              Parameter Estimates

                             Parameter         Standard            T for H0:
Variable         DF           Estimate           Error            Parameter=0        Prob > / T /

[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]


Grouping            Variable Name   Variable Description                                                    Missing Values
- --------            -------------   --------------------                                                    --------------
[*     ]


[*     ]




                           * Confidential portions omitted and filed separately
                             with the Commission.

                   LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance

                             Sum of            Mean
Source          DF           Squares          Square           F Value          Prob>F

Model         [*     ]      [*     ]          [*     ]          [*     ]       [*     ]
Error         [*     ]      [*     ]          [*     ]
C Total       [*     ]      [*     ]

         Root MSE            [*     ]              R-square         [*     ]
         Dep Mean            [*     ]              Adj. R-sq        [*     ]
         C.V.                [*     ]

                              Parameter Estimates

                                        Parameter             Standard                    T for H0:
Variable                DF              Estimate                Error                    Parameter=0                 Prob > / T /
[*     ]







                            * Confidential portions omitted and filed separately
                              with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]


Grouping              Variable Name    Variable Description                                                  Missing Values
- --------              -------------    --------------------                                                  --------------

[*     ]




[*     ]




                            * Confidential portions omitted and filed separately
                              with the Commission.

                       LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance

                             Sum of             Mean
Source         DF            Squares          Square           F Value          Prob>F

Model         [*    ]       [*     ]         [*     ]            [*     ]       [*      ]
Error         [*    ]       [*     ]         [*     ]
C Total       [*    ]       [*     ]


         Root MSE            [*     ]               R-square        [*     ]
         Dep Mean            [*     ]              Adj. R-sq        [*     ]
         C.V.                [*     ]

                              Parameter Estimates

                                          Parameter             Standard                  T for H0:
Variable                DF                Estimate               Error                  Parameter=0                Prob > / T /
[*     ]






                           * Confidential portions omitted and filed separately
                             with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                      [*     ]
Total Eligible LOS Cases:         [*     ]
Regression Cases:                 [*     ]



Grouping              Variable Name   Variable Description                                                   Missing Values
- --------              -------------   --------------------                                                   --------------

[*     ]





[*     ]




                          * Confidential portions omitted and filed separately
                            with the Commission.

                 LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS
                              Analysis of Variance

                                     Sum of              Mean
Source                DF            Squares             Square              F Value           Prob>F

Model              [*    ]       [*     ]             [*     ]             [*      ]      [*     ]
Error              [*    ]       [*     ]             [*     ]
C Total            [*    ]       [*     ]

         Root MSE            [*     ]                 R-square      [*     ]
         Dep Mean            [*     ]                Adj. R-sq      [*     ]
         C.V.               [*       ]

                              Parameter Estimates

                                    Parameter          Standard           T for H0:
Variable                DF          Estimate            Error           Parameter=0       Prob > / T /
[*     ]





                           * Confidential portions omitted and filed separately
                             with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION: [*     ]

Total Cases:                                       [*    ]
Total Eligible LOS Cases:                          [*    ]
Regression Cases:                                  [*    ]

Grouping                  Variable Name            Variable Description                        Missing Values
- --------                  -------------            --------------------                        --------------
[*     ]

[*     ]




- ---------
* Confidential portions omitted and filed separately with the Commission.

                         LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS
                              Analysis of Variance

                                                     Sum of                      Mean
Source                  DF                           Squares                   Square                       F Value       Prob>F
Model               [*     ]                     [*     ]                  [*     ]                 [*     ]          [*      ]
Error               [*     ]                     [*     ]                  [*     ]
C Total             [*     ]                     [*     ]


         Root MSE            [*     ]                             R-square                  [*      ]
         Dep Mean            [*     ]                             Adj R-sq                  [*      ]
         C.V.                [*     ]

                              Parameter Estimates

                                        Parameter                  Standard                T for HO:
Variable                DF              Estimate                     Error               Parameter=0           Prob > /T/
[*     ]



- ---------

*Confidential portions omitted and filed separately with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:    [*     ]

Total Cases:                                       [*    ]
Total Eligible LOS Cases:                          [*    ]
Regression Cases:                                  [*    ]

Grouping                  Variable Name            Variable Description                         Missing Values
- --------                  -------------            --------------------                         --------------
[*     ]




[*     ]




- ---------
* Confidential portions omitted and filed separately with the Commission.

                       LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS
                              Analysis of Variance

                                                     Sum of                   Mean
Source                  DF                           Squares                Square           F Value             Prob>F
Model               [*     ]                     [*     ]                [*     ]           [*     ]            [*     ]
Error               [*     ]                     [*     ]                [*     ]
C Total             [*     ]                     [*     ]

         Root  MSE               [*     ]          R-square          [*     ]
         Dep Mean                [*     ]          Adj R-sq          [*     ]
         C.V.                    [*     ]

                              Parameter Estimates

                                        Parameter                     Standard           T for HO:
Variable                DF              Estimate                        Error           Parameter=0             Prob > / T /
[*     ]

- ---------
* Confidential portions omitted and filed separately with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                                       [*     ]
Total Eligible LOS Cases:                          [*     ]
Regression Cases:                                  [*     ]

Grouping                  Variable Name            Variable Description                       Missing Values
- --------                  -------------            --------------------                       --------------
[*     ]


[*     ]





- ---------
* Confidential portions omitted and filed separately with the Commission.

                   LENGTH OF STAY - [*     ]

Model:   MODEL1
Dependent Variable:  LOGLOS
                              Analysis of Variance

                                               Sum of                      Mean
Source                  DF                    Squares                    Square                F Value           Prob>F
Model               [*     ]              [*      ]                    [*     ]              [*     ]           [*     ]
Error               [*     ]              [*      ]                    [*     ]
C Total             [*     ]              [*      ]

         Root  MSE           [*     ]              R-square         [*     ]
         Dep Mean            [*     ]              Adj R-sq         [*     ]
         C.V.                [*     ]

                              Parameter Estimates

                                               Parameter                   Standard          T for HO:
Variable                DF                     Estimate                      Error          Parameter=0            Prob > / T /
[*     ]






- ---------
* Confidential portions omitted and filed separately with the Commission.

                     LENGTH OF STAY ANALYSIS - REGRESSION
CONDITION:  [*     ]

Total Cases:                                       [*     ]
Total Eligible LOS Cases:                          [*     ]
Regression Cases:                                  [*     ]

Grouping              Variable Name          Variable Description                              Missing Values
- --------              -------------          --------------------                              --------------
[*     ]




[*     ]





- ---------
* Confidential portions omitted and filed separately with the Commission.

                           LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS
                              Analysis of Variance

                                              Sum of                      Mean
Source                  DF                   Squares                    Square               F Value              Prob>F
Model               [*     ]            [*     ]                     [*     ]              [*     ]              [*     ]
Error               [*     ]            [*     ]                     [*     ]
C Total             [*     ]            [*     ]

         Root  MSE         [*     ]                R-square         [*     ]
         Dep Mean          [*     ]                Adj R-sq         [*     ]
         C.V.              [*     ]

                              Parameter Estimates

                                         Parameter                     Standard           T for HO:
Variable                DF               Estimate                        Error         Parameter=0             Prob > / T /
[*      ]





- ---------
* Confidential portions omitted and filed separately with the Commission.

                      LENGTH OF STAY ANALYSIS - REGRESSION

CONDITION:       [*     ]

Total Cases:                                       [*     ]
Total Eligible LOS Cases:                          [*     ]
Regression Cases:                                  [*     ]

Grouping           Variable Name            Variable Description               Missing Values
- --------           -------------            --------------------               --------------
[*     ]




[*     ]





- ---------
* Confidential portions omitted and filed separately with the Commission.

                      LENGTH OF STAY - [*     ]

Model:  MODEL1
Dependent Variable:  LOGLOS

                              Analysis of Variance

                                              Sum of                       Mean
Source                  DF                   Squares                     Square               F Value             Prob>F
Model               [*     ]              [*     ]                    [*     ]                [*     ]           [*     ]
Error               [*     ]              [*     ]                    [*     ]                [*     ]           [*     ]
C Total             [*     ]              [*     ]

         Root MSE            [*     ]              R-square         [*     ]
         Dep Mean            [*     ]              Adj R-sq         [*     ]
         C.V.                [*     ]

                              Parameter Estimates

Variable                DF             Parameter                   Standard              T for HO:
                                       Estimate                      Error            Parameter=O             Prob > / T /
[*     ]





- ---------
* Confidential portions omitted and filed separately with the Commission.

              MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION



Grouping             Variable Description
- --------             --------------------
[*     ]




- --------------
* Confidential portions omitted and filed separately with the Commission.

[*     ]


- -------------
* Confidential portions omitted and filed separately with the Commission.

                  [*     ]
[*     ]
(continued)

- -------------
* Confidential portions omitted and filed separately with the Commission.

                MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION


Grouping             Variable Description
- --------             --------------------
[*     ]


- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*     ]


- -------------
* Confidential portions omitted and filed separately with the Commission.


                   [*     ]
[*     ]
(continued)


- --------------
* Confidential portions omitted and filed separately with the Commission.

                    MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION

Grouping             Variable Description
- --------             --------------------
[*     ]




- ---------------
* Confidential portions omitted and filed separately with the Commission.


[*     ]




- -----------
* Confidential portions omitted and filed separately with the Commission.

                   [*     ]
[*     ]
(continued)



- -------------
* Confidential portions omitted and filed separately with the Commission.

                         MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION



Grouping             Variable Description
- --------             --------------------

[*     ]


- ----------------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



- ----------------
* Confidential portions omitted and filed separately with the Commission.

[*     ]





- -------------
* Confidential portions omitted and filed separately with the Commission.

                LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



Grouping             Variable Description
- --------             --------------------
[*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




- -------------
* Confidential portions omitted and filed separately with the Commission.

                      [*     ]


- --------------
* Confidential portions omitted and filed separately with the Commission.

                            LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION




Grouping              Variable Description
- --------              --------------------
[*     ]





- ---------------
* Confidential portions omitted and filed separately with the Commission.

                     [*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

                     [*     ]



- ---------------
* Confidential portions omitted and filed separately with the Commission.

                  LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION




Grouping             Variable Description
- --------             --------------------

[*     ]



- -------------
* Confidential portions omitted and filed separately with the Commission.

                     [*     ]



- ------------
* Confidential portions omitted and filed separately with the Commission.

                     [*      ]


- ------------
* Confidential portions omitted and filed separately with the Commission.

                       LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION

Grouping             Variable Description
- --------             --------------------
[*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

[*     ](continued)

[*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

[*     ]


- --------------
* Confidential portions omitted and filed separately with the Commission.

                        LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION


Grouping               Variable Description
- -------                --------------------
[*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.


[*     ](continued)

[*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

                       [*     ]


- -------------
* Confidential portions omitted and filed separately with the Commission.

                       [*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

                        LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



Grouping                    Variable Description
- --------                    --------------------

[*     ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

                            [*     ]


- ------------
* Confidential portions omitted and filed separately with the Commission.

                            [*     ]













- ------------
* Confidential portions omitted and filed separately with the Commission.

                            [*      ]




- -------------
* Confidential portions omitted and filed separately with the Commission.

                   LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



Grouping           Variable Description
- --------           --------------------
[*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

                         [*     ]





















- ---------------
* Confidential portions omitted and filed separately with the Commission.

                     [*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

                     [*     ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

                       LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



Grouping               Variable Description
- --------               --------------------

[*      ]



- -------------
* Confidential portions omitted and filed separately with the Commission.

                       [*     ]



- --------------
* Confidential portions omitted and filed separately with the Commission.

                       [*     ]



- -------------
* Confidential portions omitted and filed separately with the Commission.

                           LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]


[*     ]




- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                           LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                           LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                           LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

[*     ]


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                           LENGTH OF STAY - [*     ]
               VARIABLES INCLUDED IN INITIAL STEPWISE REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                                   [*     ]
[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                         MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                         MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                         MORTALITY ANALYSIS - [*     ]
           VARIABLES INCLUDED IN INITIAL STEPWISE LOGISTIC REGRESSION



GROUPING                        VARIABLE DESCRIPTION

[*     ]







- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

ATTACHMENT M

CHOICE SYSTEM
  SUPPORT
 DOCUMENTS

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM
                     MEDICAL/SURGICAL DATA ABSTRACTION FORM
                                   VERSION 2

SECTION A:  ADMINISTRATIVE INFORMATION

HOSPITAL ID NUMBER:__ __           DATE RECORD ABSTRACTED __ __ / __ __ / __ __

ABSTRACTOR ID NUMBER: __ __ __     TOTAL ABSTRACTION TIME: __ __ __ minutes


SECTION B:
GENERAL PATIENT INFORMATION

ID NUMBER: __ __ __ __ __ __ __ __ __ __

SOCIAL SECURITY NUMBER:

   __ __ __ - __ __ - __ __ __ __

ZIP CODE: __ __ __ __ __ - __ __ __ __

BIRTHDATE: __ __ / __ __ / __ __

AGE: __ __ __

RACE: (check one)
  / /1 White
  / /2 Black
  / /3 Other
  / /4 Not documented

SEX: (check one)
  / /1 Male
  / /2 Female
  / /3 Not documented

ADMISSION DATE: __ __ / __ __ / __ __

DISCHARGE DATE: __ __ / __ __ / __ __

HOSPITAL INTERVAL BEGAN: __ __ / __ __ / __ __

PRIMARY INSURANCE: (check one)

  / /1 Commercial insurance
  / /2 Medicare
  / /3 Medicaid
  / /4 County aid (GAM)
  / /5 Workers compensation
  / /6 Self pay
  / /7 Uninsured
  / /8 Other
  / /9 Not documented

SECTION C:
PATIENT STATUS ON HOSPITALIZATION

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

===============================================================================

DIAGNOSIS CODES (ICD-9-CM):

Record ALL documented ICD-9-CM diagnostic codes.

   Principal:  __ __ __ __ . __ __

   Secondary:

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

   __ __ __ __ . __ __

/ / Additional diagnostic codes documented

PROCEDURE CODES (ICD-9-CM) AND DATE
OF PROCEDURE:

Record ALL documented ICD-9-CM procedure codes and the date each procedure was performed.

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

__ __ . __ __      __ __ / __ __ / __ __

/ / Additional procedure codes documented

===============================================================================

MEDICAL CONDITIONS CONFIRMED OR
SUSPECTED ON HOSPITALIZATION:
(check ALL that apply)

/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]

CHRONIC OR PAST DISEASES:
(check ALL that apply)

/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]


CURRENTLY USED MEDICATIONS:
(check ALL that apply)

/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]


SUBSTANCE USE: (past or present)

                No               Past      Not
                Use     Use      Use       Documented

[*     ]        / /1    / /2     / /3        / /4

[*     ]        / /1    / /2     / /3        / /4

[*     ]        / /1    / /2     / /3        / /4



MEDICAL DEVICES PRESENT ON
HOSPITALIZATION: (check ALL that apply)

/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]



SECTION D:
PATIENT STATUS ON DISCHARGE

DISCHARGE STATUS: (check one)

/ /1  [*     ]
/ /2  [*     ]
/ /3  [*     ]

PRESENCE OF MEDICAL DEVICES ON
DISCHARGE: (check ALL that apply)

/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]
/ / [*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

DISCHARGE DISPOSITION: [*     ]

/ /1   [*     ]
/ /2   [*     ]
/ /3   [*     ]
/ /4   [*     ]
/ /5   [*     ]
/ /6   [*     ]
/ /7   [*     ]
/ /8   [*     ]
/ /9   [*     ]


SECTION E: PHYSICAL EXAMINATION

HEIGHT & WEIGHT: [*     ]

Height:  / /1 Not documented
         / /2 Documented __ __ __ Inches

                         __/__ __ Feet/inches

                         __ __ __ Centimeters

         Unit of measurement used:  / /1 Inches
                                    / /2 Feet/inches
                                    / /3 Centimeters

Weight: / /1 Not Documented
        / /2 Documented __ __ __ Pounds

                        __ __ __ . __ Kilograms

        Unit of measurement used: / /1 Pounds
                                  / /2 Kilograms


PULSE, RESPIRATION, & BLOOD PRESSURE:
[*     ]

   PULSE: (check one)

          / /1 Yes, __ __ __ / minute
          / /2 Zero pulse
          / /3 Not documented

   RESPIRATORY RATE: (check one)

          / /1 Yes, __ __ / minute
          / /2 Zero respiratory rate
          / /3 Not documented

   BLOOD PRESSURE:

      Systolic: (check one)

          / /1 Yes, __ __ __ mmHg
          / /2 Zero systolic BP
          / /3 Not documented

      Diastolic: (check one)

          / /1 Yes, __ __ __ mmHg
          / /2 Zero diastolic BP
          / /3 Not documented


TEMPERATURE: [*     ]

   / /1 Not documented
   / /2 Documented

                       [*     ]          [*     ]
                      Temperature       Temperature
                      -----------       -----------
                                                     o
Fahrenheit           __ __ __ . __     __ __ __ . __   F

                                                     o
Centigrade              __ __ . __        __ __ . __   C

- -------
* Confidential portions omitted and filed separately with the Commission.

NEUROLOGICAL STATUS: [*     ]

[*     ]


SECTION F: HOSPITAL COURSE

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

SECTION G: RADIOLOGY AND EKG

[*     ]


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                       8

- -------
* Confidential portions omitted and filed separately with the Commission.

SECTION H:  LABORATORY

[*   ]







- --------

*Confidential portions omitted and filed separately with the Commission.

SECTION H: LABORATORY

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

SECTION I: DISEASE OR PROCEDURE - SPECIFIC INFORMATION

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM






                           DATA ABSTRACTION MANUAL



                            Data Abstraction Forms


                          Data Collection Guidelines





             (c) 1993, Quality Information Management Corporation
                             all rights reserved

                              TABLE OF CONTENTS


                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM
                           DATA ABSTRACTION MANUAL


                                                                Page
                                                                ----

SECTION I:      DESCRIPTION OF THE CLEVELAND HEALTH
                QUALITY CHOICE PROGRAM (CHQCP)    .............  I-1

SECTION II:     GENERAL INFORMATION AND INSTRUCTIONS  .........  II-1


                A.  Definitions
                       [*     ]................................  II-1
                       [*     ]................................  II-1
                       [*     ]................................  II-1
                       [*     ]................................  II-1
                       [*     ]................................  II-2
                       [*     ]................................  II-2
                       [*     ]................................  II-2
                       [*     ]................................  II-2
                       [*     ]................................  II-2
                       [*     ]................................  II-2
                       [*     ]................................  II-3
                       [*     ]................................  II-4
                       [*     ]................................  II-4
                       [*     ]................................  II-5
                       [*     ]................................  II-6
                       [*     ]................................  II-6

                B.  Intervals
                       [*     ]................................  II-7
                       [*     ]................................  II-8
                       [*     ]................................  II-10
                       [*     ]................................  II-10
                       [*     ]................................  II-11

                C.  General Abstracting Rules .................  II-13


                D.  Hospital Indentification (ID) Codes .......  II-17


- -------
* Confidential portions omitted and filed separately with the Commission.

                                                                 Page
                                                                 ----
SECTION III:    CRITERIA FOR INCLUSION OF PATIENTS
                AND RULES FOR ABSTRACTION FORM SELECTION
                A.  Obstetrics.................................  III-1

                B.  Medical/Surgical...........................  III-3

                       [*     ]................................  III-4
                       [*     ]................................  III-8

SECTION IV:     OBSTETRICAL DATA ABSTRACTION FORMS
                AND DATA COLLECTION GUIDELINES


                Obstetrical Data Abstraction Long Form           Front
                Obstetrical Data Abstraction Short Form          Front


                Data Collection Guidelines:


                A.  Administractive Information
                       [*     ]................................  IV-1
                       [*     ]................................  IV-1
                       [*     ]................................  IV-1
                       [*     ]................................  IV-1
                       [*     ]................................  IV-1

                B. Maternal Information
                       [*     ]................................  IV-2
                       [*     ]................................  IV-2
                       [*     ]................................  IV-3
                       [*     ]................................  IV-3
                       [*     ]................................  IV-4
                       [*     ]................................  IV-5
                       [*     ]................................  IV-6
                       [*     ]................................  IV-7
                       [*     ]................................  IV-8
                       [*     ]................................  IV-9
                       [*     ]................................  IV-10


                C.  Information About Prior Pregnancies
                       [*     ]................................  IV-12
                       [*     ]................................  IV-13
                       [*     ]................................  IV-14
                       [*     ]................................  IV-15
                       [*     ]................................  IV-17


- -------
* Confidential portions omitted and filed separately with the Commission.

                                                                 Page
                                                                 ----

                D.  Obstetrical Conditions With Current Pregnancy
                       [*     ]................................  VI-19
                       [*     ]................................  VI-21


                E.  Other Information About Current Pregnancy
                       [*     ]................................  IV-24
                       [*     ]................................  IV-27
                       [*     ]................................  IV-28
                       [*     ]................................  IV-29
                       [*     ]................................  IV-30


                F.  Delivery Information
                       [*     ]................................  IV-31
                       [*     ]................................  IV-31
                       [*     ]................................  IV-31
                       [*     ]................................  IV-31
                       [*     ]................................  IV-31
                       [*     ]................................  IV-33
                       [*     ]................................  IV-35

                G.  Transfusions...............................  IV-36

                H.  Infant Information
                       [*     ]................................  IV-38
                       [*     ]................................  IV-38
                       [*     ]................................  IV-38
                       [*     ]................................  IV-38
                       [*     ]................................  IV-39
                       [*     ]................................  IV-40
                       [*     ]................................  IV-40
                       [*     ]................................  IV-42
                       [*     ]................................  IV-43

SECTION V:      MEDICAL/SURGICAL ABSTRACTION FORM
                DATA COLLECTION GUIDELINES

                A.  Administrative Information
                       [*     ]................................  V-1
                       [*     ]................................  V-1
                       [*     ]................................  V-1
                       [*     ]................................  V-1

- -------
* Confidential portions omitted and filed separately with the Commission.

                                                                 Page
                                                                 ----

                B.  General Patient Information
                       [*     ]................................  V-2
                       [*     ]................................  V-2
                       [*     ]................................  V-3
                       [*     ]................................  V-3
                       [*     ]................................  V-3
                       [*     ]................................  V-4
                       [*     ]................................  V-5
                       [*     ]................................  V-5
                       [*     ]................................  V-5
                       [*     ]................................  V-6


                C.  Patient Status on Hospitalization..........  V-7
                       [*     ]................................  V-7
                       [*     ]................................  V-8
                       [*     ]................................  V-9
                       [*     ]................................  V-10
                       [*     ]................................  V-11
                       [*     ]................................  V-12
                       [*     ]................................  V-13
                       [*     ]................................  V-14
                       [*     ]................................  V-15
                       [*     ]................................  V-18
                       [*     ]................................  V-21
                       [*     ]................................  V-22
                       [*     ]................................  V-24
                       [*     ]................................  V-25


                D.  Patient Status at Discharge................  V-28
                       [*     ]................................  V-28
                       [*     ]................................  V-29
                       [*     ]................................  V-32

                E.  Physical Examination.......................  V-34
                       [*     ]................................  V-34
                       [*     ]................................  V-35
                       [*     ]................................  V-37
                       [*     ]................................  V-38

- -------
* Confidential portions omitted and filed separately with the Commission.

                                                                 Page
                                                                 ----

                F.  Hospital Course............................  V-41
                       [*     ]................................  V-41
                       [*     ]................................  V-42
                       [*     ]................................  V-45
                       [*     ]................................  V-48
                       [*     ]................................  V-51


                G.  Radiology and EKG..........................  V-53
                       [*     ]................................  V-53
                       [*     ]................................  V-58
                       [*     ]................................  V-59
                       [*     ]................................  V-62
                       [*     ]................................  V-66


                H.  Laboratory.................................  V-67
                       [*     ]................................  V-67
                       [*     ]................................  V-68
                       [*     ]................................  V-71
                       [*     ]................................  V-73
                       [*     ]................................  V-75
                       [*     ]................................  V-77

                I.  Disease- or Procedure-Specific Information.  V-79
                       [*     ]................................  V-79
                       [*     ]................................  V-81
                       [*     ]................................  V-89
                       [*     ]................................  V-91
                       [*     ]................................  V-91
                       [*     ]................................  V-93
                       [*     ]................................  V-94
                       [*     ]................................  V-95


- -------
* Confidential portions omitted and filed separately with the Commission.

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM








                                  SECTION I



                              DESCRIPTION OF THE


                                  CLEVELAND


                            HEALTH QUALITY CHOICE


                                   PROGRAM

          GREATER CLEVELAND HEALTH QUALITY CHOICE COALITION
               CLEVELAND HEALTH QUALITY CHOICE PROGRAM

The Cleveland Health Quality Choice (CHQC) Program is the first healthcare market-reform plan of its kind in the country to bring together businesses, hospitals and physicians in a voluntary, collaborative effort to measure and help improve the quality and efficiency of health care services community-wide.

The program is based on the strategy that if Cleveland-area businesses can reliably identify the highest quality, cost-effective hospital services, then this information can be used to encourage their employees to choose these institutions for their hospital care. In turn, with the incentive of more patient volume, hospitals will strive to maintain or improve their quality of care and to keep their costs in line through better efficiency and administration of the care.

                 HOW WAS THE CHQC PROGRAM INITIATED?

Cleveland has a heritage of community-wide collaborative efforts which have been formed to solve social, civic and economic problems -- from the very first United Way organization early in the century to the private-public partnerships begun in the 1980s.

In 1989, another partnership was formed called the Greater Cleveland Health Quality Choice Coalition. It is a unique alliance of the business community and the medical community, born out of the frustration of dealing with rapidly rising health care costs and out of the necessity to work together to bring them under control. The product of their collaboration is a market reform strategy called the Cleveland Health Quality Choice Program.

The GCHQC Coalition includes:

* Cleveland Tomorrow - a group of chief executive officers from 50 major business organizations in the city.

* The Greater Cleveland Hospital Association - representing area hospitals.

* The Health Action Council of Northeast Ohio - as association of business health care purchasers.

*       The Academy of Medicine of Cleveland - representing 4,000 physicians.

* The Council of Smaller Enterprises (COSE), a division of the Greater Cleveland Growth Association - representing over 8,000 smaller businesses.

                       HOW DOES THE CHQC PROGRAM WORK?

The Cleveland Health Quality Choice Program has developed the means to measure and compare the quality of selected services at the participating hospitals throughout the Greater Cleveland area. The evaluation system measures two dimensions of hospital service: 1) patient care outcomes or the results of the medical treatment, and 2) patient satisfaction or how the patient reacted to the treatment and the hospital stay.

Cleveland-area businesses in the CHQC Program use this information to identify high quality hospital services and to restructure their benefit plans to provide incentives for their employees to choose those cost effective services and facilities with the best quality evaluations.

Cleveland-area hospitals use this information to compare their services to other area hospitals. With the prospect of gaining more patients through this program, hospitals have the incentive to improve their quality of care while striving to keep costs in line through better efficiency.


                   HOW IS THE INFORMATION GATHERED?

A committee of physicians, nurses, other healthcare professionals, and business representatives performed an in-depth analysis of the state-of-the-art hospital service assessment methods currently in use throughout the country. The committee chose a three-pronged approach to data collection, which includes:

1. A system known as the APACHE (Acute Physiology and Chronic Health Evaluation) III System for patients who are in adult medical and surgical intensive care unit (ICUs). This system has been endorsed by the American Society of Critical Care Medicine and is considered the most scientifically-validated ICU risk-adjusted method currently available.

2. A customized system, designed by Michael Pine & Associates, Inc. with input by local hospital, medical and business advisory groups to evaluate patients in the areas of medical, surgical and obstetrical services. This system collects information about patients at participating hospitals and compares how they fared as a result of their hospitalization.

3. Patient satisfaction surveys which cover 11 categories related to hospital systems (e.g., admission procedure) and the care by physicians, nurses and other hospital staff. An independent consulting firm, NCG Research, Inc. collects, codes and analyzes the information. The survey instrument has been used by more than 200 hospitals across the country.

                  WHAT SERVICES ARE BEING MEASURED?

Four service areas are being evaluated:

Surgery -- for instance, large bowel resection
General medicine -- such as treatment for pneumonia
Intensive care -- such as treatment for respiratory failure
Obstetrics and gynecology -- including childbirth

The quality of each service is "risk-adjusted" to account for variables beyond the control of the hospitals, such as the age of the patient, the severity of the illness, and the presence of other medical problems that naturally would affect the outcome of the patient's care. This enables a fair comparison of services by hospital.

                   HOW WAS THE PROGRAM IMPLEMENTED?

The quality assessment data was first validated by a stringent review process before being released to participating companies for use in restructuring their benefit plans. The businesses in the program are prepared to receive the information and provide incentives for their employees to choose the selected high-quality hospital services.

The first data was coded and reported on a trial basis to the hospitals during 1991 and 1992. This provided an opportunity for the system to be checked before uncoded data was reported. The first report of actual data was released to the business community in April of 1993.

             WHAT ARE THE EXPECTED CHQC PROGRAM BENEFITS?

Benefits are expected for all parties involved in the Program:

HOSPITALS that provide the highest quality services and most efficient care will be rewarded with more patients, and those that do not will have a powerful incentive to improve.

PHYSICIANS will have objective, comparative data to help them appropriately work with the hospitals where they practice to improve quality and efficiency.

BUSINESSES can expect better quality health care for their employees in addition to potential health-related cost savings.

PATIENTS should benefit from more efficient, consistent and higher quality hospital care.

The Greater Cleveland community will have a new and better approach to choosing health care.

Because of its broad-based organization and its collaborative nature, the Cleveland Health Quality Choice Program has an excellent chance of successfully making a positive impact on the cost and quality of healthcare in Cleveland -- and it well could become a model for other communities across the country to follow.

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM









                                  SECTION II


                             GENERAL INFORMATION


                                     AND


                                 INSTRUCTIONS

               SECTION II: GENERAL INFORMATION AND INSTRUCTIONS


                                   OUTLINE


A.  Definitions

        1.  [*     ]
        2.  [*     ]
        3.  [*     ]
        4.  [*     ]
        5.  [*     ]
        6.  [*     ]
        7.  [*     ]
        8.  [*     ]
        9.  [*     ]
        10. [*     ]
        11. [*     ]
        12. [*     ]
        13. [*     ]
        14. [*     ]
        15. [*     ]
        16. [*     ]



B.  Intervals

        1.  [*     ]
        2.  [*     ]
        3.  [*     ]
        4.  [*     ]
        5.  [*     ]


C.  General Abstracting Rules


D.  Hospital Identification (ID) Codes





- -------
* Confidential portions omitted and filed separately with the Commission.

                                  SECTION II


                     GENERAL INFORMATION AND INSTRUCTIONS


A. DEFINITIONS

[*     ]








                                     II-1


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]





                                     II-2


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-3


- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-4

- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-5


- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-6


- --------
* Confidential portions omitted and filed separately with the Commission.

B. INTERVALS

[*     ]




                                     II-7


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-8


- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-9


- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-10


- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-11


- --------
* Confidential portions omitted and filed separately with the Commission.

[*     ]




                                     II-12


- --------
* Confidential portions omitted and filed separately with the Commission.

C. GENERAL ABSTRACTING RULES


[*     ]



                                     II-13

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                     II-14

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                     II-15

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                     II-16

- -------
* Confidential portions omitted and filed separately with the Commission.

D. HOSPITAL IDENTIFICATION (ID) CODES

ID#     HOSPITAL NAME                                  LOCATION


[*     ]



                                     II-17

- -------
* Confidential portions omitted and filed separately with the Commission.

                    CLEVELAND HEALTH QUALITY CHOICE PROGRAM



                                  SECTION III


                       CRITERIA FOR INCLUSION OF PATIENTS

                                      AND

                      RULES FOR ABSTRACTION FORM SELECTION

                GREATER CLEVELAND HEALTH QUALITY CHOICE PROGRAM


                                   OBSTETRICS

                       CRITERIA FOR INCLUSION OF PATIENTS
                  AND RULES FOR SELECTION OF ABSTRACTION FORM


A. CRITERIA FOR INCLUSION

[*     ]


B. RULES FOR ABSTRACTION FORM SELECTION

[*     ]



                                    III-1

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                     III-2

- -------
* Confidential portions omitted and filed separately with the Commission.

                GREATER CLEVELAND HEALTH QUALITY CHOICE PROGRAM


                                MEDICINE/SURGERY


                       CRITERIA FOR INCLUSION OF PATIENTS
                  AND RULES FOR SELECTION OF ABSTRACTION FORM


A. CRITERIA FOR INCLUSION

[*     ]


B. RULES FOR ABSTRACTION FORM SELECTION

[*     ]



                                    III-3

- -------
* Confidential portions omitted and filed separately with the Commission.

                GREATER CLEVELAND HEALTH QUALITY CHOICE PROGRAM


                         QUALIFYING PRINCIPAL DIAGNOSES

                               ICD-9-CM GLOSSARY


[*     ]



                                    III-4


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-5


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-6



- -------
* Confidential portions omitted and filed separately with the Commission.

                GREATER CLEVELAND HEALTH QUALITY CHOICE PROGRAM


                         QUALIFYING SURGICAL PROCEDURES

                               ICD-9-CM GLOSSARY


[*     ]



                                    III-7


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-8



- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-9


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-10


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-11


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-12


- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]



                                    III-13


- -------
* Confidential portions omitted and filed separately with the Commission.

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM


                                  SECTION IV


                                 OBSTETRICAL

                            DATA ABSTRACTION FORMS

                                     AND

                          DATA COLLECTION GUIDELINES

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM
                    OBSTETRICAL DATA ABSTRACTION LONG FORM
                                  VERSION 2

- -----------------------------------------------------------------------------------------------------------------------------------
SECTION A: ADMINISTRATIVE INFORMATION
HOSPITAL ID NUMBER:                                     DATE RECORD ABSTRACTED:        /      /
                    ------------                                                ------ ------ -------

ABSTRACTOR ID NUMBER:                                   TOTAL ABSTRACTION TIME:               minutes

                        ---------                                               -------------


REASON FOR LONG FORM SELECTION:                 / / Routine     / / Adverse outcome     / / Sample
- -----------------------------------------------------------------------------------------------------------------------------------
SECTION B:  MATERNAL INFORMATION                                        DIAGNOSIS CODES  (ICD-9-CM):
                                                                        Principal:          .
ID NUMBER:                                                                        ---------- --------
(left-justify) ------------------------------------                     Secondary:
                                                                                  .                                .
                                                                        ---------- -----                ----------- -----
                                                                                  .                                .
                                                                        ---------- -----                ----------- -----
                                                                                  .                                .
SOCIAL SECURITY NUMBER:                                                 ---------- -----                ----------- -----
                 -     -                                                          .                                .
        --------- ----- ----------                                      ---------- -----                ----------- -----
                                                                        / / Additional diagnosis code documented

ZIP CODE:              -
          ------------- ----------
                                                                        PROCEDURE CODES (ICD-9-CM) AND DATE OF
                                                                        PROCEDURE:
BIRTHDATE:          /    /
           --------- ---- --------                                                .                            /    /
                                                                        ---------- -----                ------ ----- -----
RACE: (check one)                                                                 .                            /    /
/ /1 White                                                              ---------- -----                ------ ----- -----
/ /2 Black                                                                        .                            /    /
/ /3 Other                                                              ---------- -----                ------ ----- -----
/ /4 Not documented                                                               .                            /    /
                                                                        ---------- -----                ------ ----- -----
                                                                                  .                            /    /
                                                                        ---------- -----                ------ ----- -----
                                                                                  .                            /    /
                                                                        ---------- -----                ------ ---- -----
ADMISSION SOURCE: (check one)                                                     .                            /    /
/ /1 Home                                                               ---------- -----                ------ ----- -----
/ /2 Other acute care hospital                                                    .                            /    /
/ /3 Other                                                              ---------- -----                ------ ----- -----
/ /4 Not documented                                                     / / Additional procedure codes documented

                                                                        MATERNAL DISCHARGE DISPOSITION:
                                                                        [*      ]
ADMISSION DATE:       /      /
                ------ ------ ------                                    / /1    [*      ]
                                                                        / /2    [*      ]
                                                                        / /3    [*      ]
                                                                        / /4    [*      ]
                                                                        / /5    [*      ]
                                                                        / /6    [*      ]
                                                                        / /7    [*      ]
                                                                        / /8    [*      ]
                                                                        / /9    [*      ]
                                                                        / /10   [*      ]
DISCHARGE DATE:       /      /
                ------ ------- -----

PRIMARY INSURANCE:  (check one)
/ /1    Commercial insurance
/ /2    Medicare
/ /3    Medicaid
/ /4    County aid (GAM)
/ /5    Workers compensation
/ /6    Self Pay
/ /7    Uninsured
/ /8    Other
/ /9    Not documented


- ----------
* Confidential portions omitted and filed separately with the Commission.

SECTION C:
INFORMATION ABOUT PRIOR PREGNANCIES

[*      ]









- -------------
* Confidential portions omitted and filed separately with the Commission.

SECTION D:  OBSTETRICAL CONDITIONS WITH       SECTION E: OTHER INFORMATION ABOUT
CURRENT PREGNANCY                             CURRENT PREGNANCY

[*      ]                                     [*      ]




- --------------
* Confidential portions omitted and filed separately with the Commission.

SECTION F: DELIVERY INFORMATION         SECTION G: TRANSFUSION(S)

[*      ]                               [*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

SECTION H: INFANT INFORMATION


[*      ]



- --------------
* Confidential portion omitted and filed separately with the Commission.

[*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM
                   OBSTETRICAL DATA ABSTRACTION SHORT FORM
                                  VERSION 2



SECTION A:  ADMINISTRATIVE INFORMATION

HOSPITAL ID NUMBER                    DATE RECORD ABSTRACTED:       /     /
                  -------                                    ------- ----- -----

ABSTRACTOR ID NUMBER:                   TOTAL ABSTRACTION TIME:         minutes
                     ------                                    --------


SECTION B: MATERNAL INFORMATION                 SECTION C: INFORMATION ABOUT
                                                PRIOR PREGNANCIES
ID NUMBER
(left-justify) -------------

SOCIAL SECURITY NUMBER:                         [*      ]
             /    /
        ----- ---- ------

ZIP CODE:
             -    -
        ----- ---- ------

BIRTHDATE:
             /    /
        ----- ---- ------

ADMISSION SOURCE: (check one)                   There are no Sections D and E.
/ /1 Home
/ /2 Other acute care hospital
/ /3 Other
/ /4 Not documented


ADMISSION DATE:
             /    /
        ----- ---- ------

DISCHARGE DATE:
             /    /
        ----- ---- ------

MATERNAL DISCHARGE DISPOSITION:

[*      ]
/ /1  [*      ]
/ /2  [*      ]
/ /3  [*      ]
/ /4  [*      ]
/ /5  [*      ]
/ /6  [*      ]
/ /7  [*      ]
/ /8  [*      ]
/ /9  [*      ]
/ /10 [*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

SECTION F:  DELIVERY INFORMATION                SECTION G: TRANSFUSION(S)

[*      ]                                       [*      ]




SECTION H: INFANT INFORMATION

[*      ]


*       If box is checked, complete the Long Form instead of this form.

**      If the [*       ] for any infant is [*  ], complete the Long Form
        instead of this form.

- -------------
* Confidential portions omitted and filed separately with the Commission.

                   CLEVELAND HEALTH QUALITY CHOICE PROGRAM


     Data Collection Guidelines for the Obstetrical Data Abstraction Form


     --------------------------------------------------------------------

                    SECTION A:  ADMINISTRATIVE INFORMATION



HOSPITAL ID NUMBER:                             DATE RECORD ABSTRACTED:     /    /
                   --------                                             ---- ---- ----
ABSTRACTOR ID NUMBER:                           TOTAL ABSTRACTION TIME:                  minutes
                     -------                                           -----------------

REASON FOR LONG FORM SELECTION:                 [*      ]






HOSPITAL INDENTIFICATION (ID) NUMBER:

        Each participating hospital has a unique two digit identification number. This ID number must be recorded on each data abstraction form.

ABSTRACTOR IDENTIFICATION (ID) NUMBER:

        Every abstractor should have a unique personal three digit identification number assigned by CHQCP (for example, 0 0 5, 0 2 8, 1 5 7). Record this number.

DATE RECORD ABSTRACTED:

        Record the date you fill out the form. If the form completion takes more than one day, record the day the form was completed.

TOTAL ABSTRACTION TIME:
        Record how much time it took to abstract the medical record using the CHQCP Data Abstraction Form. Only the time spent on chart abstraction should be recorded; time spent on chart retrieval and other related tasks should not be included. Time should be recorded in minutes and must be right-justified.

REASON FOR LONG FORM SELECTION:

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

                       SECTION B:  MATERNAL INFORMATION


IDENTIFICATION NUMBER


ID NUMBER:
          ---------------------------

Each hospital determines the patient Identification (ID) Number used for this Program. This field is a maximum of ten characters in length. The letters A-Z and numbers 0-9 are allowed. There should not be any embedded blanks or special characters in the field. Data should be LEFT-justified. Three correct and three incorrect examples follow:

        examples:

        correct:   4 4 5 2 3 4 4                incorrect:        6 6 2 3
                   - - - - - - - - - -                      - - - - - - - - - -
                   A C 3 5 9                                      A 2 6 8
                   - - - - - - - - - -                      - - - - - - - - - -
                   4 0 9 6 3 5 8 2 3 A                      5 1 1   & 3 2
                   - - - - - - - - - -                      - - - - - - - - - -


Recommended source of data:     Admission Face Sheet



SOCIAL SECURITY NUMBER:
- --------------------------------------------------------------------------------

SOCIAL SECURITY NUMBER:
                         -      -
                   ------  -----  ------

Enter the patient's Social Security Number.

Recommended source of data:     Admission Face Sheet

ZIP CODE

ZIP CODE:      -
          ----- ----

Enter the patient's zip code. If only the 5 digit zip code is available, enter that in the spaces to the left of the dash. If the 4 digit zip code extension is also available, enter those numbers to the right of the dash; if the zip code extension is not available, leave the space to the right of the dash blank.


RECOMMENDED SOURCE OF DATA:  Admission face sheet


BIRTHDATE

BIRTHDATE:   /  /
           -- -- --

Enter the patient's birthdate.


RECOMMENDED SOURCE OF DATA:  Admission Face Sheet

RACE

RACE (check one):
/ / 1  White
/ / 2  Black
/ / 3  Other
/ / 4  Not documented

Check the box that best describes the patient's race. Do not check more than one box. If race is designated on the face sheet, use this information. Check "Other" if race other than black or white is documented (see below). If race is not documented on the face sheet, review the patient's admitting history and physical for this information. If racial designation is absent or unclear, check "Not documented."

                TERM                    EQUIVALENT TERMS
                ----                    ----------------

                White                   Caucasian
                                        Hispanic (if not clarified further)

                Black                   African American
                                        Afro-American
                                        Negro

                Other                   American Indian
                (includes, but is       Arab
                not limited to:)        Asian/Pacific Islander
                                        Indian
                                        Oriental

                Not Documented          Patient's race is not documented on the
                                        admission face sheet and is absent or
                                        unclear in the patient's admitting
                                        history and physical.


RECOMMENDED SOURCES OF DATA:  Admission Face Sheet
                              Admitting History and Physical

ADMISSION SOURCE

ADMISSION SOURCE: (check one)
  / / 1  Home
  / / 2  Other acute care hospital
  / / 3  Other
  / / 4  Not documented

The admission source is the location where the patient spent the last night prior to hospital admission. Check one admission source only.

ADMISSION SOURCES:

  HOME:

     -  Private home - includes houses, apartments, and foster homes.
     - Ambulatory centers (when patient was living at home) - includes physician offices, surgicenters, and ambulatory/urgent care centers.
     - Group living arrangements - includes college dormitories, halfway houses, and residential treatment settings.

  OTHER ACUTE CARE HOSPITAL: Patient was transferred directly to current facility after being an inpatient at another acute care hospital, college health center, or prison infirmary/hospital.

  OTHER:  (includes but is not limited to the following)

     - Nursing homes - inpatient hospital or free-standing skilled, intermediate, or assisted living facilities
     - Psychiatric facility - inpatient hospital unit (at same or different hospital) or a free-standing facility (private psychiatric facility)
     - Rehabilitative facility - inpatient hospital unit (at same or different hospital) or a free-standing facility
     -  Chronic Care Facility - sheltered care facility
     -  Jail or prison
     -  Homeless shelter, orphanage, etc.

  NOT DOCUMENTED: Admission source cannot be clearly determined from information available in the medical record.

RECOMMENDED SOURCES OF DATA:  Admission Face Sheet
                              Admitting History & Physical

ADMISSION DATE AND DISCHARGE DATE

  ADMISSION DATE:    /  /
                  -- -- --

  DISCHARGE DATE:    /  /
                  -- -- --


Enter the dates of admission and discharge as recorded on the hospital's admission face sheet or record. If the patient expired during the hospitalization, record the date of death as the date of discharge.


RECOMMENDED SOURCE OF DATA:  Admission Face Sheet or Record

PRIMARY INSURANCE

  PRIMARY INSURANCE (check one):

   / / 1  Commercial insurance
   / / 2  Medicare
   / / 3  Medicaid
   / / 4  County aid (GAM)
   / / 5  Workers compensation
   / / 6  Self pay
   / / 7  Uninsured
   / / 8  Other
   / / 9  Not documented

Enter the primary source of payment used by the patient during this hospitalization. If multiple insurance sources are listed, check the source designated as primary on the face sheet, or the first source listed if a primary source is not designated. Choose only one of the following:

        TERM                    EQUIVALENT TERMS
        ----                    ----------------

        Commercial insurance    Major Medical Plans
                                HMOs
                                PPOs

        Medicare                None

        Medicaid                AABD (Aid to the Aged, Blind, & Disabled)
                                AFDC (Aid to Families with Dependent Children) MANG (Medical Assistance, No Grant)
                                General Assistance Recipients

        County aid              Recipients of public aid money from Cuyahoga
                                County

        Workers compensation    None

        Self pay                None

        Uninsured               None

        Other Non-traditional and foreign third-party health care coverage (for example, VA transfer with bill to be paid by the VA for services not available at a VA hospital)

                                CHAMPUS

        Not documented          None

RECOMMENDED SOURCE OF DATA:  Admission Face Sheet

DIAGNOSIS CODES (ICD-9-CM):

  DIAGNOSIS CODES (ICD-9-CM):

    Principal:     .
               ---- --

    Secondary:
         .                     .
    ---- --               ----- --
         .                     .
    ---- --               ----- --
         .                     .
    ---- --               ----- --
         .                     .
    ---- --               ----- --
    / / Additional diagnosis codes documented

Record the diagnosis ICD-9-CM codes listed on the Physician Attestation and on the UB-82 form. List the principal (primary) ICD-9-CM diagnosis code and the first eight (8) secondary ICD-9-CM diagnosis codes. If a principal ICD-9-CM code is not indicated, list all codes as "Secondary." If more diagnosis codes are documented than can be listed, check "Additional diagnosis codes documented."

Record ICD-9-CM codes by ALWAYS filling in the three spaces before the decimal point. If a code contains a fourth digit, or a fourth and fifth digit, record those digits after the decimal point. Otherwise, leave these spaces blank.

The first space is reserved for "E" codes ONLY. If an "E" code is not present, this space should remain blank. The second space (space immediately adjacent to the "E" code) is reserved for either a "V" code or a numeral from 0 to 9. The two spaces to the left of the decimal must contain a numeral from 0 to 9.

        EXAMPLES:

        CORRECT:        E926.3          INCORRECT:   E92.63
                        ---- --                     ---- --
                         V23.0                      V23 .
                        ---- --                     ---- --
                         650.                          6.50
                        ---- --                     ---- --
                         012.90
                        ---- --

RECOMMENDED SOURCES OF DATA:  Physician Attestation
                              Physician Discharge Summary
                              UB-82 Form

PROCEDURE CODES (ICD-9-CM):

  PROCEDURE CODES (ICD-9-CM) AND DATE
  OF PROCEDURE:
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
    .                 /  /
  -- --             -- -- --
  / / Additional procedure codes documented

Record the ICD-9-CM procedure codes listed on the Physician Attestation and on the UB-82 form. List the first eight (8) ICD-9-CM procedure codes and their corresponding dates on the form. If more than eight (8) codes are documented, check "Additional procedure codes documented."

When entering ICD-9-CM codes, begin with the first space on the left. Always fill in both spaces before the decimal point. If a code has only one digit before the decimal, place a zero in the first space (07. ). If a code has two
                                                     -- --
digits only, leave both spaces blank after the decimal point (77.  ). If a code
                                                              -- --
has three digits only, leave the right-hand space blank (77.7 ). If a code has
                                                         -- --
four digits, fill in all blanks (77.77).
                                 -- --

        EXAMPLE:

        CORRECT:        73.59           INCORRECT:      73. 6
                        -- --                           -- --
                        72.6                             7.26
                        -- --                           -- --
                        07.                              7.
                        -- --                           -- --

For each procedure code, enter the date on which the procedure was performed. If the corresponding dates for procedures do not appear on either the Physician Attestation, UB-82 form, or medical record, enter 99/99/99. If the date cannot
                                                  -- -- --
be read, enter 99/99/99.
               -- -- --

RECOMMENDED SOURCES OF DATA:  Physician Attestation
                              Physician Discharge Summary
                              UB-82 Form

MATERNAL DISCHARGE DISPOSITION

MATERNAL DISCHARGE DISPOSITION

[*      ]
/ /1  [*      ]
/ /2  [*      ]
/ /3  [*      ]
/ /4  [*      ]
/ /5  [*      ]
/ /6  [*      ]
/ /7  [*      ]
/ /8  [*      ]
/ /9  [*      ]
/ /10 [*      ]

[*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

               SECTION C:  INFORMATION ABOUT PRIOR PREGNANCIES

[*      ]


                                    IV-12

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- --------------
* Confidential portions omitted and filed separately with the Commission.

           SECTION D: OBSTETRICAL CONDITIONS WITH CURRENT PREGNANCY

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

             SECTION E: OTHER INFORMATION ABOUT CURRENT PREGNANCY

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

                       SECTION F:  DELIVERY INFORMATION


[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ----------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

                           SECTION G: TRANSFUSIONS

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

                        SECTION H: INFANT INFORMATION

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

                    CLEVELAND HEALTH QUALITY CHOICE PROGRAM






                                   SECTION V

                                MEDICAL/SURGICAL

                             DATA ABSTRACTION FORM

                                      AND

                           DATA COLLECTION GUIDELINES

                    CLEVELAND HEALTH QUALITY CHOICE PROGRAM

          MEDICAL/SURGICAL ABSTRACTION FORM DATA COLLECTION GUIDELINES

                                   VERSION 2

                     SECTION A: ADMINISTRATIVE INFORMATION

  HOSPITAL ID NUMBER:                   DATE RECORD ABSTRACTED:    /  /
                      --                                         -- -- --
  ABSTRACTOR ID NUMBER:                 TOTAL ABSTRACTION TIME:    minutes
                       ---                                      ---

HOSPITAL IDENTIFICATION (ID) NUMBER:

     Each participating hospital has a UNIQUE two digit identification number. This ID number must be recorded on EACH data abstraction form.

ABSTRACTOR IDENTIFICATION (ID) NUMBER:

     Every abstractor should have a UNIQUE PERSONAL three digit identification number assigned by CHQCP (for example, 0 0 5, 0 2 8, 1 5 7). Record this
     number.                                - - -  - - -  - - -

DATE RECORD ABSTRACTED:

     Record the date you fill out the form. If the form completion takes more than one day, record the day the form was completed.

TOTAL ABSTRACTION TIME:

     Record how much time it took to abstract the medical record using the CHQCP Data Abstraction Form. Only the time spent on chart abstraction should be recorded; time spent on chart retrieval and other related tasks should not be included. Time should be recorded in minutes.

                     SECTION B: GENERAL PATIENT INFORMATION

IDENTIFICATION (ID) NUMBER

  ID NUMBER:
                  ----------

Each hospital determines the patient Identification (ID) Number used for this program. This field is a maximum of ten characters in length. The letters A-Z and numbers 0-9 are allowed. There should not be any embedded blanks or special characters in the field. Data should be LEFT-JUSTIFIED. Three correct and three incorrect examples follow:

        EXAMPLES:

        CORRECT:        4452344                 INCORRECT:         6623
                        ----------                              ----------
                        AC359                                      A268
                        ----------                              ----------
                        409635823A                              511 &32
                        ----------                              ----------


RECOMMENDED SOURCE OF DATA:  Admission Face Sheet




SOCIAL SECURITY NUMBER

  SOCIAL SECURITY NUMBER:
                                  -  -
                               --- -- ----

Enter the patient's Social Security Number:

RECOMMENDED SOURCE OF DATA:  Admission Face Sheet

ZIP CODE

ZIP CODE:      -
          ----- ----

Enter the patient's zip code. If only the 5 digit zip code is available, enter that in the spaces to the left of the dash. If the 4 digit zip code extension is also available, enter those numbers to the right of the dash; if the zip code extension is not available, leave the space to the right of the dash blank.


RECOMMENDED SOURCE OF DATA:  Admission face sheet


BIRTHDATE

BIRTHDATE    /  /
          -- -- --

Enter the patient's birthdate.


RECOMMENDED SOURCE OF DATA:  Admission face sheet



AGE


  AGE:
        ---

Enter the patient's age in years.


RECOMMENDED SOURCE OF DATA:  Admission face sheet

RACE

RACE (check one):
/ / 1  White
/ / 2  Black
/ / 3  Other
/ / 4  Not documented

CHECK THE BOX that best describes the patient's race. Do not check more than one box. If race is designated on the face sheet, use this information. Check "Other" if race other than black or white is documented (see below). If race is not documented on the face sheet, review the patient's admitting history and physical for this information. If racial designation is absent or unclear, check "Not documented."

                TERM                    EQUIVALENT TERMS
                ----                    ----------------

                White                   Caucasian
                                        Hispanic (if not clarified further)

                Black                   African American
                                        Afro-American
                                        Negro

                Other                   American Indian
                (includes, but is       Arab
                not limited to:)        Asian/Pacific Islander
                                        Indian
                                        Oriental

                Not Documented          Patient's race is not documented on the
                                        admission face sheet and is absent,
                                        unclear, or contradictory in the
                                        patient's admitting history and
                                        physical.


RECOMMENDED SOURCES OF DATA:  Admission Face Sheet
                              Admitting History and Physical

SEX

 SEX:  (check one)
 / /1  Male
 / /2  Female
 / /3  Not documented

Check whether the patient is listed as male or female. If the sex is not clear (that is, patient named Chris, with no designation of gender) or the patient's sex cannot be determined from the medical record, check "Not documented." If the patient has had a sex change operation, record the patient's gender prior to the operation.

Check only one box.


RECOMMENDED SOURCES OF DATA:  Admission Face Sheet
                               Admitting History & Physical


ADMISSION DATE AND DISCHARGE DATE

ADMISSION DATE:  __/__/__/

DISCHARGE DATE:  __/__/__/

Enter the dates of admission and discharge as recorded on the hospital's admission face sheet or record. If the patient expired during the hospitalization, record the date of death as the date of discharge.

RECOMMENDED SOURCE OF DATA:    Admission Face Sheet or Record


HOSPITAL INTERVAL BEGAN:

HOSPITAL INTERVAL BEGAN:  __/__/__

Enter the date the Hospital Interval (Hospitalization) began.


RECOMMENDED SOURCES OF DATA:   Admission History and Physical
                               Emergency Room Record
                               Nurse Assessment Form
                               Discharge Summary

PRIMARY INSURANCE

PRIMARY INSURANCE (check one):
/ /1  Commercial insurance
/ /2  Medicare
/ /3  Medicaid
/ /4  County aid (GAM)
/ /5  Workers compensation
/ /6  Self pay
/ /7  Uninsured
/ /8  Other
/ /9  Not documented

Enter the primary source of payment used by the patient during this hospitalization. If multiple insurance sources are listed, check the source designated as primary on the face sheet, or the first source listed if a primary source is not designated. Choose only one of the following:


TERM                      EQUIVALENT TERMS
- ----                      ----------------
Commercial insurance      Major Medical Plans
                          HMOs
                          PPOs

Medicare                  None

Medicaid                  AABD (Aid to the Aged, Blind, & Disabled)
                          AFDC (Aid to Families with Dependent Children) MANG (Medical Assistance, No Grant)
                          General Assistance Recipients

County aid                Recipients of public aid money from Cuyahoga County

Workers compensation      None

Self pay                  None

Uninsured                 None

Other Non-traditional and foreign third-party health care coverage (for example, VA transfer with bill to be paid by the VA for services not available at a VA hospital)

                          CHAMPUS

Not documented            None



RECOMMENDED SOURCE OF DATA:    Admission Face Sheet

                 SECTION C: PATIENT STATUS ON HOSPITALIZATION

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

DIAGNOSIS CODES (ICD-9-CM):

  DIAGNOSIS CODES (ICD-9-CM):

  Record all documented ICD-9-CM diagnosis codes.

        Principal:        .
                  - - - -   - -

        Secondary:

                .
        - - - -   - -
                .
        - - - -   - -
                .
        - - - -   - -
                .
        - - - -   - -
                .

                .

                .

                .
        - - - -   - -
                .
        - - - -   - -
                .
        - - - -   - -


  / /   Additional diagnosis codes documented


Record the diagnosis ICD-9-CM codes listed on the Physician Attestation and on the UB-82 form. List the principal (primary) ICD-9-CM diagnosis code and the first twenty five (25) secondary ICD-9-CM diagnosis codes. If a principal ICD-9-CM code is not indicated, list all codes as "Secondary." If more diagnosis codes are documented than can be listed, check "Additional diagnosis codes documented."

Record ICD-9-CM codes by ALWAYS filling in the three spaces before the decimal point. If a code contains a fourth digit, or a fourth and fifth digit, record those digits after the decimal point. Otherwise, leave these spaces blank.
The first space is reserved for "E" codes ONLY. If an "E" code is not present, this space should remain blank. The second space (space immediately adjacent to the "E" code) is reserved for either a "V" code or a numeral from 0 to 9. The two spaces to the left of the decimal must contain a numeral from 0 to 9.

        EXAMPLES:

        CORRECT:        E 9 2 6 . 3             INCORRECT:        E 9 2 . 6 3
                        - - - -   - -                           - - - -   - -
                          V 2 3 . 0                             V 2 3   .
                        - - - -   - -                           - - - -   - -
                          6 5 0 .                                     6 . 5 0
                        - - - -   - -                           - - - -   - -
                          0 1 2 . 9 0
                        - - - -   - -


RECOMMENDED SOURCES OF DATA:  Physician Attestation
                              Physician Discharge Summary
                              UB-82 Form

PROCEDURE CODES (ICD-9-CM):


  PROCEDURE CODES (ICD-9-CM) AND DATE OF
  PROCEDURE:

  Record all documented ICD-9-CM procedure codes and the date each procedure was performed.


      .                /    /
  - -   - -        - -  - -  - -
      .                /    /
  - -   - -        - -  - -  - -
      .                /    /
  - -   - -        - -  - -  - -
      .                /    /
  - -   - -        - -  - -  - -
     .          .

     .          .

     .          .

      .                /    /
  - -   - -        - -  - -  - -
      .                /    /
  - -   - -        - -  - -  - -
      .                /    /
  - -   - -        - -  - -  - -



  [ ]  Additional procedure codes documented


Record the ICD-9-CM procedure codes listed on the Physician Attestation and on the UB-82 form. List the first twenty seven (27) ICD-9-CM procedure codes and their corresponding dates on the form. If more than twenty seven (27) codes are documented, check "Additional procedure codes documented."

When entering ICD-9-CM codes, begin with the first space on the left. Always fill in both spaces before the decimal point. If a code has only one digit before the decimal, place a zero in the first space (0 7. _ _). If a code has two digits only, leave both spaces blank after the decimal point (7 7. _ _). If a code has three digits only, leave the right-hand space blank (7 7 . 7 _). If a code has four digits, fill in all blanks (7 7. 7 7).

For each procedure code, enter the date on which the procedure was performed. Be sure to enter a date for each procedure. If the dates for procedures do not appear on the Physician Attestation, the UB-82 form, or the medical record, or if the date cannot be read, enter 9 9/9 9/9 9.

        EXAMPLES:

        correct:        0 7 .           incorrect:        7 .
                        - -   - -                       - -   - -
                        1 4 . 6                         1 4 .   6
                        - -   - -                       - -   - -
                        0 9 . 0 1                         9 . 0 1
                        - -   - -                       - -   - -


RECOMMENDED SOURCES OF DATA:  Physician Attestation
                              Physician Discharge Summary
                              UB-82 Form

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

                    SECTION D: PATIENT STATUS AT DISCHARGE


[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

                       SECTION E: PHYSICAL EXAMINATION

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- ---------------
* Confidential portions omitted and filed separately with the Commission.

[*       ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*      ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                         SECTION F:  HOSPITAL COURSE

[*       ]


                                     V-41

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                        SECTION G:  RADIOLOGY AND EKG

[*     ]


                                     V-53

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

                                     V-58
- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

                            SECTION H:  LABORATORY
[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]

- -------
* Confidential portions omitted and filed separately with the Commission.

[*     ]


                                     V-70
- -------
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           SECTION I:  DISEASE OR PROCEDURE - SPECIFIC INFORMATION

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
                     [*    ] ANALYSIS LOGISTIC REGRESSION

CONDITION:    [*    ]


Total Eligible Cases:   [*    ]
Regression Cases:       [*    ]

GROUPING          VARIABLE NAME       VARIABLE DESCRIPTION      MISSING VALUES

[*    ]



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                                   [*     ]


                             The LOGISTIC Procedure

                    Analysis of Maximum Likelihood Estimates

 Variable DF   Parameter  Standard   Wald        Pr >     Standardized    Odds
               Estimate    Error  Chi-Square  Chi-Square    Estimate      Ratio

[*     ]



         Association of Predicted Probabilities and Observed Responses


Concordant = [*     ]              Somers'  D = [*     ]
Discordant = [*     ]              Gamma      = [*     ]
Tied       = [*     ]              Tau-a      = [*     ]
[*     ]                           c          = [*     ]


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                    [*      ]ANALYSIS LOGISTIC REGRESSION


CONDITION:[*      ]


Total Eligible Cases:[*      ]
Regression Cases:    [*      ]



GROUPING    VARIABLE NAME     VARIABLE DESCRIPTION      MISSING VALUES

[*      ]





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
[*     ]

                            The LOGISTIC Procedure

                   Analysis of Maximum Likelihood Estimates



                    Parameter     Standard        Wald               Pr  >      Standardized       Odds
Variable     DF     Estimate        Error      Chi-Square        Chi-Square       Estimate         Ratio
[*      ]



         Association of Predicted Probabilities and Observed Responses


Concordant = [*      ]         Somers' D = [*      ]
Discordant = [*      ]         Gamma     = [*      ]
Tied       = [*      ]         Tau-a     = [*      ]
[*      ]                      c         = [*      ]









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
                                 ADDENDUM #2


                                 EXPERT PANEL
                                  REVIEW OF
                                    CHOICE

Henry Krakauer                                        16 December 1992

        Analysis Plan for Patient Outcomes by Michael Pine Associates.

Summary:

The Greater Cleveland Health Quality Choice Project (GCHQCP) commissioned Michael Pine and Associates (MPA) to develop a plan for the analysis of indicators of the quality of the care provided by the Cleveland hospitals. Consultation with clinicians and allied professionals led to the identification of selected surgical and diagnostic categories into which hospitalized patients are to be grouped, and of the indicators (mortality, length of stay and several inpatient events) to be evaluated. The panels also developed a preliminary identification of sets of patient risk factors whose presence might increase the probability of death, prolonged stay or inpatient events and which, therefore, must also be taken into account.

On the basis of this guidance, MPA prepared detailed forms specifying the data elements to be abstracted by members of staffs the participating hospitals, and provided the necessary training. Upon completion of the first phase of data collection, MPA developed an analytic plan which has been, at this point, applied to two indicators, in-patient mortality and length of stay. The plan entails extensive review and "cleaning" of the collected data. This process results in the removal of records with missing key data items, the imputation of values for cases in which variable values were missing, and the identification of variables through univariate techniques and through stepwise regressions that were substantial predictors of the indicators. Logistic regression was used for the analysis of mortality rates and ordinary least-squares (OLS) for length of stay. A technique for the computation of the variance of the residual mortality rate for the hospital was developed to identify those with distinctly unexpected adverse outcomes.

The technique chosen for testing the stability of the modeling process was split-sample cross-validation. Its purpose is to confirm the reliability of predictor variables to be included in the final regressions and the stability of the predictions.

The goodness of fit statistics selected were the area under the ROC curve (alias the proportion of concordant pairs of C-statistic) and the Hosmer-Lemeshow test for mortality rates and the R-squared for the lengths of stay.

Four medical conditions and one combined surgical condition were analyzed in terms of the probability of death, and fourteen for length of stay. Extensive preliminary analyses of the collected data were performed to identify the variables suitable for inclusion in the initial stepwise regressions. The final models appear to substantially distinguish among patients in terms of the probability of death (with C-statistics in the range 0.81-0.90) and to account for modest proportions of the variances in length of stay (R-squared of 0.16-0.46). The predicted mortality rates at the hospitals span a substantial range (5.3-9.9%) of the observed rates (2.5-10.2%) for the combined populations. The length of stay ranges are rather smaller, both in terms of the observed and the predicted.

Critique:

This project represents the GCHQC Program's attempt to assess the performance of hospitals through the use of outcomes as indicators of the quality of care. The recognition that outcomes, i.e. the impact of care on the health of the patient, are the proper measures of the quality of health care services, marks a substantial conceptual advance in the field of quality assessment/assurance.
The difficulties and limitations of conventional approaches which entail the determination by reviewers whether the process of care in individual cases has met specified criteria are well-known. They are being replaced by approaches of the type adopted by the GCHQC Program by agencies as varied as the Joint Commission, the Department of Defense and the Medicare Peer Review Organizations. The one fundamental flaw of the present effort is the very limited time horizon of the analyses: only the events in a given hospitalization are available for assessment. A sounder approach to the evaluation of a hospital's impact on the health of the patient would address the evolution of the patient's condition over time even beyond discharge.
This, however, would require the collection of a unique patient identifier to permit linkage of hospitalizations and to other sources of information such as State death certificate data. The collection of unique patient identifiers, although carried out by Medicare and other insurers, is perceived as threatening and generally resisted by the providers of care.

The techniques adopted by MPA are consistent with those of others who have undertaken similar analyses. The use of panels of experts to define the scope and focus of the analyses, to select the outcome indicators, and to and provide initial specifications of the risk factors is appropriate. The analytic methodologies (logistic regression for mortality and OLS for length of stay) are the generally accepted ones and do represent the state-of-the-art. The basic approaches to the selection of cases, variables, validation of the models and stratification of hospitals by performance, are basically sound. However, specific steps in these processes chosen by MPA do require comment.

Case Selection:

Cohorts were defined by means of ICD-9-CM diagnostic and procedure codes. To achieve sufficient size to permit stable estimation of risk-adjusted outcomes, considerable heterogeneity of the cohorts had to be tolerated. In some instances, this may call the correctness of the designation of the cohort into question. For example, the inclusion of all the patients with the diagnostic code 433 in the cohort "Stroke" may be misleading because this code includes patients with stenosis of precerebral vessels whose admission may have been for diagnostic studies or carotid endarterectomy. Similar clinically striking heterogeneity exists, for example, in the "Combined Surgery" and "GI Hemorrhage" categories. As the distribution of the cases in specific subcategories with different levels of presumed risk may differ among the hospitals, it is imperative that, if greater homogeneity cannot be achieved as a practical matter, the consequences of the heterogeneity be clearly recognized in the analyses. This is best achieved by including in the initial stepwise regressions covariates for ICD-9-CM code principal diagnosis and procedure groups that appear clinically to represent different levels of risk (e.g. codes that include precerebral vascular stenosis or occlusion vs codes for cerebral thrombosis vs codes for cerebral hemorrhages. If the detailed clinical data also included in the variable lists adequately represent the levels of risk embodied in the diagnostic codes so that the latter are not retained in the stepwise regressions, so be it. It may be that the code groups were considered in the initial univariate cross-tabs of risk factors vs outcomes, did not appear to be significantly correlated, and were, therefore, dropped from subsequent analyses. If such results are counterintuitive, they are not a sufficient reason for exclusion of these variables from the initial stepwise regressions. Clinicians will not accept analyses in which obvious risk heterogeneity appears to have been overlooked.

The reconstitution of a "Combined Medical/Surgical" group for feedback to hospitals raises a point that might be useful in future analyses. The current analyses focused on specific conditions and procedures because of the impression that, to be most useful to hospitals as guides to specific areas where improvement could be achieved, such specificity is needed. The consequence of the narrow focus is limited sample size and resolving power in the analyses. The reassembly of a combined group still fails to provide a clear insight into the overall performance of the hospital because the case-mix may not be accurately reflected in the combination of the selected categories. I would recommend that, if the intent is to continue to release data on the combined population, there be included in the analyses a random sample of the overall hospital population. Oversampling of the specific categories would still be carried out, but the sampling design would permit a valid reconstruction through weighting of the overall experience of the hospital.

Variable Selection and Specifications

The objective of this phase of the work is to identify the set of variables that accurately and stably distinguish among individual patients in terms of the probability of occurrence of the specified indicators. The criteria for inclusion in the final model must be both statistical power and clinical plausibility. The fundamental reason to undertake the selection of variables to be included in final model rather than simply construct a model containing all the variables identified by the panels of clinicians as potentially important predictors of the outcome is that clinical data tend to be redundant, with multiple descriptors addressing similar aspects of a physiologic or functional abnormality. The statistical consequence is multicollinearity, an undesirable feature of regression models when it is extensive. The preliminary screening of the variables by means of univariate cross-tabs vs. the outcome variable, while useful, is neither a necessary nor a sufficient criterion for inclusion or exclusion. As noted above, clinical plausibility must also be considered, certainly at this stage of the project. Similarly, the results of stepwise regressions should also be reviewed from the perspective of clinical plausibility because of the potentially peculiar effects of confounding and collinearity. It may well be preferable to include the more clinically plausible member of a pair of variables which address the same finding, even though, when entered together, the other tends to be retained in the stepwise regressions. Of course, if the clinically plausible variable does not survive when entered without its alternative, the verdict of the stepwise should not be overridden. That is, clinically plausible predictors of outcome that are shown empirically not to be so should not be retained solely for

"political" reasons.

The fact that a finding is not consistently recorded by all hospitals is not a sufficient reason for its exclusion from the analyses. Evidently, at least a segment of the community believes that it is important to the care of the patient, i.e. that it is an important predictor of outcome. For such a variable, the fact that it was not collected can be identified by a new binary variable assigned a value of 1. Its value would be 0 if it was collected. The value of the variable for the finding itself can then be assigned a value of 0 or some other default value if it was not collected. The pair, the variable for the finding and for whether it was recorded, must then be run as a pair in the regressions and in the predictions. The imputation of normal values in instances when a value was not recorded for a variable should be done only if there is a strong presumption that the test is not performed only in the face a high probability that its results would fall in the normal range. Certainly, a variable should not be dropped, nor should it be assigned a normal value when missing, if it appears that its inconsistent collection is due to differing technologic capabilities or philosophies among the hospitals.

The objective of the stepwise regressions is the final construction of a set of variables that accurately account for the contribution of the patient's condition to the probability of the occurrence of the indicator in the patient. The criteria for the retention of a variable should be somewhat different than if the objective had been the identification of the risk factors that are independent and statistically significant predictors of the outcome. It is more important to retain an substantial predictor (one whose coefficient is large in magnitude) even if the P value of its coefficient does not quite fall below .05 (or .02 or .01 as the case may be). The reason is that the predictions for the individuals with that risk factor will be poor, and those individuals may cluster at one or a few hospitals. Of course, if in the validation tests, that variable is a source of considerable instability of the predictions, it may well be preferable to drop the variable. But the effect can and should be tested. It may be wise to consider a cutoff P < 0.1 in the stepwise regressions, so long as the predictions remain stable. The impact of omitting variables on the predictions can be tested by comparing the observed and predicted outcomes in cohort stratified according to the values of the omitted variables. If good agreement between the observed and predicted outcomes is obtained for in cohorts stratified on variables contained in the model (i.e., if the model intrinsically works well, as the MPA models do), and the agreement remains good for the cohorts stratified on the omitted variables, then they are indeed safely omitted. (For an example of this approach, see the accompanying MS "Predicting the Course of Disease".) This concept carries over to the estimates of the hospital effects because the current regressions do not contain covariates for the hospitals the effect of the hospital on the outcome is substantial if a large difference exists between the observed and predicted experience of its patients. (Of course, whether that effect is due to hospital practices or to patient risk factors not included in the model is the crucial issue.)

Computation of Variance:

This is the most troublesome component of the analyses because of the complexity of the computation of the uncertainty of the estimate of the effect of the hospital on the probability of the occurrence. The procedure proposed by MPA is based on a theoretical development by David Smith whose details I do not have. The uncertainty in the residual mortality rate (the difference between the observed and the predicted) for a hospital is given as less than that due to the binomial variance (SQRT(PQ/N)). The theoretical development due to Clift Bailey and used in the Medicare Hospital Mortality Information, on the other hand, bases the uncertainty in the hospital effect on 4 components of variance, the two that are of non-negligible magnitude being the binomial variance and an added term for interhospital differences not accounted for by the patient-level model. The formulation is presented in detail in Volume 25 (the Technical Supplement) of the 1990 Medicare Hospital Mortality Information (Section A and Appendix C). Briefly, this added component is V(3) = (1-1/n) M(THETA), where

                               2          2
               M(THETA) = (A-B) /(R/SIGMA)

A = prediction on the basis of a model containing patient and hospital effects B = prediction on the basis of a model containing patient effects only
(A-B) is, therefore, the residual, R, and OMEGA is the standard deviation of the
                                               2
hospital effect. Consequently, M(THETA) = SIGMA .
The quantity (R/SIGMA) is obtained in a complicated way. If the model is run with and without a covariate for the hospital, twice the difference of the log likelihoods of the models is the chi-squared.
This translates into a P value and back into a z-score = R/SIGMA.
Some of the complexity of Clift Bailey's approach results form the fact that the chi-squared obtained from the regressions refer to the experience over the 182 days of followup use by HCFA. The main point, however, is the presence of the added component of variance.

In the case of logistic regressions on inpatient death, a more direct approach may be possible. One possibility is to form the linear sum (LS) of coefficients and covariaties for each observation and treat it as a covariate in a logistic regression containing in addition a hospital indicator variable. (Indeed, LS = log(p/(1-p)), where p = the predicted probability of death, a product of the prior regressions.) (Note also that the regressions could each be limited to the populations of each hospital, with the intercept term giving the hospital effect.) The result of the regression would be (l) a direct estimate of the hospital effect in the form of a (log) odds ratio, and (2) a direct estimate of the P-value of the hospital effect. The resource costs are not great. Using (Intercooled) Stata, a logistic regression on over 3000 observations and 28 covariates converges in less than a minute. Predictions and ROC and Brier statistics are readily computed thereafter.

(I must confess considerable curiosity about the result of such an exploration, although, not being a trained statistician, I cannot vouch for its theoretical validity. I am, however, quite concerned about the construction of the variance of the hospital residual in view of the different approaches taken by Clift Bailey and David Smith).

Validation:

The approach proposed by MPA, split sample cross-validation, is inherently sound, especially if sample sizes are large. Somewhat different questions are addressed by splitting by random sampling or in a systematic process such as by time frame. The latter is also subject to variation due to adaptations of the hospitals to the study itself, as well as that due to systematic changes in hospital practices due to other factors such as changes in staff or policies. The former directly addresses the stability of the estimates and predictions. In view of the impending availability of newly abstracted data (Wave II) as well as of the set on which the previously submitted analyses were based (Wave I), both tests are advisable.

Models should be routinely subjected to conventional analyses of residuals (observed-predicted) to test the validity of the specification of the composition of the models and the specification of the form of the continuous covariates. The test of the consequence of omission of specific variables was described above.

Consideration should be given to an approach using recreation of populations by random sampling with replacement (bootstrap sampling). Given the population sizes, creation of a few (5-10) replicate populations of equal size but varying case mix, would produce useful estimates of the stability (standard deviations) of the estimates of the regression coefficients and, more importantly, of the predictions (see also "Predicting the Course of Disease").

The goodness-of-fit statistic that appears to be most appropriate to the assessment of the logistic regression models is the proportion of concordant pairs or area under the ROC curve. The rank order correlation coefficient of the observed events and predicted probabilities (Somer's Dyx) is linearly related to it and fully equivalent. the Hosmer-Lemeshow test is not anchored at the end of poor fit. The Brier score has one substantial defect: it measures principally the accuracy of the prediction on average rather than the discrimination between the individuals provided by the model. The score is nearly the same if individual predictions spanning a substantial range are used, or if the average of the predictions (or of the observed, they are the same in the model in question) is used. The component "reliability-in-the-small" provides somewhat better discrimination.

Data Presentation:

The presentation of ranges of predicted values (confidence intervals) invites misuse of the data by prompting the simple question of whether the observed rate is inside or outside the interval. Presentation of the observed and predicted rates along with a measure of uncertainty (standard error) and, if desired, a P value would be preferable.

Comments from Hospitals:

The comments fall into five categories:
(1) Appeal to the anecdote. Individual cases are cited to point out that a variable that the clinician feels is important has been left out. the criticism is valid if that variable was overlooked and is important. However, most commonly it was considered but was dropped in the stepwise regressions. It is, therefore, very important that the initial lists of variables for the stepwise regressions be distributed along with the final results. The response that a variable was not abstracted because it is not collected consistently or because abstracting is too burdensome is not acceptable. The first can be dealt with with a covariate for "missing", and the second is no excuse at all if the variable is important.

(2) The recently "discovered" important predictor. This is a variant of the variable not consistently collected, but the excuse for its absence is more solid. Because experience with it is limited, it may in fact not pan out. But most importantly, because it is new, future analyses can include it and result in an objective, empirical assessment of it importance.

(3) The clinically astute but statistically naive. The problem here is a failure to appreciate how multiple regressions function. The best response is a clinical one - there is much redundancy in clinical data and just because a particular finding is not represented in the final regressions does not mean that the physiologic problem it describes is not accounted for. This can be strongly backed up by the lists of variables for the initial stepwise regressions. It should also be emphasized that the purpose of the regressions is prediction, not the identification of specific important predictors. Therefore, what is important is that the physiologic aberration be accounted for, not that a particular single best reporter of it be present in the final regression.

(4) The thoughtful but too demanding. The best example is the response containing the graphs of the observed vs. the predicted mortality rates. If the quality of care is to have a bearing on outcome, models containing only patient characteristics cannot be completely predictive. In addition, the "noise" (variability) is expected to be highest at the extremes of mortality and LOS because of the low number of cases (as the Figures show) and because breakdowns in care are likely to show up there. What is striking about Figures 3 and 4 is how closely the predicted tracks the observed. A very poor model would result in the predicted values crowding in the vicinity of the average mortality rate and quite unable to predicted extremely high or low rates. These Figures are great ads for the MPA models.

(5) The very helpful. This includes the Kilroy letter and those from the Cleveland Clinic, especially from Furlan.

MPA Responses:

The most telling point is made by the very substantial goodness of fit measures. However, the most serious criticisms addressed not the technical aspects of the modeling but the choice (and absence) of specific risk factors, i.e. issues of clinical plausibility. The responses of MPA tended to give as reasons for the absence of variables the difficulty or inconsistency in abstraction. As indicated above, such reasons are not entirely satisfactory because mechanisms that would permit the evaluation of inconsistently collected variables are available and their use should be attempted. If some variables are indeed not recorded in a consistent manner, their predictive power will be very limited and they will drop out in the analyses.

Summary Evaluation and Recommendations:

(1) The MPA models using logistic regression for the analyses of inpatient mortality are state-of-the-art and display impressive performance. The predictions clearly span nearly the range of observed probabilities of death in stratified cohorts (Figures 3 and 4 mentioned above). A further major improvement would result from assessment of mortality rates within fixed but extended periods, but the necessary data are not available to MPA.

(2) The utility of the length of stay analyses is uncertain. It is unclear what the length of stay reports. It is not necessarily a surrogate for expense unless payment to hospitals is on a per diem basis. Nor is the length of stay necessarily a marker for the proficiency of the care because it is affected by many factors dependent on hospital or regulatory policy or availability of places to which to discharge patients and not only patient characteristics and provider skills.

(3) The specification of the components of variance is the one fundamentally troubling component. A sound theoretical basis for the approach taken should be provided. An alternative approach, as suggested, using estimation of hospital regression coefficients should perhaps be considered.

(4) Careful attention must be paid to the issue of the heterogeneity of the patient categories. I would not accept the recommendation that high-risk patients be analyzed separately. However, more extensive use of covariates associated, in the opinions of clinicians, with elevated risk should be made.

(5) The discarding of variables whose collection varies among hospitals and the imputation of normal values to variables whose values were not recorded must be carried out very carefully to avoid undermining the clinical plausibility of the analyses. The presentation of the results of the analyses should be accompanied by lists of the variables initially considered with an explanation of why those that were deemed important by clinicians failed to appear in the final models. It is important to emphasize to the community that model building is an iterative/learning process. The composition of the model will change as medical technology advances providing new data on patient risks, as clinical insights sharpen, and as the empirical testing of presumed risk factors in the modeling process identifies the arrays of risk factors that carry the predictive power and the data that are redundant. The input of the community is needed continually in this process of ongoing refinement.

(6) The split-sample validation with use of training and test data sets is an important confidence-building exercise. The prediction into an independent, newly collected data set is the ultimate test, but should not be the only validation because of possible changes over time in hospital practices, technologies and staffing patterns which may result in reduced predictability. Thus, training and test cohorts costructed by random sampling should also be used.

The usual tests of the adequacy models involving analysis of residuals should also be carried. The stratification of cohorts in whom comparisons of observed and predicted outcomes are made should be on the basis of variables contained in the model, as well as variables omitted from the models.

Overall, the achievements of the project to data are very substantial and reflect much thought and work and represent and impressive first iteration. The use of measures of the condition or health of the patient resulting from the care provided as indicators of the quality of that care is correct and to be commended. The analytic approach is highly sophisticated. A number of the shortcomings represent compromises with practical limitations. As is always the case with compromises, alternative choices can be argued and have been suggested.

             AN INITIAL REVIEW OF MORTALITY AND LENGTH-OF-STAY RISK ADJUSTMENT METHODOLOGY DEVELOPED FOR GREATER CLEVELAND
                         HEALTH QUALITY CHOICE PROJECT


                            J. WILLIAM THOMAS, PH.D.
                           THE UNIVERSITY OF MICHIGAN
                               DECEMBER 27, 1992


PURPOSE AND APPROACH

The purpose of this report is to provide Greater Cleveland Health Quality Choice (GCHQC) with an objective assessment of the methods being used for the development and release of data on risk-adjusted outcomes experienced at Cleveland area hospitals. The data are intended to provide Cleveland's health care purchasers and consumers with information on the relative quality of services provided by area hospitals. This review is based on documents, provided by Dr. Gary Rosenthal, that describe the objectives, methods, and findings of the risk-modeling analyses being carried out by Michael Pine and Associates (MPA) for GCHQC; and on information obtained during a meeting held on December 11, 1992, that I attended along with Drs. Harper, Krakauer, Rosenthal, and Pine, and Dr. Pine's staff.

EVALUATION FRAMEWORK

In preparing and releasing risk-adjusted mortality statistics, Greater Cleveland Health Quality Choice is seeking to provide consumers and purchasers of hospital care with data describing the relative quality of services available from area hospitals; the data are also intended to be useful for hospitals' own quality improvement efforts. The approach to health care quality measurement being used in this effort is based on the assumption that observed variation in mortality rates across hospitals is composed of three components:

         1. Systematic differences in the clinical characteristics (casemix, severity) of patients treated;

         2. Differences in quality, and hence effectiveness, of care provided to patients; and

         3. Randomness, resulting from factors that remain unexplained or unmeasurable given the current state-of-the-art.

Because of the first of these components, we would expect the number of patients who die to vary from provider to provider, even if quality of care were uniformly excellent. Thus, before drawing inferences about provider quality-of-care performance based on differences in observed mortality rates, we first must control for differences across providers in the clinical characteristics of their patients. Any remaining variability then can then be attributed to some combination of quality differences and randomness; and using appropriate statistical methods we can identify outlier providers, those whose risk-adjusted mortality rates are so much higher (or lower) than expected that the differences are unlikely to have occurred by chance. These outlier hospitals are presumed to be delivering care of poorer (or better) than average quality.

When evaluating methodologies that base quality-of-care inferences on rates of adverse outcomes, I find it useful to use the framework above in order to identify sources of possible measurement error -- reasons why the measures might be wrong. If we then can assure ourselves that the measurement methodology is free of all of the identified problems, we can be reasonably confident that indicated quality differences are real and that provider quality-of-care is portrayed accurately. There are four such problems that come readily to mind.

First, the chosen outcome indicator (e.g., death, early readmission) might be irrelevant to the objectives of the care being delivered or may be highly insensitive to variations in quality. This might be the case, for example, if we chose to evaluate the quality of orthopedic surgery based on hospital mortality rates. In this situation, outcome rate differences that remain after controlling for patients' clinical characteristics represent random error only, and providers identified as outliers are likely to be unfairly criticized (praised) for delivering poor (good) quality care.

The second way in which we can reach inaccurate conclusions about provider quality is to use an incorrectly specified risk model when controlling for differences in patients' clinical characteristics. Erroneous inferences about quality are likely if the risk model fails to adjust adequately for factors related significantly to outcome risks, and if these factors vary systematically across providers. This can occur if important risk predictors are not considered or if functional relationships are misspecified. It also can occur if data used for model estimation are flawed -- e.g., if significant measurement errors are present or if the data are otherwise not representative of the population of patients to be analyzed. (Omission of patient characteristics that do not vary systematically across providers will not necessarily compromise the accuracy of conclusions about quality, even if they relate significantly to risks of adverse outcomes.) In addition to omission or incorrect specification or significant variables, the usefulness of a risk model can be compromised by inclusion of inappropriate factors. For example, if iatrogenic pneumonia were a common and early occurring result of substandard care, inclusion of elevated temperature in a mortality risk model would likely lead to higher estimated risks for cases involving poor quality. As a consequence, when using these risk estimates to control for provider differences, we would be removing not only the influence of systematic differences in patients' clinical characteristics (component 1 above), but those resulting from quality of care variations (component 2). Again, the residual variation in risk-adjusted mortality would represent only random error, and inferences about provider quality of care would likely be erroneous.

The third area of potential difficulty when using risk-adjusted outcomes as a basis for inferences about provider quality is the data to which a previously estimated risk model is applied. Even if the model were found to include all (and only) appropriate risk predictors and to have been correctly estimated using accurate data, conclusions about provider quality may be inaccurate if subsequent data collection procedures are flawed. Data errors can occur because of problems with reliability (due, for example, to ambiguities in data item definitions), because of poor data collection procedures and quality control, and because of intentional manipulation of data by persons or organizations whose performance is being monitored.

A fourth area of concern in the use of risk-adjusted outcomes for assessing provider quality is the appropriateness of the statistical procedures used when interpreting findings. For example, do the indicator statistics incorporate sample size adjustments when necessary, and are the confidence limits used for identification of outliers calculated appropriately?

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
EVALUATION OF QUALITY ASSESSMENT METHODOLOGY

At this point in time, there is a reasonable body of evidence in the health services literature that risk-adjusted mortality rates can represent valid indicators of hospital quality of care (e.g., Park et al. 1990; Kahn et al. 1990a; Hannan et al., 1990). My own research supports this conclusion (Thomas et al., in press). To my knowledge, however, there is no comparable evidence to suggest that risk-adjusted length-of-stay (LOS) can be interpreted as an indicator for quality. In a recent study, I and my colleagues examined relationships between quality and risk-adjusted length-of-stay using Medicare claims data (Thomas et al., 1992). We observed that length-of-stay is significantly greater for cases judged by peer review as involving poor quality. However, we also noted that because of other factors, which vary systematically across hospitals (e.g., efficiency, teaching) and appear to influence mean length-of-stay to a greater degree than quality, risk-adjusted length-of-stay differences do not reflect hospital quality differences. Because the MPA risk-adjusted LOS models are based on detailed clinical findings, they are likely to be more sensitive to quality-of-care differences than those examined in the Thomas et al. (1992) study, which were based on administrative data elements. Nevertheless, the interpretation of risk-adjusted length-of-stay remains ambiguous, and without further evidence to the contrary these data should not be presented to the Cleveland community as indicators of quality.

In presenting more specific observations about the MPA study, I will use the framework above, starting with the fourth issue and working back to the first.

APPROPRIATENESS OF STATISTICAL PROCEDURES USED WHEN INTERPRETING FINDINGS. The basic question here is whether the confidence limits used for classifying hospitals as outliers were correctly calculated. In my view, the statistical procedures used by MPA in calculating confidence limits for hospital-level risk-adjusted mortality or risk-adjusted length-of-stay appear appropriate. Nevertheless, I do agree with Dr. Krakauer's suggestion that standard errors for individual hospital confidence limits could be obtained directly if hospital dummy variables were incorporated in the model estimation equations. The relatively large number of cases available in each of the model estimation samples and the relatively small number of hospitals to be considered makes this a feasible approach, one that may also help avoid future questions about the appropriateness of standard error calculations. In using this approach, however, the entire model (patient clinical and demographic variables, as well as hospital dummies) should not be re-estimated each time a new round of data is to be analyzed, since relative weights of individual clinical and demographic factors may be altered. Instead, hospital-level standard errors may be estimated in case-level analyses by regressing hospital dummies on the residuals of the clinical/demographic equations; i.e., on the difference between the value of the dependent variable for each patient and the model estimate calculated using a stable set of coefficients for patient-related variables.

QUALITY OF DATA TO WHICH MODELS WILL BE APPLIED. This issue concerns data to be collected during future periods. If individual data elements are not defined with sufficient precision or if data collection procedures are lax, the data to which the risk-models will be applied and the model-derived indicators of hospital performance will both be unreliable. Further, since hospital reputations may be enhanced or diminished by the results of analyses that are based on these data, incentives exist for individual providers to attempt to portray their own performance favorably, perhaps by manipulating the data abstraction process. Such manipulation could occur simply because of hospitals biasing data recording in "friendly" directions, similar to the widely

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
observed phenomenon of "DRG creep," or it could take the form of intentionally fraudulent reporting.

To protect the integrity of risk-adjusted outcome data to be released, GCHQC should:

     -- conduct inter-rater reliability analyses on individual data elements used in the MPA models and on model-derived estimates;

     -- develop and administer a uniform program for training and certification of hospital data abstracters; and

     -- develop and administer an audit program to discourage intentional manipulation of data

If inter-rater reliability results are positive, it should be necessary to repeat the analyses only if and when modifications are made to the models. If the analyses show some data items to be unreliable, these should be redefined as necessary and the analyses repeated until an acceptable level of reliability is reached; data items that cannot be collected reliability should be excluded. (I should note that unreliable data elements are unlikely to be good predictors, and thus variables previously identified for inclusion in the MPA models will probably be found to be reliable since unreliable data elements will have been excluded by the model estimation procedure. However, it is possible that a data element previously excluded from the models, if redefined to improve reliability, might later be identified as a significant predictor.) It is my understanding that GCHQC is aware of each of these issues, and that it has a data collection audit program already in place. A similar program for certification and periodic recertification of data abstracters should be developed as well (if not already in existence).

Adequacy of RISK-ADJUSTMENTS. This issue focuses on the modeling process used by MPA, and it represents one of the principal concerns of GCHQC. In commenting on the modeling efforts of MPA, I will focus on three areas: condition group definition (patient selection), predictor variable identification/selection,and methods of analysis.

     1. Definition of Condition Groups. Before meeting at MPA in Chicago, Dr. Krakauer and I were provided by Dr. Rosenthal with documentation listing specific sets of ICD-9-CM codes used to define each condition group for mortality and LOS analyses. With one exception, I am unaware a priori of problems with the particular sets of codes chosen for group definitions. The one exception, which we discussed at our meeting, is the inclusion of cases with principal diagnoses of 410.x2 (AMI, subsequent episodes of care) in the Acute Myocardial Infarction group. The 5th digit was added to the 410 code (in 1990, I believe) specifically to allow identification of cases being admitted for care after the acute phase of AMI. For example, patients being admitted for cardiac catheterization, with or without PCTA or surgery will often have this as the principal diagnosis. In terms of mortality risk, these patients are quite different from those with a principal diagnosis of 410.x1, which refers to the initial episode of care. In our discussions, we were told that data obtained during the Wave I phase of data collection were coded prior to the definition of the 5th digit for this group. Given the significance of the distinction represented by this 5th digit, the AMI models should be re-estimated using data that exclude 410.x2 cases. This can be done by excluding data on cases coded prior to the ICD-9-CM change (perhaps using Wave II data only), or by having hospitals go back to previously abstracted 410.x cases and recoding to obtain the 5th digit.

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
         Although this is the only such definitional problem that is readily apparent to me based on inspection of ICD-9-CM codes, I would expect that at least some of the other condition groups might suffer from similarly undesirable heterogeneity. Differences in mortality risks or expected LOS among specific ICD-9-CM codes included in a group do not necessarily represent a problem, however. A condition group definitional problem will exists only when:

         -- model predictive accuracy differs significantly among ICD-9-CM codes included in the group's definition; and

         -- distributions of included ICD-9-CM codes are not uniform across hospitals.
         Only when both of these are true are group definition problems likely to bias the accuracy of hospital performance estimates. To the degree possible (because of potential analytical problems resulting from small numbers of cases), MPA should examine each condition group definition, checking model performance in terms of fit to the data on a diagnosis by diagnosis basis. If model discrimination and calibration are similar across all included diagnoses no problem exists. If model performance is significantly poorer for some diagnoses than others, but these diagnoses are distributed randomly across hospitals, it is still unlikely that bias in measures of hospital performance will occur. However, for a particular condition group if significant differences in model performance exist across diagnoses and if the diagnoses are not randomly distributed across hospitals, MPA should either (a) alter the model to achieve a uniform level of performance across all ICD-9-CM codes included in the group definition, or (b) exclude codes as necessary from the group's definition. As discussed below, one method for addressing this issue is to include dummy variables, representing individual or subsets of ICD-9-CM codes, as independent variables in the mortality and/or LOS models.
         Since cases are selected for analysis based on ICD-9-CM codes assigned at discharge by medical records staff in individual hospitals, and since a number of research studies have demonstrated questionable reliability with ICD-9-CM coding, GCHQC should consider establishing a program of periodic coding audits (if such a program does not already exist). The Ohio Peer Review Organization routinely reviews Medicare cases for coding accuracy, and a similar process might be established for patients covered by other payers. In addition to coding accuracy, any such review should examine coding precision. NOS ("not otherwise specified") codes (e.g., 410.9x, AMI, site unspecified) contain less precise diagnostic information than other related codes (e.g., 410.7x, Subendocardial AMI). If GCHQC risk models are subsequently modified to include specific diagnoses as risk variables, inappropriate NOS coding could lead to misclassification of patients. Even if such model changes are not made or anticipated, higher than average proportions of NOS codes at some hospitals may be indicative of generally lax coding practices. Reviews of coding precision would help identify such hospitals and could help promote coding improvements.

     2. Identification and Selection of Predictor Variables. Most of the concerns expressed by clinical reviewers of MPA's preliminary modeling results relate to omission of potentially important risk predictors. It is my understanding that the process used for selection of variables involved four phases. The first two, construction by MPA staff of initial lists of variables based on clinical and health services literature, and critique and modification of initial lists during meetings with clinical advisory panels (physicians, nurses, quality assurance, utilization review),


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
         were designed to yield a comprehensive set of candidate risk predictors that could be evaluated statistically. The last two phases involved statistical analysis of data relationships, the first focusing on bivariate relationships between individual risk factors and the outcome variables (inhospital mortality and log LOS), and the second involving multivariate analysis to select final sets of predictors for each model. This general approach to model construction represents standard procedure for constructing such models. If the preliminary models were treated as final, with no consideration given to subsequent refinement, I could still criticize the general model construction process. However, this is not the case. Preliminary multivariate findings were submitted for additional review by individual clinical experts in Cleveland, and it is clear that the clinical reviewers comments are receiving careful consideration by GCHQC and MPA. I understand that subsequent analyses to address relevant criticisms will be performed. Considering all aspects of the process, I believe the methodology used for selecting risk adjusters in this study to be generally consistent with accepted scientific practice.

         Nevertheless, I have three suggestions. First, I believe that it is essential to analyze the models for bias associated both with risk factors included in the models and with potential risk adjusters omitted from, or excluded during, the analyses. Bias is considered to exists if the accuracy of model-predicted mortality (or log LOS) varies significantly as a function of a patient-related variable. For example, if a model provides accurate mortality estimates for middle-age patients, but less accurate estimates for younger and/or older patients, the model is biased in terms of patient age. If bias exists for a variable that is included in the model, either the variable's functional form is inappropriate (e.g., the variable's relationship to mortality may be quadratic instead of linear) or its effect is modified by (i.e., it interacts with) some other variable. Both of these problems can be addressed relatively easily. If bias analyses show a model's predictive accuracy to vary as a function of an omitted variable, the problem can often be corrected by adding the variable to the model. In some cases, for example when significant interactions exist between the omitted variable and other risk predictors, the most appropriate solution may be to develop multiple models, one for each separate stratum of the variable's values. Among the variables to be considered during these bias analyses should be, as noted in item 1 above, dummy variables representing individual ICD-9-CM codes, or sets of these codes, used for defining condition groups. Also, source of admission (e.g., nursing home, other) should be evaluated for bias, particularly in the LOS models.

         When significant bias is detected, three courses of action can be considered. The first and most desirable is to modify the model to eliminate the bias. A second feasible alternative is to leave the model unchanged, but demonstrate that the distribution of the biased variable does not differ across hospitals. In this case, model-derived estimates may be inaccurate, but the effects are unlikely to penalize any one hospital more than others. A third alternative, and the least desirable, is to leave the model unchanged even if hospitals differ systematically in terms of the distribution of the biased variable. This alternative might be best, for example, if inclusion of the variable in the model would allow hospitals easily to misreport data (perhaps fraudulently) or if its inclusion would provide incentives detrimental to good patient care.

         My second suggestion is related to the one above and it concerns both the actual and perceived integrity of the MPA risk models. Some risk variables identified by clinical reviewers as potentially important had actually been evaluated by MPA, but were excluded during the 3rd or 4th phases of model construction (as described above). Variables excluded during the 3rd phase (bivariate analyses) would have been found


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
     actually not to relate significantly to outcome; variables excluded during the 4th phase (multivariate analyses) would have been dropped because of strong correlation with one or more other included variables. I suspect that at least some of the concerns about model completeness could be alleviated by releasing the preliminary set of risk variables that were considered for inclusion in the models, along with correlation matrices for the considered variables and results of the bivariate analyses. Results of the bias analyses recommended above will, when negative, provide further, and very convincing, evidence that excluded variables are not important (Positive results during analyses of bias presumably will lead to model refinement.)

     My final suggestion regarding variable identification and selection goes back to the general modeling process. We have sufficient experience with outcomes modeling at this point in time to know that no model should ever be considered "finished" or complete. New scientific findings may suggest other risk variables not previously considered, or advances in diagnostic instrumentation or data collection procedures may allow for assessment and inclusion of previously unmeasured patient characteristics. Thus, any risk model, even if used operationally for data analysis and reporting, should be subjected to a process of continual evaluation and refinement. It would be desirable for this process to provide for small scale studies, perhaps involving special data collection efforts, that would allow periodically for the examination of additional clinical variables suggested, in the literature or by Cleveland clinicians, as being potentially important. The process should also provide for occasional modification of the standard data collection instruments to allow for accumulation over time of suitably large amounts of data to support more detailed analyses of variables identified during the small-scale studies.

3. Methods of Analysis. The statistical procedures used by MPA for model construction, logistic regression for mortality and least squares regression for log LOS, are the most widely accepted and commonly used approaches for these types of analyses. I have no criticism of MPA's analytical methods, but I do have three suggestions.

     First, I note that there are no interaction terms in any of the MPA models, and I believe that such interactions may improve the performance of at least some of the models. Because of the very large number of possible interaction terms to be considered, even when relatively few independent variables are present, it is common for analysts to evaluate only the main effects of predictor variables and to ignore possible interactions among the variables. An approach that I have used in the past (e.g., Holloway and Thomas 1989) and found to work quite well is to make an initial pass through model estimation samples using a recursive partitioning algorithm such as CART (Brierman et al. 1984) or AID (Sonquist et al. 1973). These algorithms empirically identify important interactions, if any are present, and they indicate optimal cutpoints for rescaling independent variables (e.g., age <50, 51-69, >= 70) when defining the interaction terms. Once potentially important interactions have been identified, they can be considered, along with risk factor main effects, as independent variables in stepwise regression analyses for model construction. If interactions are relatively unimportant, they will be eliminated during this last step.

     My second suggestion does not concern the analytical procedure itself, but the fit statistics used when describing modeling results. At a Spring 1992 risk modeling conference, sponsored by HCFA Office of Research and organized by Rand Corp. staff, a number of respected researchers were asked to consider various methodological issues related to risk model performance and validity. One focus of this meeting was the statistic(s) to be used for describing model performance, an issue this meeting was the statistic(s) to be used for describing model performance, an issue of interest because the many different statistics reported in the literature make performance comparisons difficult. The consensus of the group (which I understand is to be published in JAMA as a set of recommendations for researchers) was that performance should be described in terms of two properties: discrimination, which refers essentially to overall predictive accuracy, and calibration, which relates to the degree to which predictive accuracy varies along the scale of predicted values (Hadorn et al. 1992). For binary outcomes such as mortality, discrimination typically is indicated by the C-index. Calibration may be described appropriately by either the Hosmer-Lemeshow statistic (Lemeshow et al. 1982) or the Brier Score (Brier 1950).

     My final suggestion, which I recognize to be consistent with MPA and GCHQC intentions, but which I repeat for emphasis and completeness, is that each of the models be tested for statistical stability -- i.e., its performance be assessed using a data set different from the estimation set. Such statistical validation is an essential step. It could conceivably be performed using Wave I data and bootstrap procedures, or it could be accomplished using Wave II data.

Validity of the Selected Outcome Indicators. The issue here is whether or not the chosen outcome measure, even if appropriately adjusted to control for differences across providers in patient risk characteristics, will represent a valid indicator of quality of care. I have commented above that my own research suggests that length-of-stay, as an outcome of care, does not meet this criterion. It is conceivable that additional research, employing more complete data and/or improved risk adjustment procedures, will be able to demonstrate different findings. However, at this point in time to my knowledge there is no evidence in the literature that hospital mean LOS, even if risk-adjusted, can be used as an indicator or quality. It could conceivably be interpreted as a measure of resource efficiency.

While evidence exists in the literature that at least some risk-adjusted mortality measures are valid as indicators of hospital quality of care, there are still questions that must be addressed for any newly proposed measure. One such question relates to the appropriate definition of mortality. Several of the more widely cited successful validations of risk-adjusted mortality utilized Medicare data and defined mortality as death within 30 days of hospital admission. Jencks et al. (1988) documented the extreme bias in initial Medicare studies of inhospital mortality arising from regional differences in length-of-stay, and Chassin et al. (1989) demonstrated the poor correlation between hospital mortality outliers identified based on inhospital mortality and those identified using 30-day mortality (i.e., death within 30 days of admission). The conventional wisdom at this point favors the 30-day over the inhospital definition of mortality. I believe that within relatively small geographic areas, the definitional distinction is unlikely to have any important consequences for the validity of risk-adjusted mortality measures. Nevertheless, I believe that this represents a minority view among researchers, and thus those who choose to use inhospital mortality (MPA and GCHQC) must be able to demonstrate either that within the relevant geographic area there are no systematic differences across hospitals between inhospital and 30-day mortality rates, or that, independent of any such differences, risk-adjusted inhospital mortality rates do lead to valid conclusions about hospital quality of care. A study to demonstrate the former point could be carried out reasonably easily it the focus is limited to Medicare discharges. In this case, the MEDPAR data tapes could be used to correlate number of 30-day deaths and number of inhospital deaths for Cleveland hospitals, using hospital as the unit of analysis.

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
The latter type of study is much more difficult, since it requires an independent indicator for hospital quality that is credible and can be related to risk-adjusted inhospital mortality. If hospital-level correlations between the two indicators are observed to be positive and significant, the findings constitute evidence for the validity of both the risk-adjusted mortality measure and the independent measure. In my own work, I have used Medicare Peer Review findings to test the validity of risk-adjusted outcomes as quality indicators, and in a recent paper (Thomas et al., in press) I outline some of the methodological considerations in carrying out such a validation study. To date, probably the most comprehensive and methodologically sophisticated validation study of this type is the Rand Prospective Payment System evaluations conducted for HCFA (Kahn et al. 1990a). In this study, case level process-of-care judgments served as independent measures of quality; and these process evaluation methodologies, an explicit criteria review (Kahn et al. 1990b) and a structured implicit review (Rubenstein et al. 1990), are considered to represent the state-of-the-art for this type of quality measurement.
While a process-outcome validation study is likely to be difficult, and may be time consuming and expensive, it also provides a very strong benefit -- in one study, a successful finding can effectively answer all questions about appropriate methodology. If risk-adjusted mortality can be shown to relate significantly to process judgments of quality at the hospital level, then issues of condition group definition, risk variable identification, analytic process and definition of outcome variable (30-day or inhospital mortality) become essentially irrelevant. Further, without such a validation study, some questions about the validity, or lack thereof, of the risk-adjusted outcome measure as an indicator of hospital quality will always be present.

Conclusions

To summarize, based upon this brief evaluation of available information I find the methods being employed in this study to become consistent with good scientific practice. I have included a number of suggestions for changes that I believe may improve the likelihood that risk-adjusted mortality rates developed for Cleveland area hospitals will indeed relate to the quality performance of those facilities. With these changes, and with the inclusion of appropriately worded caveats, I believe the Cleveland community will benefit from the public release of the project findings. I feel particularly strong that a future validation study, one designed to test for relationships between risk-adjusted mortality rates and process-of-care judgments, is needed, and that such a study represents the most straightforward approach for simultaneously answering all of the important questions raised about methods used in this project. If such a study is not carried out before public release of the data, I recommend that the data release contain an explicit statement to the effect that although good scientific practices have been utilized in collecting the data and carrying out the risk-adjusted outcome analyses, the results have not been validated in terms of an independent measure of quality. I would also suggest that the release state explicitly that the risk-adjustment process is not considered perfect and that GCHQC intends to seek continuing improvement over time in these data.

Citations

Brieman L. et al. Classification and Regression Trees.. Belmont, CA: Wadsworth
    International Group, 1984.

Brier GW. Verification of forecasts expressed in terms of probability. Monthly
    Weather Review.  75(1950);1-3



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
Chassin MR, Park RE, Lohr KN, Keesey J, Brook RH. Differences among hospitals in Medicare patient mortality. Health Services Research 1989;24:1-31.

Hadorn D, Keeer E. Rogers W, Brook R. Revised draft final report for HCFA severity project. Santa Monica, CA: Rand Corp., August 10, 1992.

Hannan EL, Kilburn H, O'Donnell JF, et al. Adult open heart surgery in New
     York State: an analysis of risk factors and hospital mortality rates. Journal of the American Medical Association 1990;264:2768-2774.

Holloway JJ, Thomas JW. Factors influence readmission risk: implications for quality monitoring. Health Care Fin Review. 11(1989):19-32

Jencks SF, Williams DK, Kay TL. Assessing hospital-associated deaths from discharge data: the role of length of stay and comorbidities. Journal of the American Medical Association 1988;260:2240-2246.

Kahn KL, Rubenstein LV, Draper D, et al. The effects of the DRG-based prospective payment system on quality of care for hospitalized Medicare patients. Journal of the American Medical Association 1990a;264:1953-1955.

Kahn KL, Rogers WH, Rubenstein LV, et al. Measuring quality of care with explicit process criteria before and after implementation of the DRG-based prospective payment system. Journal of the American Medical Association 1990b;264:1969-1973.

Lemeshow S., Hosmer DW. A review of goodness of fit statistics for use in the development of logistic regression models. American Journal of Epidemiology. 115(1982);92-106.

Park RE, Brook RH, Kosecoff J, et al. Explaining variations in hospital death rates: randomness, severity of illness, quality of care. Journal of the American Medical Association 1990;264:484-490.

Rubenstein LV, Kahn KL, Reinish EJ, et al. Changes in quality of care for five diseases measured by implicit review, 1981 to 1986. Journal of the American Medical Association 1990;264:1974-1979.

Sonquist JA, Baker EL, Morgan JN. Searching for structure. Ann Arbor: Survey
     Research Center, Institute for Social Research, the University of Michigan, 1973.

Thomas JW, Holloway JJ, Guire KE. Validating risk-adjusted mortality as an indicator for quality of care. Inquiry (in press).


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        MPA AND QIMC ACTIONS AND RESPONSES TO THE RECOMMENDATIONS OF THE
       CLEVELAND PHYSICIAN ADVISORY PANELS AND THE EXTERNAL EXPERT PANEL

Recommendation 1: Consideration should be given to examining 30-day hospital mortality, as well as in-hospital mortality.

    Action/Response: Because of concerns about provider and patient confidentiality, the Project made a decision, at its outset, not to collect patient identifiers (e.g., social security numbers) that would permit the linking of episodes of hospital care to specific patients and/or subsequent health care outcomes. As noted by Dr. Thomas, for small geographic regions, analysis of in-hospital mortality probably yields similar conclusions as analysis of 30-day mortality. The QIMC will re-examine this issue after the release of the initial report.

Recommendation 2: Consideration should be given to conducting a process of care validation study (proposed by Dr. Thomas).

    Action/Response: Again, the Project made a decision, at its outset to measure outcomes as a measure of quality and not to measure process directly. As Dr. Krakauer emphasizes, the difficulties and limitations of process of care studies are well-known and are, thus, being replaced by outcomes studies by numerous organizations, including the Joint Commission and Medicare PROs. Furthermore, the QIMC feels that conducting a process of care validation study would add considerable expense and yield questionable benefits.

Recommendation 3: The statistical methodology for determining the 95% confidence intervals (i.e., statistical variance) around predicted estimates should be further examined.

    Action/Response: No single methodology is universally accepted as being correct. Different methodologies will likely give approximately similar confidence intervals. Nevertheless, this issue will be further studied, in detail, by the QIMC. Advice and recommendations from local and national experts in the area will be solicited. MPA will employ the statistical methodology that is deemed as being most appropriate.

Recommendation 4: Diagnostic heterogeneity within individual categories should be examined.

    Action/Response: MPA will conduct detailed analyses of the impact of specific ICD-9-CM codes and/or groups of codes on biasing hospital results. Where statistically appropriate, these codes will be used in the risk-adjustment models as variables and/or excluded from the analysis. This should further improve model accuracy and lessen the potential for biased results. In addition, because of physician concerns, the combined surgical category will not be reported in the initial report. When sample sizes for individual diagnostic categories become large enough to permit statistical risk-adjustment, data for those categories will be analyzed and reported.

Recommendation 5: Bias analyses for variables included in the models, as well as excluded from the models could be performed.

    Action/Response: MPA will continue to conduct bias analyses and will report the results to the QIMC. Where bias is found, models will be redeveloped to eliminate the bias. Such analyses are currently being completed for transfer patients. In addition, hospitals have been given the opportunity to submit patient variables which could potentially bias results. Analyses are currently being conducted of these variables.

Recommendation 6: Additional effort should be given to including variables identified by clinicians as being important and/or feeding back to clinicians empiric data that such variables are not statistically appropriate.
    Action/Response: Both MPA and the QIMC are extremely sensitive to this issue and are committed to developing models that gain the confidence of participating physicians. Several additional explicit steps will be taken. First, variables considered important be clinicians, but in whom a high proportion of patients had missing values, will be analyzed, using a statistical technique proposed by Dr. Krakauer and the physician groups. Second, lists of candidate variables (i.e., all variables considered for the models, including variables which proved not to be statistically significant) will be fed back to clinicians. Third, in addition to statistical significance, clinical significance and effect size will be used as a new criteria for constructing models. Fourth, future data collection efforts will be modified to more reliably collect variables considered clinically important.
Recommendation 7: The risk-adjustment models developed in Wave I must be validated prior to reporting Wave II (live) hospital data.

    Action/Response: Prior to any data release, risk-adjustment models developed in one survey wave will be tested in patients from another survey wave to ensure validity. Validity will be assessed using standard statistical techniques to determine discrimination (e.g., ROC curve ares, explained variance) and goodness of fit (e.g., Hosmer-Lemishow statistic, analysis of residuals). Models that do not validate well will be redeveloped.

Recommendation 8: No matter how accurate a risk-adjustment model is, improvements should always be looked for in subsequent data reporting periods.

    Action/Response: The continual improvement of the Health Quality Choice risk-adjustment models is a primary focus of the Project. Suggestions for improvement from Coalition members will always be solicited. Data reporting will be accompanied by appropriate caveats for data interpretation and by potential limitations of the data. Reports will also reflect: i) the philosophy that the analyses represent work in progress; and ii) that the goal of the Project is to continually improve the accuracy and appropriateness of the analyses being report.

                                  ADDENDUM #3

                                 STATUS REPORT
                                  CORE CHOICE
                                     SYSTEM

CHOICE Matrix
Revised January 10, 1994
File:  PATTY\MPA\MATRIX2.XLS


CHOICE                                                  PERFORMANCE       MODELS        TO M.D.         PROJECTED        MODELS
MODEL           SUBGROUP                                STATISTICS      DEVELOPED       PANELS          PANEL MTG       VALIDATED

MORTALITY                                                   ROC
                Combined Medical                        [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Acute Myocardial Infarction             [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Congestive Heart Failure                [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Pneumonia/Obstructive Lung Disease      [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Stroke                                  [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                GI Hemorrhage                           [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Coronary Artery Bypass Graft            [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Lower Bowel Resection                   [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Vascular Repair                         [*     ]        [*     ]        [*     ]        [*     ]        [*     ]


LENGTH OF STAY                                              R2

                Combined Medical                        [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Combined Surgical                       [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Acute Myocardial Infarction             [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Congestive Heart Failure                [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Pneumonia                               [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Obstructive Lung Disease                [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Stroke                                  [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                GI Hemorrhage                           [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Coronary Artery Bypass Graft            [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Lower Bowel Resection                   [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Vascular Repair                         [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Reduction of Fracture                   [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Hysterectomy                            [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Laminectomy                             [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Prostatectomy                           [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                Carotid Endarterectomy                  [*     ]        [*     ]        [*     ]        [*     ]        [*     ]

*ADVERSE EVENTS                                             ROC

                ACUTE RENAL FAILURE                     [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                RESPIRATORY FAILURE                     [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                ACUTE BLOOD LOSS (MED VS. SURG)         [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                ACUTE MYOCARDIAL INFARCTION             [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                CARDIAC ARREST                          [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                ***ANTIBIOTIC USE                       [*     ]        [*     ]        [*     ]        [*     ]        [*     ]

OBSTETRICS                                                  ROC
                PRIMARY C-SECTION                       [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                LOW APGAR                               [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                REPEAT C-SECTION -- RAW RATES ONLY      [*     ]        [*     ]        [*     ]        [*     ]        [*     ]
                COMPLICATIONS                           [*     ]        [*     ]        [*     ]        [*     ]        [*     ]


CHOICE                                                  TEST DATA       PROJECTED       LIVE DATA        PROJECTED
MODEL           SUBGROUP                                APPD/RPTD       TEST DATA        REPORTED       LIVE REPORT

MORTALITY                                                   ROC
                Combined Medical                        [*     ]        [*     ]        [*     ]        [*     ]
                Acute Myocardial Infarction             [*     ]        [*     ]        [*     ]        [*     ]
                Congestive Heart Failure                [*     ]        [*     ]        [*     ]        [*     ]
                Pneumonia/Obstructive Lung Disease      [*     ]        [*     ]        [*     ]        [*     ]
                Stroke                                  [*     ]        [*     ]        [*     ]        [*     ]
                GI Hemorrhage                           [*     ]        [*     ]        [*     ]        [*     ]
                Coronary Artery Bypass Graft            [*     ]        [*     ]        [*     ]        [*     ]
                Lower Bowel Resection                   [*     ]        [*     ]        [*     ]        [*     ]
                Vascular Repair                         [*     ]        [*     ]        [*     ]        [*     ]


LENGTH OF STAY                                              R2

                Combined Medical                        [*     ]        [*     ]        [*     ]        [*     ]
                Combined Surgical                       [*     ]        [*     ]        [*     ]        [*     ]
                Acute Myocardial Infarction             [*     ]        [*     ]        [*     ]        [*     ]
                Congestive Heart Failure                [*     ]        [*     ]        [*     ]        [*     ]
                Pneumonia                               [*     ]        [*     ]        [*     ]        [*     ]
                Obstructive Lung Disease                [*     ]        [*     ]        [*     ]        [*     ]
                Stroke                                  [*     ]        [*     ]        [*     ]        [*     ]
                GI Hemorrhage                           [*     ]        [*     ]        [*     ]        [*     ]
                Coronary Artery Bypass Graft            [*     ]        [*     ]        [*     ]        [*     ]
                Lower Bowel Resection                   [*     ]        [*     ]        [*     ]        [*     ]
                Vascular Repair                         [*     ]        [*     ]        [*     ]        [*     ]
                Reduction of Fracture                   [*     ]        [*     ]        [*     ]        [*     ]
                Hysterectomy                            [*     ]        [*     ]        [*     ]        [*     ]
                Laminectomy                             [*     ]        [*     ]        [*     ]        [*     ]
                Prostatectomy                           [*     ]        [*     ]        [*     ]        [*     ]
                Carotid Endarterectomy                  [*     ]        [*     ]        [*     ]        [*     ]

*ADVERSE EVENTS                                             ROC
                ACUTE RENAL FAILURE                     [*     ]        [*     ]        [*     ]        [*     ]
                RESPIRATORY FAILURE                     [*     ]        [*     ]        [*     ]        [*     ]
                ACUTE BLOOD LOSS (MED VS. SURG)         [*     ]        [*     ]        [*     ]        [*     ]
                ACUTE MYOCARDIAL INFARCTION             [*     ]        [*     ]        [*     ]        [*     ]
                CARDIAC ARREST                          [*     ]        [*     ]        [*     ]        [*     ]
                ***ANTIBIOTIC USE                       [*     ]        [*     ]        [*     ]        [*     ]
OBSTETRICS                                                  ROC
                PRIMARY C-SECTION                       [*     ]        [*     ]        [*     ]        [*     ]
                LOW APGAR                               [*     ]        [*     ]        [*     ]        [*     ]
                REPEAT C-SECTION -- RAW RATE ONLY       [*     ]        [*     ]        [*     ]        [*     ]
                COMPLICATIONS                           [*     ]        [*     ]        [*     ]        [*     ]



*TO BE REPORTED IN AGGREGATE DUE TO LOW VOLUMES
**TO BE FORTHCOMING
***STATUS REPORT EXPECTED MARCH 15, 1994






- ---------
* Confidential portions omitted and filed separately with the Commission.

                     AMENDMENT NO. 1 TO LICENSING AGREEMENT

        This AMENDMENT NO. 1 TO LICENSING AGREEMENT ("Amendment") is entered into as of the __ day of January, 1995, by and between APACHE Medical Systems, Inc. ("APACHE") and Quality Information Management Corporation ("QIMC").

                                    RECITALS

        A. APACHE and QIMC entered into a certain Licensing Agreement dated as of the 24th day of March, 1994 (the "Licensing Agreement").

        B. APACHE and QIMC now desire to amend certain of the terms of the Licensing Agreement, as set forth in this Amendment. All capitalized terms used in this Amendment as not defined herein shall have the meanings ascribed to such terms in the Licensing Agreement.

                               TERMS OF AMENDMENT

        In consideration of the foregoing, and of the mutual covenants and agreements contained herein, APACHE and QIMC agree that the Licensing Agreement shall be amended as follows:

        1. License Fee. Paragraph (a) of Section 5 of the Licensing Agreement shall be deleted and replaced by the following provision:

        (a) IN CONSIDERATION FOR THE LICENSES, A LICENSE FEE EQUAL TO THE ANNUAL AMOUNTS SHOWN BELOW FOR EACH OF THE FIRST FIVE (5) YEARS OF THE LICENSE AGREEMENT:

                        YEAR 1 [*     ]
                        YEAR 2 [*     ]
                        YEAR 3 [*     ]
                        YEAR 4 [*     ]
                        YEAR 5 [*     ]

    WHICH ANNUAL AMOUNTS SHALL BE PAYABLE IN EQUAL MONTHLY INSTALLMENTS, STARTING ON THE DATE OF THE LICENSE AGREEMENT (WITH APPROPRIATE PRORATION FOR THE FIRST MONTH OF THIS AGREEMENT) AND THEREAFTER, ON THE FIRST DAY OF EACH SUCCESSIVE MONTH, FOR A TOTAL PAYMENT EQUAL TO $1,000,000;

        2. St. Louis Alliance Revenues. In addition to such other payments as may be received by QIMC under the terms of the Licensing Agreement, QIMC and APACHE each shall be entitled to receive one-half of all revenues received by APACHE and/or QIMC under the terms of that certain License Agreement dated as of July 1, 1994, between The Greater St. Louis Healthcare Alliance (the "Alliance") and QIMC (the "St. Louis Agreement"). Each of the

- ----------
* Confidential portions omitted and filed separately with the Commission.

parties hereby agrees that, in the event such party receives any payment from the Alliance pursuant to the St. Louis Agreement, such party promptly shall disburse to the other party one-half of such payment.

        3. Reconciliation of Amounts Owed. APACHE and QIMC hereby agree that, on or before January 31, 1995, they shall: (a) jointly prepare a reconciliation of amounts due for the period from the date of the Licensing Agreement through December 31, 1994, based upon the Licensing Agreement as amended hereby; and (b) pay any amounts due as shown by such reconciliation.

        4. Effect Upon Licensing Agreement. Except as expressly amended or modified by this Amendment, the Licensing Agreement, and each and every provisions thereof, shall remain in full force and effect.

        IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the day and year set forth above.

                                   APACHE MEDICAL SYSTEMS, INC.

                                   By: /s/ Brion D. Umidi
                                       -----------------------------
                                   Title:  Vice President
                                           -------------------------


                                   QUALITY INFORMATION MANAGEMENT CORPORATION

                                   By:  /s/ Dwain H. Harper
                                        ----------------------------
                                   Title:  Executive Director
                                           -------------------------

* Confidential portions omitted and filed separately with the Commission.

                     ADDENDUM TO THE LICENSING AGREEMENT


This Addendum to the Licensing Agreement by and between APACHE Medical Systems, Inc., ("APACHE") and the Quality Information Management Corporation ("QIMC") dated March 24, 1994 ("Licensing Agreement"), incorporates all of the terms and conditions of the Licensing Agreement.

WHEREAS Section 7(b) and 7(c) of the Licensing Agreement states if the Hospitals request, APACHE shall provide additional software ("Software") that will provide the following three components: (i) data collection ("Data Collection Tool"), (ii) on-site processing ("On-Site Processing Tool") and
(iii) interface capability ("Interface") according to the terms defined in the Licensing Agreement.

WHEREAS The Hospitals signed a Software Authorization Agreement authorizing QIMC to execute an agreement with APACHE to develop and implement the Data Collection Tool.

WHEREAS This Addendum to the Licensing Agreement ("Addendum"), for mutual consideration, the receipt of which is acknowledged, modifies and shall serve as the agreement that will confirm authorization and further define the terms under which APACHE shall develop and implement such software.

1. FEE STRUCTURE: APACHE is providing two options to the Hospitals in fulfilling its' obligation to provide software to the Hospitals. APACHE shall provide the Hospitals with one of the following software tools (described in detail below):
         A) APACHE Acute Care Enterprise Information System ("APACHE EIS Tool") and the Data Collection Tool; or
         B) the Data Collection Tool only

Because APACHE is providing two options, those Hospitals that signed the Software Authorization Agreement must indicate in writing to APACHE which option shall be exercised no later than February 29, 1996. If the Hospitals do not indicate their selection within the stated timeframe, APACHE shall deliver the Data Collection Tool (Option B) under the terms defined in the License Agreement and this Addendum. After the established deadline, the APACHE EIS
Tool (Option A) will be available to Hospitals for a one-time fee of [*     ]
upgrade fee) and the [*    ] Transaction Fee described below.

OPTION (A) APACHE EIS and Data Collection Tool: APACHE agrees to provide the APACHE EIS Tool and the Data Collection Tool for the following reduced pricing:

    One Time Fee for the APACHE EIS Tool:      [*     ]
    Transaction Fee per hospital discharge:    [*     ] per hospital discharge
             (increases to the transaction fee shall occur no more than annually and shall be tied to the medical component of the CPI)

The Transaction Fee for the APACHE EIS Tool includes quarterly updates and is calculated based upon the number of discharges which are reported through the
APACHE EIS Tool.  More frequent updates are [*     ] per update per Hospital.
The quarterly updates will be delivered to the Hospitals no later than 30 days following receipt by APACHE of complete, accurate and clean data from QIMC, with the exception of the first wave of data, which shall be delivered no later than 60 days following receipt by APACHE of complete, accurate and clean data from QIMC. If APACHE fails to comply with this committed schedule for one quarter, QIMC may provide APACHE with written notice of non-compliance within ten days after the data is due to QIMC. If, after receipt of such notice, APACHE does not meet the committed schedule for the succeeding quarter, the transaction fees for all cases submitted during the succeeding quarter shall be
reduced to [*     ] percent of the contracted transaction fee.


OPTION (B) The Data Collection Tool only: Hospitals that elect not to utilize the APACHE EIS Tool may choose to utilize only the Data Collection Tool for the fees listed in the Licensing Agreement.
    Data Collection Tool:     [*     ] per transaction for the first year
                              [*     ] per transaction for the second year
                              [*     ] per transaction for the third year
- -------
* Confidential portions omitted and filed separately with the Commission.

Beyond year three, increases of the transaction fees will be limited to the medical component of the CPI.

Payment for purchase of the APACHE EIS Tool shall be between the respective Hospitals and APACHE. Transaction Fees will be submitted to QIMC by each Hospital and submitted by QIMC to APACHE quarterly according to the following schedule. The Transaction Fees shall be due to QIMC from the Hospitals within 30 days of the end of the quarter. QIMC shall collect the Transaction Fees from the Hospitals and shall submit fees collected during the month to APACHE at the end of each month.

Hospitals have the option of requesting that APACHE load historical data on the
APACHE EIS Tool for the fee of [*        ] per six month study per Hospital.

APACHE shall make available an APACHE EIS Tool for analysis of Hospitals utilizing the APACHE EIS Tool to QIMC or GCHA for a one-time license fee of
[*      ] and a quarterly update fee of [*     ] contingent upon QIMC or GCHA
signing APACHE's standard licensing terms and conditions.

2. PRODUCT DESCRIPTION: The Data Collection Tool being provided to the Hospitals will collect data variables required for the QIMC risk adjustment methodologies for existing medical surgical models, the existing C-Section model and data variables for the proposed Adverse Event Models. As an important research and development laboratory (as referenced in the License Agreement) for the continuing development and refinement of the CHOICE and APACHE Systems, QIMC will continue to identify and test patient-level variables that enhance the performance of these systems.

The Data Collection Tool incorporates four components, including: (i) UB-92 batch tape processing; (ii) laboratory batch tape processing; (iii) a PC based data collection software application for entry of data variables not available electronically; and (iv) data merge software for integration of data from these three sources. The Data Collection Tool will provide range checking and missing variable audit functions as described in the Licensing Agreement.

The APACHE EIS Tool is an analytical and reporting software application tool having the characteristics and functionality as described in the APACHE EIS Tool documentation.

3. DATA FLOW: Currently, QIMC receives raw data from the Hospitals, cleans and edits the data and risk adjusts the data with the CHOICE methodology. QIMC receives raw data from Hospitals through data collection forms. After the APACHE EIS Tool and/or Data Collection Tool is implemented, QIMC shall receive the raw data from the Data Collection Tool and UB-92 and Lab Tapes, all of which shall be submitted by the Hospitals. APACHE shall provide QIMC with software to merge the data provided by the Data Collection Tool and UB-92 and Lab Tapes.

APACHE will provide QIMC the necessary methodologies, variables, weights or other items pertaining to the APACHE Acute Care methodology that are reasonably requested and required to clean, edit and risk-adjust the data. QIMC shall continue to clean, edit, severity adjust the data and provide to APACHE the raw and severity adjusted data as defined in the Licensing Agreement. The data provided to APACHE by QIMC shall include all data elements required for the APACHE Acute Care methodology.

4. TRAINING AND TECHNICAL SUPPORT:
A) TRAINING: APACHE shall provide software training at no charge during the implementation, testing and start-up phases ("Initial Training Phase"). The Initial Training Phase shall be as defined in the attached Training Schedule.

Training beyond that required in the Initial Training Phase is available to
QIMC and the Hospitals from APACHE at the rate of [*      ] per hour or as
otherwise agreed in writing.

B) TECHNICAL SUPPORT: APACHE shall provide technical support as follows:
        APACHE EIS Tool -- technical support is included in the Transaction Fee Data Collection Tool -- technical support is included in the Transaction Fee

- -------------
* Confidential portions omitted and filed separately with the Commission.

        Data Merge Software for QIMC -- technical support is free of charge for the first six months after implementation. Thereafter Technical Support for
the Data Merge Software is available to QIMC from APACHE as the rate of [*    ]
per hour or as otherwise agreed in writing.

APACHE will modify or enhance the software for the Adverse Events Models for no charge up to the date when the Technical Committee (QIM Committee) gives its final endorsement. Any modifications or enhancements after that date may be
provided by APACHE at a rate of [*    ] per hour.

APACHE will provide to the Hospitals free of charge any enhancements or upgrades to the Data Collection Tool or APACHE EIS Tool which are generally made available for no fee to its other Acute Care clients. APACHE will provide to the Hospitals free of charge any software changes required to make either the Data Collection Tool or the APACHE EIS Tool (or both) compatible with the Ohio Department of Health acute care data collection and reporting project (the "Ohio Project"), provided that the Ohio Project licenses from APACHE either the APACHE Data Collection Tool or APACHE EIS Tool (or both) incorporating the APACHE Acute Care methodology for all acute care patients included in the Ohio Project.

QIMC shall reimburse APACHE for all reasonable out of pocket travel and living expenses incurred by APACHE in fulfilling its obligations or to further develop or enhance the Data Collection Tool or the APACHE EIS Tool. After the activities described in this Addendum have occurred, a party shall reimburse reasonable out of pocket travel and living expenses of the other party if such travel has been approved in writing.

5. LICENSING TERMS AND CONDITIONS FOR THE HOSPITALS: QIMC shall review and approve APACHE's standard licensing terms and conditions for the Hospitals to join before use of either software product.

The parties have executed this Addendum by their duly authorized representatives, effective as of the date first written below.


QUALITY INFORMATION MANAGEMENT                    APACHE MEDICAL SYSTEMS, INC.
CORP.
By:/s/ Dwain L. Harper                            By: /s/ Sherrie L. Jones
   ------------------------                           ------------------------
Print Name: Dwain L. Harper                       Print Name: Sherrie L. Jones
           ----------------                                   -----------------
Title: Executive Director                         Title: Vice President, Sales
       ---------------------                             & Marketing
                                                         ---------------------
Date: 12/29/95                                    Date: 12/29/95
      ---------------------                             ----------------------









- ------------
* Confidential portions omitted and filed separately with the Commission.